Money Market Funds

PROSPECTUS

CLASS A AND S SHARES:

MONEY MARKET FUND

CLASS S SHARES:

US GOVERNMENT MONEY MARKET FUND

TAX FREE MONEY MARKET FUND

MARCH 1, 2006

As Supplemented March 10, 2006

909 A STREET, TACOMA, WA 98402 • 800-787-7354

As with all mutual funds, the Securities and Exchange Commission has neither determined that the information in this Prospectus is accurate or complete, nor approved or disapproved of these securities. It is a criminal offense to state otherwise.

RISK/RETURN SUMMARY

Investment Objective, Principal Investment Strategies and Principal Risks

Each of the following Funds has either a fundamental or a non-fundamental investment objective as noted below. A fundamental investment objective may only be changed with shareholder approval. A non-fundamental investment objective may be changed by the Board of Trustees of a Fund without shareholder approval.

MONEY MARKET FUND

Non-Fundamental Investment Objective

Seeks to maximize current income while preserving capital and liquidity.

Principal Investment Strategies

The Money Market Fund invests in a portfolio of high quality money market securities maturing within 397 days or less, however variable rate securities issued by the US government or its agencies or instrumentalities may have longer maturities. The Fund principally invests in (1) securities issued or guaranteed by the US government or its agencies, (2) securities issued by US and foreign banks, (3) asset-backed commercial paper, and (4) short-term debt of US and foreign corporations and trusts. Other types of securities the Money Market Fund invests in include other money market funds and funding agreements. The dollar-weighted average maturity of the Fund’s portfolio is 90 days or less. The Money Market Fund seeks to achieve its objective by active security selection consistent with its daily assessment of market and credit risks.

Principal Risks

An investment in the Money Market Fund, like any investment, has risks. The principal risks of investing in the Fund are those associated with investing in fixed-income securities, including instruments of US and foreign banks and branches and US and foreign corporations, asset-backed commercial paper and funding agreements. Prices of fixed-income securities rise and fall in response to interest rate changes. Fixed-income securities may also be downgraded in credit rating or go into default. Non-US corporations and banks issuing dollar denominated instruments in the US are not necessarily subject to the same regulatory requirements that apply to US corporations and banks, which may increase the possibility that they may become insolvent or otherwise unable to fulfill their obligations on these instruments. Asset-backed commercial paper is subject to price and default risk. Funding agreements are subject to reinvestment risk and credit risk. Please refer to the “Risks” section later in this Prospectus for further details.

US GOVERNMENT MONEY MARKET FUND

Non-Fundamental Investment Objective

Seeks to maximize current income while preserving capital and liquidity.

Principal Investment Strategies

The US Government Money Market Fund invests mainly in repurchase agreements collateralized by US government or US government agency obligations. The Fund also invests in securities issued or guaranteed by the US government or any of its agencies or instrumentalities maturing within 397 days or less, however variable rate securities issued by these entities may have longer maturities. The dollar-weighted average maturity of the Fund’s portfolio is 90 days or less. The Fund seeks to achieve its objective by active security selection consistent with its daily assessment of market risks.

Principal Risks

An investment in the US Government Money Market Fund, like any investment, has risks. The principal risks of investing in the Fund are those associated with investing in repurchase agreements and fixed-income securities. Repurchase agreements are subject to default risk. Prices of fixed-income securities rise

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and fall in response to interest rate changes. Fixed-income securities may also be downgraded in credit rating or go into default. Please refer to the “Risks” section later in this Prospectus for further details.

TAX FREE MONEY MARKET FUND

Fundamental Investment Objective

Seeks to provide federal tax-exempt current income consistent with the preservation of capital and liquidity. The Fund will invest, under normal circumstances, at least 80% of the value of its assets in investments, the income from which is exempt from federal income tax.

Principal Investment Strategies

The Tax Free Money Market Fund invests in a portfolio of high quality short-term debt securities maturing in 397 days or less. The dollar-weighted average maturity of the Fund’s portfolio is 90 days or less. The Fund exclusively purchases investment-grade municipal debt obligations providing income that is exempt from federal income tax and not subject to the alternative minimum tax. Securities in which the Fund invests may be supported by credit and liquidity enhancements from third parties.

Principal Risks

An investment in the Tax Free Money Market Fund, like any investment, has risks. The principal risks of investing in the Fund are those associated with investing in fixed-income securities, investing in municipal obligations and credit and liquidity enhancements. Prices of fixed-income securities rise and fall in response to interest rate changes. Fixed-income securities may also be downgraded in credit rating or go into default. Municipal obligations are affected by economic, business or political developments and may be subject to provisions of litigation, bankruptcy and other laws affecting the rights and remedies of creditors. Please refer to the “Risks” section later in this Prospectus for further details on these risks.

An investment in money market funds is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market, US Government Money Market and Tax Free Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in each of these Funds.

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Performance

The following bar charts illustrate the risks of investing in the Funds by showing how the performance of each Fund’s Class S Shares varies from year to year over a 10-year period. The return for Class A Shares offered by this Prospectus may be lower than the Class S returns shown in the bar charts, depending on the fees and expenses of the Class A Shares. The highest and lowest returns for a full quarter during the periods shown in the bar charts for each of the Funds’ Class S Shares is set forth below the bar charts.

The tables accompanying the bar charts further illustrate the risks of investing in the Funds by showing each Fund’s average annual returns for 1, 5 and 10 years.

Returns for periods prior to the date that the Money Market Fund first issued its Class A Shares are those of the Fund’s Class S Shares and do not reflect deduction of the Rule 12b-1 distribution fees that apply to Class A Shares. Had they done so, the returns shown would have been lower. The Money Market Fund commenced operations of its Class A Shares on April 21, 2003.

Past performance is no indication of future results. A more detailed description of how returns are calculated can be found in the Funds’ Statement of Additional Information in the section entitled “Yield and Total Return Quotations.”

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Money Market Fund

Annual Total Returns

(for the years ended December 31)

Class S

Best Quarter:    1.67% (3Q/00)

Worst Quarter:    0.25% (3Q/03)

Average annual total returns for the periods ended December 31, 2005	1 Year	5 Years	10 Years

Money Market Fund Class A	3.11%	2.26%	4.00%

Money Market Fund Class S	3.19%	2.30%	4.02%

30-Day Yields as of December 31, 2005	Current

Money Market Fund Class A	4.05%

Money Market Fund Class S	4.15%

7-Day Yields as of December 31, 2005	Current	Effective

Money Market Fund Class A	4.12%	6.34%

Money Market Fund Class S	4.22%	6.49%

To obtain current yield information, please call 1-800-787-7354.

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US Government Money Market Fund

Annual Total Returns

(for the years ended December 31)

Class S

Best Quarter:    1.62% (4Q/00)

Worst Quarter:    0.16% (3Q/03)

Average annual total returns for the periods ended December 31, 2005	1 Year	5 Years	10 Years

US Government Money Market Fund Class S	2.64%	1.94%	3.70%

30-Day Yields as of December 31, 2005	Current

US Government Money Market Fund Class S	3.49%

7-Day Yields as of December 31, 2005	Current	Effective

US Government Money Market Fund Class S	3.53%	5.43%

To obtain current yield information, please call 1-800-787-7354.

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Tax Free Money Market Fund

Annual Total Returns

(for the years ended December 31)

Class S

Best Quarter:    1.07% (4Q/00)

Worst Quarter:     0.17% (3Q/03)

Average annual total returns for the periods ended December 31, 2005	1 Year	5 Years	10 Years

Tax Free Money Market Fund Class S	2.02%	1.61%	2.57%

30-Day Yields as of December 31, 2005	Current

Tax Free Money Market Fund Class S	2.62%

7-Day Yields as of December 31, 2005	Current	Effective

Tax Free Money Market Fund Class S	2.86%	4.40%

To obtain current yield information, please call 1-800-787-7354.

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Fees and Expenses

The following tables describe the fees and expenses that you may pay if you buy and hold Shares of the Funds.

Shareholder Fees

(fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed on Purchases	Maximum Sales Charge (Load) Imposed on Reinvested Dividends	Maximum Deferred Sales Charge (Load)	Redemption Fees*	Exchange Fees
Money Market Fund, Class A	None	None	None	None	None
All Funds, Class S	None	None	None	None	None

*	Each Fund may charge a fee to cover the cost of sending a wire transfer for redemptions, and your bank may charge an additional fee to receive the wire. For more information, please refer to the section “Payment of Redemption Proceeds.”

Annual Fund Operating Expenses#

(expenses that are deducted from Fund assets)

(% of net assets)

	Advisory Fee	Distribution (12b-1) Fees###	Other Expenses**	Total Annual Fund Operating Expenses**	Less Fee Waivers and Expense Reimbursements**	Net Annual Fund Operating Expenses**
Class A Shares*
Money Market Fund##	0.20%	0.10%	0.10%	0.40%	(0.15)%	0.25%

Class S Shares*
Money Market Fund##	0.20%	None	0.10%	0.30%	(0.15)%	0.15%
US Government Money Market Fund	0.20%	None	0.37%	0.57%	0.00%	0.57%
Tax Free Money Market Fund	0.20%	None	0.24%	0.44%	0.00%	0.44%

*	“Other Expenses” includes an administrative fee of 0.05% of average daily net assets for both Class A and Class S Shares.

**	Amounts have been restated to reflect expense reimbursements not expected to be paid during the fiscal year ending October 31, 2006 and the implementation of a new transfer agency fee schedule.

#	If you purchase Shares through a Financial Intermediary, such as a bank or an investment adviser, you may also pay additional fees to the intermediary for services provided by the intermediary. You should contact your Financial Intermediary for information concerning what additional fees, if any, will be charged.

##	FRIMCo has contractually agreed to waive, at least until February 28, 2007, 0.15% of its 0.25% combined advisory and administrative fees for the Money Market Fund. This waiver may not be terminated during the relevant period except at the Board’s discretion.

###	Pursuant to the rules of the National Association of Securities Dealers, Inc. (“NASD”), the aggregate initial sales charges, deferred sales charges and asset-based sales charges on Shares of the Funds may not exceed 7.25% of total gross sales, subject to certain exclusions. This 7.25% limitation is imposed at the class level on Class A Shares of the Funds rather than on a per shareholder basis. Therefore, long-term shareholders of the Class A Shares may pay more than the economic equivalent of the maximum front-end sales charges permitted by the NASD.

Under the distribution plan, Class A Shares pay distribution fees of up to 0.15% annually for the sale and distribution of Class A Shares. However, distribution fees are estimated to be 0.10% for the fiscal year ending October 31, 2006.

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Example

This example is intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes your investment has a 5% return each year and that operating expenses remain the same. The calculation of costs for the one year period takes into account the effect of any current fee waivers contractually agreed to by FRIMCo through February 28, 2007. The calculation of costs for the three, five and ten year periods takes such waivers into account only for the first year of the periods.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A
Money Market Fund	$26	$114	$210	$491

Class S
Money Market Fund	$15	$81	$153	$365
US Government Money Market Fund	58	183	318	713
Tax Free Money Market Fund	45	141	246	553

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INVESTMENT OBJECTIVE AND

INVESTMENT STRATEGIES

Each of the following Funds has either a fundamental or a non-fundamental investment objective as noted below. A fundamental investment objective may only be changed with shareholder approval. A non-fundamental investment objective may be changed by the Board of Trustees of a Fund without shareholder approval.

MONEY MARKET FUND

Non-Fundamental Investment Objective

Seeks to maximize current income while preserving capital and liquidity.

Principal Investment Strategies

The Money Market Fund invests in a portfolio of high quality money market securities maturing within 397 days or less however variable rate securities issued by the US government or its agencies or instrumentalities may have longer maturities. The Fund principally invests in (1) securities issued or guaranteed by the US government or its agencies, (2) securities issued by US and foreign banks, (3) asset-backed commercial paper, and (4) short-term debt of US and foreign corporations and trusts. The Fund may also invest in securities which receive credit support from a variety of high quality US and foreign institutions. The Fund’s investments may include variable and floating rate securities whose rates are tied to appropriate money market indexes which reset frequently. The Fund may invest in securities issued by registered investment companies that are money market funds. The Money Market Fund may also invest in various types of funding agreements. These agreements are obligations of indebtedness negotiated privately between an investor and an insurance company.

Up to 10% of the Fund’s net assets may be “illiquid” securities (i.e., securities that do not have a readily available market or that are subject to resale restrictions).The dollar-weighted average maturity of the Fund’s portfolio is 90 days or less.

The Money Market Fund seeks to achieve its objective by active security selection consistent with its daily assessment of market and credit risks. This approach begins with a broad review of the economic and political environment. Interest rate forecasts of the investment community and Federal Reserve policy are analyzed to develop an expectation for interest rate trends. Within this framework, the Fund identifies individual securities for investment.

Non-Principal Investment Strategies

The Fund enters into repurchase agreements collateralized by US government and agency obligations.

The Fund may purchase investment-grade municipal debt obligations. These obligations are debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies, and instrumentalities, or multi-state agencies or authorities to obtain funds to support special government needs or special projects.

Some of the securities in which the Fund invests are supported by credit and liquidity enhancements from third parties. These enhancements may include letters of credit from foreign or domestic banks.

On rare occasions, the Fund may take a temporary defensive position that may be inconsistent with its long-term principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, the Fund may not achieve its investment objective during such times. The Fund may take a defensive position by raising cash levels.

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US GOVERNMENT MONEY MARKET FUND

Non-Fundamental Investment Objective

Seeks to maximize current income while preserving capital and liquidity.

Principal Investment Strategies

The US Government Money Market Fund enters into repurchase agreements. A repurchase agreement is an agreement under which the Fund acquires a fixed income security (a security issued by the US government or an agency thereof) and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally the next business day). The resale price reflects an agreed upon interest rate effective for the period the security is held by the Fund and is unrelated to the interest rate on the security. The securities acquired by the Fund constitute collateral for the repurchase obligation. In these transactions, the securities acquired by the Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and must be held by a custodian bank until repurchased. In addition, FRIMCo will monitor the Fund’s repurchase agreement transactions generally and will evaluate the creditworthiness of any bank, broker or dealer party to a repurchase agreement with the Fund. The Fund may invest all of its assets in repurchase agreements. Currently, a substantial portion of the Fund’s assets are invested in repurchase agreements.

The Fund also invests in securities issued or guaranteed by the US government or any of its agencies or instrumentalities maturing within 397 days or less, however variable rate securities issued by the US government or any of its agencies or instrumentalities may have longer maturities. These include, among others, the US Treasury, Federal National Mortgage Association, Federal Home Loan Mortgage Corporation and the Federal Home Loan Bank, as described below. The Fund’s investments may include adjustable rate securities whose rates are tied to appropriate money market indexes and reset periodically. The dollar-weighted average maturity of the Fund’s portfolio is 90 days or less.

The types of US government obligations the Fund may purchase include: (1) a variety of US Treasury obligations which differ only in their interest rates, maturities and times of issuance: (a) US Treasury bills at time of issuance have maturities of one year or less, and (b) US Treasury notes and US Treasury bonds with remaining maturities of 13 months if fixed rate and 24 months if variable rate (so long as the variable rate is readjusted no less frequently than every 762 days and the next readjustment date is within 397 days); (2) obligations issued or guaranteed by US government agencies and instrumentalities and supported by any of the following: (a) the full faith and credit of the US Treasury (such as Government National Mortgage Association participation certificates), (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury, (c) discretionary authority of the US government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Farm Credit Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Home Loan Banks and Federal National Mortgage Association).

The Fund seeks to achieve its objective by active security selection consistent with its daily assessment of market risks. This approach begins with a broad review of the economic and political environment. Interest rate forecasts of the investment community and Federal Reserve policy are analyzed to develop an expectation for interest rate trends. Within this framework, the Fund identifies individual securities for investment.

Non-Principal Investment Strategies

On rare occasions, the Fund may take a temporary defensive position that may be inconsistent with its long-term principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, the Fund may not achieve its investment objective during such times. The Fund may take a defensive position by raising cash levels.

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TAX FREE MONEY MARKET FUND

Fundamental Investment Objective

Seeks to provide federal tax-exempt current income consistent with the preservation of capital and liquidity. The Fund will invest, under normal circumstances, at least 80% of the value of its assets in investments, the income from which is exempt from federal income tax.

Principal Investment Strategies

The 80% investment requirement applies at the time the Fund invests its assets. The Tax Free Money Market Fund invests in a portfolio of high quality short-term debt securities maturing in 397 days or less. The dollar-weighted average maturity of the Fund’s portfolio is 90 days or less.

The Fund exclusively purchases investment-grade municipal debt obligations income that is exempt from federal income tax and not subject to the alternative minimum tax. Specifically, these obligations are debt obligations, rated A1 or VMIG1 or higher by Moody’s Investor Service, Inc. or its equivalent by a nationally recognized statistical rating organization (NRSRO), issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies, and instrumentalities, or multi-state agencies or authorities to obtain funds to support special government needs or special projects.

Securities in which the Fund invests may be supported by credit and liquidity enhancements from third parties. These enhancements are generally letters of credit from foreign or domestic banks. The liquidity enhancement allows the Fund to shorten the maturity of the debt obligation through a demand feature.

Non-Principal Investment Strategies

On rare occasions, the Fund may take a temporary defensive position that may be inconsistent with its long-term principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, the Fund may not achieve its investment objective during such times. The Fund may take a defensive position by raising cash levels.

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RISKS

An investment in the Funds, like any investment, has risks. The following section describes principal types of risks that each Fund is subject to and lists those Funds most likely to be affected by each risk. Other Funds that are not listed may be subject to one or more of the risks, but not in a way that is expected to principally affect the performance of such Funds as a whole. Please refer to the Funds’ Statement of Additional Information for a discussion of risks associated with types of securities held by the Funds and the investment practices employed by the individual Funds.

Principal Risks

Money Market Securities (including instruments of US Banks and Corporations)

(Money Market, US Government Money Market, Tax Free Money Market)

Prices of money market securities rise and fall in response to interest rate changes. Generally, when interest rates rise, prices of money market securities fall. Money market securities are also subject to reinvestment risk. As interest rates decline, a money market fund’s dividends (income) may decline because the fund must then invest in lower-yielding instruments. There is also a risk that money market securities will be downgraded in credit rating or go into default. Lower-rated securities, and securities with longer final maturities, generally have higher credit risks.

Repurchase Agreements

(US Government Money Market)

The use of repurchase agreements involves certain risks. One risk is the seller’s ability to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the Fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under bankruptcy laws, the disposition of the collateral may be delayed or limited. For example, if the other party to the agreement becomes insolvent and subject to liquidation or reorganization under bankruptcy or other laws, a court may determine that the underlying securities are collateral for a loan by the Fund not within its control and therefore the realization by the Fund on such collateral may be automatically stayed. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying securities and may be deemed an unsecured creditor of the other party to the agreement.

Instruments of Foreign Banks and Branches and Foreign Corporations

(Money Market)

Non-US corporations and banks issuing dollar denominated instruments in the US are not necessarily subject to the same regulatory requirements that apply to US corporations and banks, such as accounting, auditing and recordkeeping standards, the public availability of information and, for banks, reserve requirements, loan limitations and examinations. This adds to the analytical complexity of these securities, and may increase the possibility that a non-US corporation or bank may become insolvent or otherwise unable to fulfill its obligations on these instruments.

Municipal Obligations

(Tax Free Money Market)

Municipal obligations are affected by economic, business or political developments. These securities may be subject to provisions of litigation, bankruptcy and other laws affecting the rights and remedies of creditors, or may become subject to future laws extending the time for payment of principal and/or interest, or limiting the rights of municipalities to levy taxes.

US Government Securities

(Money Market, US Government Money Market, Tax Free Money Market)

No assurance can be given that the US government will provide financial support to certain US government agencies or instrumentalities since it is not obligated to do so by law. Accordingly, US government obligations may involve risk of loss of principal and interest.

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Asset-Backed Commercial Paper

(Money Market)

Asset-backed commercial paper is subject to the same risks as money market securities generally. In addition, transfer of such securities is usually restricted by the issuer.

Funding Agreements

(Money Market)

Funding agreements are subject to reinvestment risk and credit risk, as are all money market securities. Because there is normally no secondary market for these investments, funding agreements purchased by the Fund may be regarded as illiquid and therefore will be subject to the Fund’s limitation on illiquid investments.

Credit and Liquidity Enhancements

(Tax Free Money Market)

Third parties issue credit and/or liquidity enhancements generally in the form of letters of credit. Liquidity enhancements may be used to shorten the maturity of the debt obligation through a demand feature. Adverse changes in a guarantor’s credit quality if contemporaneous with adverse changes in the guaranteed security could cause losses to a Fund and may affect its net asset value.

Non-Principal Risks

Credit and Liquidity Enhancements

(Money Market)

Third parties issue credit and/or liquidity enhancements generally in the form of letters of credit. Liquidity enhancements may be used to shorten the maturity of the debt obligation through a demand feature. Adverse changes in a guarantor’s credit quality if contemporaneous with adverse changes in the guaranteed security could cause losses to a Fund and may affect its net asset value.

Repurchase Agreements

(Money Market)

The use of repurchase agreements involves certain risks. One risk is the seller’s ability to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the Fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under bankruptcy laws, the disposition of the collateral may be delayed or limited. For example, if the other party to the agreement becomes insolvent and subject to liquidation or reorganization under bankruptcy or other laws, a court may determine that the underlying securities are collateral for a loan by the Fund not within its control and therefore the realization by the Fund on such collateral may be automatically stayed. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying securities and may be deemed an unsecured creditor of the other party to the agreement.

Municipal Obligations

(Money Market)

Municipal obligations are affected by economic, business or political developments. These securities may be subject to provisions of litigation, bankruptcy and other laws affecting the rights and remedies of creditors, or may become subject to future laws extending the time for payment of principal and/or interest, or limiting the rights of municipalities to levy taxes.

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MANAGEMENT OF THE FUNDS

The Funds’ investment adviser is FRIMCo, 909 A Street, Tacoma, Washington 98402. FRIMCo pioneered the “multi-style, multi-manager” investment method in mutual funds and, as of December 31, 2005, managed over $28.9 billion in 39 mutual fund portfolios. FRIMCo was established in 1982 to serve as the investment management arm of Russell.

Russell was founded in 1936 and has been providing comprehensive asset management consulting services for over 30 years to institutional investors, principally large corporate employee benefit plans. Russell provides FRIMCo and the FRIC Funds with the money manager research services that it provides to its other clients. The Funds do not compensate Russell for these services. Russell and its affiliates have offices around the world, in Tacoma, New York, Toronto, London, Paris, Sydney, Auckland, Singapore and Tokyo.

Russell is a subsidiary of The Northwestern Mutual Life Insurance Company. Founded in 1857, Northwestern Mutual is a mutual insurance company headquartered in Milwaukee, Wisconsin. In the life and health insurance category, it was named the most admired company in the US in Fortune’s corporate reputation survey published in 2005.

Each Fund conducts its business through a number of service providers who act on their behalf. FRIMCo, the Funds’ administrator and investment adviser, performs the Funds’ day to day corporate management. FRIMCo currently acts as money manager for the Money Market and US Government Money Market Funds and recommends money managers to the Tax Free Money Market Fund, oversees them, and evaluates their results as more fully described below. The Funds’ custodian, State Street Bank, maintains custody of all of the Funds’ assets. FRIMCo, in its capacity as the Funds’ transfer agent, is responsible for maintaining the Funds’ shareholder records and carrying out shareholder transactions. When a Fund acts in one of these areas, it does so through the service provider responsible for that area.

FRIMCo provides or oversees the provision of all general management and administration, investment advisory and portfolio management services for the Funds, including developing the investment program for each Fund. FRIMCo also selects, subject to approval of the Fund’s Board, and oversees money managers for any Fund not managed by FRIMCo, and allocates such Fund’s assets among the money managers. FRIMCo may also directly manage portions of Tax Free Money Market Fund during transitions between money managers. The Funds’ money managers select the individual portfolio securities for the assets assigned to them and either FRIMCo or the money manager may arrange for execution of portfolio transactions.

In the last fiscal year, the aggregate annual rate of advisory and administrative fees paid to FRIMCo monthly on a pro rata basis as a percentage of average daily net assets was: Money Market Fund 0.10%, US Government Money Market Fund, 0.25% and Tax Free Money Market Fund, 0.25%. Of these aggregate amounts 0.05% is attributable to administrative services.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory contract between FRIMCo and the Funds is available in the Funds’ annual report to shareholders covering the period ended October 31, 2005.

THE MONEY MANAGERS

The Tax Free Money Market Fund allocates its assets among the money managers listed under “Money Manager Information” at the end of this Prospectus. FRIMCo, as the Funds’ adviser, may change the allocation of a Fund’s assets among money managers at any time. The Funds received an exemptive order from the Securities and Exchange Commission (SEC) that permits FRIMCo to engage or terminate a money manager at any time, subject to the approval by the Funds’ Board of Trustees (Board), without a shareholder vote. A Fund notifies its shareholders within 60 days of when a money manager begins providing services. The Tax Free Money Market Fund selects money managers based primarily upon the research and recommendations of FRIMCo and Russell. FRIMCo and Russell evaluate quantitatively and qualitatively the money managers’ skills and results in managing assets for specific asset classes, investment styles and strategies. Short-term investment performance, by itself, is not a controlling factor in the selection or termination of any money manager.

Each money manager has complete discretion to select portfolio securities for its segment of a Fund. At the same time, however, each money manager must operate within each Fund’s investment objectives, restrictions and policies.

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Additionally, each money manager must operate within more specific constraints developed from time to time by FRIMCo. FRIMCo develops such constraints for each money manager based on FRIMCo’s assessment of the money manager’s expertise and investment style. By assigning more specific constraints to each money manager, FRIMCo attempts to capitalize on the strengths of each money manager and to combine their investment activities in a complementary fashion. Although the money managers’ activities are subject to general oversight by the Board and the Funds’ officers, neither the Board, the officers, FRIMCo nor Russell evaluate the investment merits of a money manager’s individual security selections.

PORTFOLIO DISCLOSURE

A description of the Funds’ policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the Funds’ Statement of Additional Information.

DIVIDENDS AND DISTRIBUTIONS

Each Fund distributes substantially all of its net investment income and net capital gains to shareholders each year.

Income Dividends

The amount and frequency of distributions are not guaranteed; all distributions are at the Board’s discretion. Currently, the Board intends to declare dividends from net investment income, if any, according to the following schedule:

Declared	Payable	Funds
Daily	Monthly	Money Market Fund US Government Money Market Fund Tax Free Money Market Fund

The Funds determine net investment income immediately prior to the determination of their net asset values. This occurs at the earlier of 4:00 p.m. or the close of the New York Stock Exchange on each business day. Net investment income is credited daily to the accounts of shareholders of record prior to the net asset value calculation. The income is accrued daily and paid monthly.

Capital Gains Distributions

The Board will declare long-term capital gains distributions once a year in mid-December to reflect any net long-term capital gains, if any, realized by a Fund in the prior fiscal year. An additional distribution may be declared and paid by a Fund if required to avoid the imposition of a federal tax on the Fund.

Automatic Reinvestment

Your dividends and other distributions will be automatically reinvested at the closing net asset value on the record date, in additional Shares of the appropriate Fund, unless you elect to have the dividends or distributions paid in cash or invested in another Fund. You may change your election for Class A Shares by contacting your Financial Intermediary and for Class C Shares by delivering written notice no later than ten days prior to the record date to your Financial Intermediary.

TAXES

In general, distributions from a Fund are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional Shares or receive them in cash. Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

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No portion of a Fund’s distributions is expected to qualify for the reduced tax rates applicable to “qualified dividend income” for individual shareholders, or for the dividends received deduction for corporate shareholders.

Because the Funds expect to maintain a stable $1.00 Share price, you should not have any gains or losses if you sell your Shares.

Fund distributions and gains from the sale or exchange of your Shares will generally be subject to state and local income tax. Non-US investors may be subject to US withholding and estate taxes. For Fund taxable years beginning after December 31, 2004 and before January 1, 2008, a portion of Fund distributions received by a non-US investor may, however, be exempt from US withholding tax to the extent attributable to US source interest income and short-term capital gains earned by the Fund. Also, for that same three-year period, US estate taxes may not apply to that portion of Shares held by a non-US investor that is attributable to Fund assets consisting of certain debt obligations or other property treated as not within the United States for US estate tax purposes. You should consult your tax professional about federal, state, local or foreign tax consequences in holding Shares of a Fund.

The Tax Free Money Market Fund intends to continue to qualify to pay “exempt-interest dividends” to its shareholders by maintaining, as of the close of each quarter of its taxable years, at least 50% of the value of its total assets in municipal obligations. If the Fund satisfies this requirement, distributions from net investment income to shareholders will be exempt from federal income taxation, including the alternative minimum tax, to the extent net investment income is represented by interest on municipal obligations. However, to the extent dividends are derived from taxable income from temporary investments, short-term capital gains, or income derived from the sale of bonds purchased with market discount, the dividends are treated as ordinary income, whether paid in cash or reinvested in additional shares. The Fund may invest a portion of its assets in private activity bonds, the income from which is a preference item in determining your alternative minimum tax.

By law, a Fund generally must withhold the legally required amount of your distributions and proceeds if you do not provide your correct taxpayer identification number, or certify that such number is correct, or if the IRS instructs the Fund to do so.

The tax discussion set forth above is included for general information only. You should consult your own tax adviser concerning the federal, state, local or foreign tax consequences of an investment in a Fund.

Additional information on these and other tax matters relating to each Fund and its shareholders is included in the section entitled “Taxes” in the Funds’ Statement of Additional Information.

HOW NET ASSET VALUE IS DETERMINED

Net Asset Value Per Share

The net asset value per share is calculated for Shares of each Fund on each business day on which Shares are offered or redemption orders are tendered. For each Fund, a business day is one on which the New York Stock Exchange (NYSE) is open for regular trading. Each Fund determines net asset value at 4:00 p.m. Eastern time or as of the close of the NYSE, whichever is earlier. The price of Fund Shares is computed by dividing the current value of a Fund’s assets (less liabilities) by the number of Shares of the Fund outstanding and rounding to the nearest cent. Share value for purchase, redemption or exchange will be based on the net asset value next calculated after your order is received in good form (i.e., when all required documents and your check or wired funds are received) by the Funds or an authorized Fund agent. See “How to Purchase Shares,” “How to Redeem Shares” and “Exchange Privilege” for more information.

Valuation of Portfolio Securities

The Funds’ portfolio investments are valued using the amortized cost method. Under this method, a portfolio instrument is initially valued at cost and thereafter a constant accretion/amortization to maturity of any discount or premium is assumed. While amortized cost provides certainty in valuation, it may result in periods when the value of an instrument is higher or lower than the price a Fund would receive if it sold the instrument.

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CHOOSING A CLASS OF SHARES TO BUY

For the Money Market Fund, you can choose among two classes of Shares: Classes A and S. Each class has different expenses, allowing you to choose the class that best meets your needs. Which class is more beneficial to an investor depends on the amount and intended length of the investment. The US Government Money Market Fund and Tax Free Money Market Funds offer Class S Shares only.

COMPARING THE MONEY MARKET FUND’S CLASSES

Your Financial Intermediary can help you decide which class of Shares of the Money Market Fund meets your goals. Your Financial Intermediary may receive different compensation depending upon which class you choose.

Class A Shares
Initial sales charge	None
Annual 12b-1 fees and Service Fees	Up to 0.15% of average daily assets
Dividends	Generally lower than S Shares due to higher annual expenses

Class S Shares
Initial sales charge	None
Dividends	Generally higher than A Shares due to lower annual expenses

SALES CHARGES

Class A Shares

Class A Shares of the Money Market Fund are sold without an initial sales charge. However, if Shares of the Money Market Fund are exchanged for Shares of another FRIC fund offered through another prospectus, the sales charge applicable to the other fund may apply. Class A Shares participate in FRIC’s Rule 12b-1 distribution plan. Under the distribution plan, Class A Shares pay distribution fees of up to 0.15% annually for the sale and distribution of Class A Shares. Because these fees are paid out of the Class A Share assets on an ongoing basis, over time these fees will increase the cost of an investment in Class A Shares of the Money Market Fund and the distribution fee may cost an investor more than paying other types of sales charges.

Class S Shares

Class S Shares of the Money Market Fund, the US Government Money Market Fund and the Tax Free Money Market Fund are sold without an initial sales charge and do not pay any distribution fees.

DISTRIBUTION AND SHAREHOLDER SERVICES ARRANGEMENTS

AND PAYMENTS TO FINANCIAL INTERMEDIARIES

Financial Intermediaries may receive distribution compensation and shareholder services compensation from the Funds’ Distributor with respect to Class A Shares of the Funds pursuant to the Funds’ Rule 12b-1 distribution plan. These payments are reflected in the fees and expenses listed in the annual fund operating expenses table earlier in the Prospectus.

In addition to the foregoing payments, FRIMCo, in its capacity as the Funds’ transfer agent or Adviser, or the Funds’ Distributor may make cash payments, from its own resources, to key Financial Intermediaries (including those who may offer Fund Shares through specialized programs such as tax deferred retirement programs) in recognition of, or to pay a portion of costs related to, marketing, account consolidation, transaction processing and/or administrative services support. These compensation arrangements may vary by Financial Intermediary and may increase as the dollar value of Fund Shares held through a particular Financial Intermediary increases. Because these payments are not made by the Funds, these payments are not reflected in the fees and expenses listed in the annual fund operating expenses table.

FRIMCo or the Funds’ Distributor may pay or allow other promotional incentive payments to Financial Intermediaries to the extent permitted by the rules adopted by the Securities and Exchange Commission and the National Association of Securities Dealers relating to the sale of mutual fund shares.

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To enable Financial Intermediaries to provide a higher level of service and information to prospective and current Fund shareholders, FRIMCo also offers them a range of complimentary software tools and educational services. FRIMCo provides such tools and services from its own resources.

Ask your Financial Intermediary for additional information as to what compensation, if any, it receives from the Funds, the Funds’ Distributor or FRIMCo.

HOW TO PURCHASE SHARES

Unless you are eligible to participate in a Russell employee investment program, Shares are only available through a select network of Financial Intermediaries. If you are not currently working with one of these Financial Intermediaries, please call 800-787-7354 for assistance in contacting an investment professional near you.

There is currently no required minimum investment in the Funds described in this Prospectus.

If you purchase, redeem, exchange or hold Shares through a Financial Intermediary, your Financial Intermediary may charge you transaction-based fees, activity based fees and other fees for its services based upon its own policies and procedures. Those fees are retained entirely by your Financial Intermediary and no part of those fees are paid to FRIMCo, the Funds’ Distributor or the Funds. Please contact your Financial Intermediary for more information about these fees as they may apply to your investments and your accounts.

Each Fund reserves the right to reject any purchase order for any reason.

You may purchase Shares through a Financial Intermediary on any business day of the Funds (as outlined in the “Offering Dates and Times” section).

For Class A Shares: You must place purchase orders for Class A Shares through a Financial Intermediary in US dollars. Specific payment arrangements should be made with your Financial Intermediary. However, exceptions may be made by prior special arrangement.

For Class S Shares: All purchases of Class S Shares must be made through a Financial Intermediary in US dollars. Checks must be drawn on US banks and made payable to “Frank Russell Investment Company” or as otherwise instructed by your Financial Intermediary. Each Fund may reject purchase orders if a payment check does not clear the bank or payment does not arrive in proper form by the settlement date. Generally, the settlement date is the first business day following receipt by the Funds of your order. If you fail to properly settle a purchase, you will be responsible for any resulting loss to the Funds. In the case of insufficient funds checks, an overdraft charge may also be applied. Third party checks are generally not accepted, however exceptions may be made by prior special arrangements with certain Financial Intermediaries. Cash, checks drawn on credit card accounts, cashiers checks, money orders, traveler checks, and other cash equivalents will not be accepted.

Customer Identification Program: To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. When you open a new account to buy Shares of the Funds, the Funds or your Financial Intermediary will ask your name, address, date of birth, taxpayer identification or other government identification number and other information that will allow the Funds to identify you. If the Funds or your Financial Intermediary are unable to adequately identify you within the time frames set forth in the law, your Shares may be automatically redeemed.

Frequent Trading: For the FRIC Funds other than the Money Market Funds, the Board of Trustees has adopted frequent trading policies which are described in the prospectuses of those FRIC Funds. The Board of Trustees believes that it is unnecessary for the Money Market Funds to have such frequent trading policies because the Money Market Funds (i) may be used as short-term investments, and (ii) intend to maintain a stable net asset value, which limits the opportunities for price arbitrage.

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Offering Dates and Times

An order will be effective on the date received if (i) the order is received by a Fund or an authorized Fund agent prior to the following designated times (the “order cut-off time”) and (ii) payment by federal funds wire is received that day:

Money Market Fund—4:00 p.m. Eastern Time

Tax Free Money Market Fund—11:45 a.m. Eastern Time

US Government Money Market Fund—12:15 p.m. Eastern Time

If an order is received (1) after the applicable order cut-off time, (2) on a non-business day, (3) after the recommended closure time on a day on which the Bond Market Association recommends an early closure of the bond markets, (4) on a day on which the Bond Market Association recommends a complete closure of the bond markets, (5) after the closure time on a day on which the NYSE closes early, (6) on a day the NYSE is not open for regular trading or (7) on a Federal Reserve Holiday on which the NYSE is open, then the order will be effective on the next business day.

Orders received by the Funds (1) prior to the applicable order cut-off time will receive the dividend declared on the date of receipt of the order if payment by federal funds wire is received that day and (2) at or after the applicable order cut-off time will not receive the dividend determined on the date of receipt of the order.

Check settlement payments received by the Funds prior to or after the applicable order cut-off time will receive the dividend declared on the first business day following receipt of the order.

Purchases can be made on any day when Shares are offered. An authorized Fund agent is an entity contractually designated by FRIMCo to receive and accept orders for the purchase and redemption of Shares of the Funds. Some, but not all, Financial Intermediaries are authorized Fund agents, and some, but not all, authorized Fund agents are Financial Intermediaries. Because Financial Intermediaries’ processing times may vary, please ask your Financial Intermediary when your account will be credited.

Order and Payment Procedures

Generally, you must place purchase orders for Shares through your Financial Intermediary. You may pay for your purchase by mail or funds transfer. Please contact your Financial Intermediary for instructions on how to place orders and make payment to the Funds.

Automated Investment Program

For Class A Shares: Your Financial Intermediary may offer an automated investment program. Contact your Financial Intermediary for further information.

For Class S Shares: If you invest through certain Financial Intermediaries, you may choose to make regular investments (with a minimum of $25 per fund) in an established account on a monthly, quarterly, semiannual, or annual basis by automatic electronic funds transfer from an account held within US financial institutions that are members of the Federal Reserve System. Depending on the capabilities of your Financial Intermediary, a separate transfer may be made for each Fund in which you purchase Shares. You may change the amount or stop the automatic purchase at any time. Contact your Financial Intermediary for further information on this program.

EXCHANGE PRIVILEGE

How to Exchange Shares

Through your Financial Intermediary you may exchange Shares you own in one Fund for Shares of any other Fund offered by this Prospectus within the same share class on the basis of the current net asset value per share at the time of the exchange. Shares of a Fund offered by this Prospectus may only be exchanged for shares of a FRIC Fund offered through another Prospectus under certain conditions and only in states where the exchange may be legally made. For additional information, including Prospectuses for other FRIC Funds, contact your Financial Intermediary.

Contact your Financial Intermediary for assistance in exchanging Shares and, because Financial Intermediaries’ processing times may vary, to find out when your account will be credited or debited. To request an exchange of Class S Shares in writing, please contact your Financial Intermediary.

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For Class A Shares, exchanges must be made through your Financial Intermediary.

An exchange involves the redemption of Shares, which is treated as a sale for income tax purposes. Thus, capital gains or losses may be realized. Please consult your tax adviser for more information.

Systematic Exchange Program

If you invest in Class A Shares, your Financial Intermediary may offer a systematic exchange program. If you would like to establish a systematic exchange program, please contact your Financial Intermediary.

If you invest in Class S Shares through certain Financial Intermediaries, the Funds offer a systematic exchange program which allows you to redeem Shares from one or more Funds and purchase Shares of certain other FRIC Funds. Systematic exchanges may be established to occur on a monthly, quarterly, semiannual or annual basis. If you would like to establish a systematic exchange program, please contact your Financial Intermediary.

A systematic exchange involves the redemption of Shares, which is treated as a sale for income tax purposes. Thus, capital gains or losses may be realized. Please consult your tax adviser for more information.

HOW TO REDEEM SHARES

Shares may be redeemed through your Financial Intermediary on any business day of the Funds as outlined in the “Redemption Dates and Times” section of this Prospectus. Redemption requests received by the applicable cut-off time specified below are processed at the next net asset value per share calculated after a Fund receives an order in proper form as determined by your Financial Intermediary. Shares recently purchased by check may not be available for redemption for 15 days following the purchase or until the check clears, whichever occurs first, to assure a Fund has received payment for your purchase. Because Financial Intermediaries’ processing times may vary, please ask your Financial Intermediary when your account will be debited.

Redemption Dates and Times

If a wire or non-wire redemption request is received (1) after the applicable redemption cut-off time specified below, (2) on a non-business day, (3) after the recommended closure time on a day on which the Bond Market Association recommends an early closure of the bond markets, (4) on a day on which the Bond Market Association recommends a complete closure of the bond markets, (5) after the closure time on a day on which the NYSE closes early, (6) on a day the NYSE is not open for regular trading or (7) on a Federal Reserve Holiday on which the NYSE is open, then the request will be effective on the next business day.

Non-Wire Redemption Requests. Redemption requests for payment other than by wire must be received by a Fund or an authorized Fund agent prior to 4:00 p.m. Eastern Time or the close of the NYSE, whichever is earlier (the “non-wire redemption cut-off time”) to be processed at the net asset value calculated on that day. Non-wire redemption requests received prior to the non-wire redemption cut-off time will receive the dividend declared on the date of receipt of the redemption request.

Wire Redemption Requests. Redemption requests for payment by wire must be received by a Fund or an authorized Fund agent prior to the following designated times (the “redemption cut-off time”) to be effective on the date received.

Money Market Fund—4:00 p.m. Eastern Time

Tax Free Money Market Fund—11:45 a.m. Eastern Time

US Government Money Market Fund—12:15 p.m. Eastern Time

Wire redemption requests received by the Funds (1) prior to the applicable redemption cut-off time will not receive the dividend declared on the date of receipt of the redemption request and (2) at or after the applicable wire redemption cut-off time will receive the dividend determined on the date of receipt of the redemption request.

Systematic Withdrawal Program

For Class A Shares: Your Financial Intermediary may offer a systematic withdrawal program. If you would like to establish a systematic withdrawal program, please contact your Financial Intermediary. When you redeem your Shares under a systematic withdrawal program, it may be a taxable transaction.

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For Class S Shares: If you invest through certain Financial Intermediaries, the Funds offer a systematic withdrawal program which allows you to redeem your Shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. If you would like to establish a systematic withdrawal program, please contact your Financial Intermediary. You will generally receive your payment by the end of the month in which a payment is scheduled. When you redeem your Shares under a systematic withdrawal program, it may be a taxable transaction. You may discontinue the systematic withdrawal program, or change the amount and timing of withdrawal payments by contacting your Financial Intermediary.

PAYMENT OF REDEMPTION PROCEEDS

Payment will ordinarily be made within seven days of receipt of your request in proper form. The Funds reserve the right to suspend redemptions or postpone the date of payment for more than seven days if an emergency condition (as determined by the SEC) exists.

For Class A Shares: When you redeem your Shares, the Funds will pay your redemption proceeds to your Financial Intermediary for your benefit within seven days after the Funds receive the redemption request in proper form.

For Class S Shares: Your redemption proceeds will be paid in one of the following manners: (1) if you invest through certain Financial Intermediaries, your redemption proceeds will be sent directly to your Financial Intermediary who will then settle the redemption with you as agreed between you and your Financial Intermediary; (2) a check for the redemption proceeds may be sent to the shareholder(s) of record at the address of record within seven days after the Funds receive a redemption request in proper form; or (3) if you have established the electronic redemption option, your redemption proceeds can be (a) wired to your predesignated bank account after a Fund receives and processes your redemption request in proper form or (b) sent by Electronic Funds Transfer (EFT) to your predesignated bank account on the second business day after a Fund receives your redemption request in proper form. On Federal Reserve holidays, funds will settle on the next day the Federal Reserve is open. Each Fund may charge a fee to cover the cost of sending a wire transfer for redemptions, and your bank may charge an additional fee to receive the wire. The Funds will always charge a fee when sending an international wire transfer. The Funds reserve the right to charge a fee when sending a domestic wire transfer for redemptions. The Funds do not charge for EFT though your bank may charge a fee to receive the EFT. Wire transfers and EFTs can be sent to US financial institutions that are members of the Federal Reserve System.

OTHER INFORMATION ABOUT SHARE TRANSACTIONS

Written Instructions

For Class A Shares: Written instructions must be in proper form as determined by your Financial Intermediary.

For Class S Shares: The Funds require that written instructions be in proper form, and reserve the right to reject any written instructions that are not in proper form. Your Financial Intermediary will assist you in preparing and submitting transaction instructions to the Funds to ensure proper form. Generally, your instructions must include:

•	The Fund name and account number

•	Details related to the transaction including type and amount

•	Signatures of all owners exactly as registered on the account

•	Any supporting legal documentation that may be required

Responsibility for Fraud

Please take precautions to protect yourself from fraud. Keep your account information private and immediately review any account confirmations or statements that the Funds or your Financial Intermediary send you. Contact your Financial Intermediary immediately about any transactions that you believe to be unauthorized.

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Signature Guarantee

For Class S Shares: Each Fund reserves the right to require a signature guarantee for any request related to your account including, but not limited to, requests for transactions or address maintenance. A signature guarantee verifies the authenticity of your signature. You should be able to obtain a signature guarantee from a bank, broker, credit union, savings association, clearing agency, or securities exchange or association, but not a notary public. If a signature guarantee is required, the Funds will only accept STAMP2000 Medallion Imprints. Call your Financial Intermediary for assistance in obtaining a signature guarantee.

Uncashed Checks

For Class S Shares: Please make sure you promptly cash checks issued to you by the Funds. If you do not cash a dividend, distribution or redemption check, the Funds will act to protect themselves and you. This may include restricting certain activities in your account until the Funds are sure they have a valid address for you. After 180 days, the Funds will no longer honor the issued checks and, after attempts to locate you, the Funds will follow governing escheatment regulations in disposition of check proceeds. No interest will accrue on amounts represented by uncashed checks.

Registration of Fund Accounts

Many brokers, employee benefit plans and bank trusts combine their clients’ holdings in a single omnibus account with the Funds held in the brokers’, plans’, or bank trusts’ own name or “street name.” Therefore, if you hold Shares through a brokerage account, employee benefit plan or bank trust fund, a Fund may have records only of that Financial Intermediary’s omnibus account. In this case, your broker, employee benefit plan or bank is responsible for keeping track of your account information. This means that you may not be able to request transactions in your Shares directly through the Funds, but can do so only through your broker, plan administrator or bank. Ask your Financial Intermediary for information on whether your Shares are held in an omnibus account.

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FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand the Funds’ financial performance for at least the past 60 months (or, if a Fund has not been in operation for 60 months, since the beginning of operations for that Fund). Certain information reflects financial results for a single Fund Share throughout each of the periods shown below. The total returns in the table represent how much your investment in a Fund would have increased (or decreased) during each period, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, are included in the Fund’s annual report, which are available upon request.

Money Market Fund—Class A

	Fiscal Year Ended October 31,
	2005	2004	2003*
Net Asset Value, Beginning of Period	$1.0000	$1.0000	$1.0000

Income From Operations
Net investment income (a)	.0271	.0108	.0051

Distributions
From net investment income	(.0271)	(.0108)	(.0051)

Net Asset Value, End of Period	$1.0000	$1.0000	$1.0000

Total Return (%) (b)	2.74	1.08	.59

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$14,410	$3,989	$682
Ratios to average net assets (%) (c):
Operating expenses, net (d)	.25	.25	.26
Operating expenses, gross	.40	.40	5.24
Net investment income (d)	2.91	1.18	.96

*	For the period April 21, 2003 (commencement of operations) to October 31, 2003.
(a)	Average month-end shares were used for this calculation.
(b)	Periods less than one year are not annualized.
(c)	The ratios for periods less than one year are annualized.
(d)	May reflect amounts waived and/or reimbursed by FRIMCo as the investment adviser or transfer agent.

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Money Market Fund—Class S

	Fiscal Year Ended October 31,
	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$1.0000	$1.0000	$1.0000	$1.0000	$1.0000

Income From Operations
Net investment income (a)	.0280	.0117	.0121	.0185	.0483

Distributions
From net investment income	(.0280)	(.0117)	(.0121)	(.0185)	(.0483)

Net Asset Value, End of Period	$1.0000	$1.0000	$1.0000	$1.0000	$1.0000

Total Return (%)	2.82	1.17	1.28	1.87	4.94

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$3,145,592	$2,958,692	$2,363,623	$1,904,819	$1,886,741
Ratios to average net assets (%):
Operating expenses, net (b)	.15	.15	.16	.14	.14
Operating expenses, gross	.30	.30	.31	.29	.29
Net investment income (b)	2.83	1.16	1.21	1.84	4.78

(a)	Average month-end shares were used for this calculation.
(b)	May reflect amounts waived and/or reimbursed by FRIMCo as the investment adviser or transfer agent.

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US Government Money Market Fund—Class S

	Fiscal Year Ended October 31,
	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$1.0000	$1.0000	$1.0000	$1.0000	$1.0000

Income From Operations
Net investment income (a)	.0234	.0081	.0085	.0173	.0446
Net realized and unrealized gain (loss)	(.0005)	—	—	—	—

Total income from operations	.0229	.0081	.0085	.0173	.0446

Distributions
From net investment income	(.0229)	(.0081)	(.0085)	(.0173)	(.0446)

Net Asset Value, End of Period	$1.0000	$1.0000	$1.0000	$1.0000	$1.0000

Total Return (%)	2.31	.82	.86	1.74	4.55

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$34,307	$54,623	$62,219	$93,182	$108,884
Ratios to average net assets (%):
Operating expenses, net (b)	.55	.47	.41	.25	.37
Operating expenses, gross	.56	.47	.48	.45	.63
Net investment income (b)	2.22	.81	.87	1.73	4.43

(a)	Average month-end shares were used for this calculation.
(b)	May reflect amounts waived and/or reimbursed by FRIMCo as the investment adviser or transfer agent.

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Tax Free Money Market Fund—Class S

	Fiscal Year Ended October 31,
	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$1.0000	$1.0000	$1.0000	$1.0000	$1.0000

Income From Operations
Net investment income (a)	.0179	.0085	.0094	.0152	.0317

Distributions
From net investment income	(.0179)	(.0085)	(.0094)	(.0152)	(.0317)

Net Asset Value, End of Period	$1.0000	$1.0000	$1.0000	$1.0000	$1.0000

Total Return (%)	1.80	.85	.94	1.53	3.22

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$65,220	$140,772	$137,678	$174,623	$180,699
Ratios to average net assets (%):
Operating expenses, net (b)	.41	.36	.32	.25	.30
Operating expenses, gross	.42	.37	.36	.35	.40
Net investment income (b)	1.74	.84	.95	1.52	3.17

(a)	Average month-end shares were used for this calculation.
(b)	May reflect amounts waived and/or reimbursed by FRIMCo as the investment adviser or transfer agent.

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MONEY MANAGER INFORMATION

The money managers have no affiliations with the Funds or the Funds’ service providers other than their management of Fund assets. Each money manager is principally engaged in managing institutional investment accounts. These managers may also serve as managers or advisers to other investment companies unaffiliated with FRIC, other FRIC funds, or to other clients of FRIMCo or of Frank Russell Company, including Frank Russell Company’s wholly-owned subsidiary, Frank Russell Trust Company. The Funds may engage or terminate a money manager at any time, subject to the approval of the Funds’ Board of Trustees, without a shareholder vote. A complete list of current money managers for the Funds can also be found at www.Russell.com.

Money Market Fund

Frank Russell Investment Management Company, 909 A Street, Tacoma, WA 98402.

US Government Money Market Fund

Frank Russell Investment Management Company, 909 A Street, Tacoma, WA 98402.

Tax Free Money Market Fund

Neuberger Berman Management Inc., 605 Third Avenue, 2nd Floor, New York, NY 10158-0180.

When considering an investment in the Funds, do not rely on any information unless it is contained in this Prospectus or in the Funds’ Statement of Additional Information. The Funds have not authorized anyone to add any information or to make any additional statements about the Funds. The Funds may not be available in some jurisdictions or to some persons. The fact that you have received this Prospectus should not, in itself, be treated as an offer to sell Shares to you. Changes in the affairs of the Funds or in the Funds’ money managers may occur after the date on the cover page of this Prospectus. This Prospectus will be amended or supplemented to reflect any material changes to the information it contains.

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For more information about the Funds, the following documents are available without charge:

ANNUAL/SEMIANNUAL REPORTS: Additional information about the Funds’ investments is available in the Funds’ annual and semiannual reports to shareholders. In each Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides more detailed information about the Funds.

The annual report for each Fund and the SAI are incorporated into this Prospectus by reference. You may obtain free copies of the annual report, semi-annual report or the SAI, and may request other information or make other inquiries, by contacting your Financial Intermediary or the Funds at:

Frank Russell Investment Company

909 A Street

Tacoma, WA 98402

Telephone: 1-800-787-7354

Fax: 253-591-3495

The Funds’ SAI and annual and semiannual reports to shareholders are available, free of charge, on the Funds’ Web site at www.russell.com.

You can review and copy information about the Funds (including the SAI) at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling the Commission at 1-202-942-8090. Reports and other information about the Funds are available on the EDGAR Database on the Commission’s Internet website at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102.

FRANK RUSSELL INVESTMENT COMPANY

Class A and S Shares:

Money Market Fund

Class S Shares:

US Government Money Market Fund

Tax Free Money Market Fund

On or about July 1, 2006, Frank Russell Investment Company expects to change its name to Russell Investment Company, and Frank Russell Investment Management Company expects to change its name to Russell Investment Management Company.

Distributor: Russell Fund Distributors, Inc.

Frank Russell Investment Company’s SEC File No. 811-03153

36-08-151 (0306R)

536613

FRANK RUSSELL INVESTMENT COMPANY*

909 A Street

Tacoma, Washington 98402

Telephone 1-800-787-7354

STATEMENT OF ADDITIONAL INFORMATION

Non-Fund of Funds

March 1, 2006

As supplemented March 10, 2006

Frank Russell Investment Company (“FRIC”) is a single legal entity organized as a Massachusetts business trust. FRIC operates investment portfolios referred to as “Funds.” FRIC offers Shares of beneficial interest in the Funds in multiple separate Prospectuses.

This Statement of Additional Information (“Statement”) is not a prospectus; this Statement should be read in conjunction with the Funds’ Prospectuses. Prospectuses may be obtained without charge by telephoning or writing FRIC at the number or address shown above.

Capitalized terms not otherwise defined in this Statement shall have the meanings assigned to them in the Prospectuses.

This Statement incorporates by reference FRIC’s Annual Reports to Shareholders for the year ended October 31, 2005. Copies of the Funds’ Annual Reports accompany this Statement.

As of the date of this Statement, FRIC is comprised of 34 Funds, 23 of which commenced operations on the date indicated below:

Fund	Fund Inception Date	Prospectus Date
Equity I	October 15, 1981	March 1, 2006
Equity II	December 28, 1981	March 1, 2006
Equity Q	May 29, 1987	March 1, 2006
Tax-Managed Large Cap	October 7, 1996	March 1, 2006
Tax-Managed Mid & Small Cap[1]	December 1, 1999	March 1, 2006
International	January 31, 1983	March 1, 2006
Emerging Markets	January 29, 1993	March 1, 2006
Fixed Income I	October 15, 1981	March 1, 2006
Fixed Income III	January 29, 1993	March 1, 2006
Money Market	October 15, 1981	March 1, 2006#
Diversified Equity	September 5, 1985	March 1, 2006
Special Growth	September 5, 1985	March 1, 2006
Quantitative Equity	May 15, 1987	March 1, 2006
International Securities	September 5, 1985	March 1, 2006
Real Estate Securities	July 28, 1989	March 1, 2006
Diversified Bond	September 5, 1985	March 1, 2006
Short Duration Bond[2]	October 30, 1981	March 1, 2006
Multistrategy Bond	January 29, 1993	March 1, 2006
Tax Exempt Bond	September 5, 1985	March 1, 2006
U.S. Government Money Market	September 5, 1985	March 1, 2006#
Tax Free Money Market	May 8, 1987	March 1, 2006#
Select Growth	January 31, 2001	March 1, 2006
Select Value	January 31, 2001	March 1, 2006

[1]	On or about March 1, 2002, the Tax-Managed Small Cap Fund was renamed the Tax-Managed Mid & Small Cap Fund.

[2]	On September 15, 2004, the Short Term Bond Fund was renamed the Short Duration Bond Fund.

*	On or about July 1, 2006 Frank Russell Investment Company expects to change its name to Russell Investment Company.

#	As supplemented through March 10, 2006.

Each of the Funds (except the U.S. Government Money Market and Tax Free Money Market Funds) presently offers interests in different classes of Shares as described in the table below. For purposes of this Statement, each Fund that issues multiple classes of Shares is referred to as a “Multiple Class Fund.” Six of the Funds, the Equity I, Equity II, Equity Q, International, Fixed Income I and Fixed Income III Funds, are referred to in this Statement as the “Institutional Funds.” Unless otherwise indicated, this Statement relates to all classes of Shares of the Funds.

Fund	Class A	Class C	Class E	Class S	Class I	Class Y
Equity I			X		X	X
Equity II			X		X	X
Equity Q			X		X	X
Tax-Managed Large Cap		X	X	X
Tax-Managed Mid & Small Cap		X	X	X
International			X		X	X
Emerging Markets		X	X	X
Fixed Income I			X		X	X
Fixed Income III			X		X	X
Money Market	X			X
Diversified Equity		X	X	X
Special Growth		X	X	X
Quantitative Equity		X	X	X
International Securities		X	X	X
Real Estate Securities		X	X	X
Diversified Bond		X	X	X
Short Duration Bond		X	X	X
Multistrategy Bond		X	X	X
Tax Exempt Bond		X	X	X
U.S. Government Money Market				X
Tax Free Money Market				X
Select Growth		X	X	X	X
Select Value		X	X	X	X

STRUCTURE AND GOVERNANCE

ORGANIZATION AND BUSINESS HISTORY. FRIC commenced business operations as a Maryland corporation on October 15, 1981. On January 2, 1985, FRIC reorganized by changing its domicile and legal status to a Massachusetts business trust.

FRIC is currently organized and operating under an Amended and Restated Master Trust Agreement dated August 19, 2002, and the provisions of Massachusetts’s law governing the operation of a Massachusetts business trust. The Board of Trustees (“Board” or the “Trustees”) may amend the Master Trust Agreement from time to time; provided, however, that any amendment which would materially and adversely affect shareholders of FRIC as a whole, or shareholders of a particular Fund, must be approved by the holders of a majority of the Shares of FRIC or the Fund, respectively. FRIC is a registered open-end management investment company. Each of the Funds is diversified.

FRIC is authorized to issue Shares of beneficial interest, and may divide the Shares into two or more series, each of which evidences a pro rata ownership interest in a different investment portfolio – a “Fund.” Each Fund is a separate trust under Massachusetts law. The Trustees may, without seeking shareholder approval, create additional Funds at any time. The Master Trust Agreement provides that shareholders may be required to redeem their shares at any time (1) if the Trustees determine in their sole discretion that failure to so redeem may have material adverse consequences to the shareholders of FRIC or of any Fund or (2) upon such other conditions as may from time to time be determined by the Trustees and set forth in the prospectuses with respect to the maintenance of shareholder accounts of a minimum amount. However, shareholders can only be required to redeem their Shares to the extent consistent with the Investment Company Act of 1940, as amended (the “1940 Act”), the rules thereunder and Securities and Exchange Commission interpretations thereof.

FRIC’s Funds are authorized to issue Shares of beneficial interest in one or more classes. Shares of each class of a Fund have a par value of $.01 per share, are fully paid and nonassessable, and have no preemptive or conversion rights. Shares of each class of a Fund represent proportionate interests in the assets of that Fund and have the same voting and other rights and preferences as the Shares of other classes of the Fund. Shares of each class of a Fund are entitled to the dividends and distributions earned on the assets belonging to the Fund that the Board declares. Each class of Shares is designed to meet different investor needs. Class A Shares of the Money Market Fund are not subject to an initial sales charge but are subject to a Rule 12b-1 fee of up to 0.75% (currently limited to 0.15%). Class C Shares are subject to a Rule 12b-1 fee of up to 0.75% and a shareholder services fee of up to 0.25%. Class E Shares are subject to a shareholder services fee of up to 0.25%. The Class I, Class Y, and Class S Shares are not subject to either a Rule 12b-1 fee or a shareholder services fee. Unless otherwise indicated, “Shares” in this Statement refers to all classes of Shares of the Funds.

Under certain unlikely circumstances, as is the case with any Massachusetts business trust, a shareholder of a Fund may be held personally liable for the obligations of the Fund. The Master Trust Agreement provides that shareholders shall not be subject to any personal liability for the acts or obligations of a Fund and that every written agreement, obligation or other undertaking of the Funds shall contain a provision to the effect that the shareholders are not personally liable thereunder. The amended Master Trust Agreement also provides that FRIC shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of a Fund and satisfy any judgment thereon. Thus, the risk of any shareholder incurring financial loss beyond his investment on account of shareholder liability is limited to circumstances in which a Fund itself would be unable to meet its obligations.

Frank Russell Company (“FRC”) has the right to grant (and withdraw) the nonexclusive use of the name “Frank Russell” or any variation.

SHAREHOLDER MEETINGS. FRIC will not hold annual meetings of shareholders, but special meetings may be held. Special meetings may be convened (i) by the Board, (ii) upon written request to the Board by shareholders holding at least 10% of FRIC’s outstanding Shares, or (iii) upon the Board’s failure to honor the shareholders’ request described above, by shareholders holding at least 10% of the outstanding Shares by giving notice of the special meeting to shareholders. The Trustees will provide the assistance required by the Investment Company Act of 1940 in connection with any special meeting called by shareholders following a failure of the Board to honor a shareholder request for a special meeting. Each share of a class of a Fund has one vote in Trustee elections and other matters submitted for shareholder vote. On any matter which affects only a particular Fund or class, only Shares of that Fund or class are entitled to vote. There are no cumulative voting rights.

CONTROLLING SHAREHOLDERS. The Trustees have the authority and responsibility to manage the business of FRIC, and hold office for life unless they resign or are removed by, in substance, a vote of two-thirds of FRIC Shares outstanding. Under these circumstances, no one person, entity or shareholder “controls” FRIC.

At January 31, 2006, the following shareholders owned 5% or more of any Class of any Fund’s Shares:

Diversified Bond Fund - Class C - NATIONAL FINANCIAL SERVICES CO CUST, FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 16.05%, record.

Diversified Bond Fund - Class E - PRINCOR FINANCIAL SERVICES, 245 LONG HILL ROAD, MIDDLETOWN, CT, 06457-4063, 20.11%, record.

PRINCOR FINANCIAL SERVICES, 245 LONG HILL ROAD, MIDDLETOWN, CT, 06457-4063, 5.46%, record.

PRINCOR FINANCIAL SERVICES, 245 LONG HILL ROAD, MIDDLETOWN, CT, 06457-4063, 5.05%, record.

Diversified Bond Fund - Class S - BALANCED STRATEGY FUND, RUSSELL IM&R, FUND OF FUNDS PORTFOLIO MANAGER, PO BOX 1616, TACOMA WA 98401-1616, 45.41%, record.

MODERATE STRATEGY FUND, RUSSELL IM&R, FUND OF FUNDS PORTFOLIO MANAGER, PO BOX 1616, TACOMA WA 98401-1616, 14.98%, record.

CONSERVATIVE STRATEGY FUND, RUSSELL IM&R, FUND OF FUNDS PORTFOLIO MANAGER, PO BOX 1616, TACOMA WA 98401-1616, 6.81%, record.

NATIONAL FINANCIAL SERVICES CO CUST, FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 5.78%, record.

Diversified Equity Fund - Class C - NATIONAL FINANCIAL SERVICES CO CUST, FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 9.84%, record.

Diversified Equity Fund - Class E - NATIONAL FINANCIAL SERVICES CO CUST, FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 8.68%, record.

PRINCOR FINANCIAL SERVICES, 245 LONG HILL ROAD, MIDDLETOWN, CT, 06457-4063, 8.27%, record.

Diversified Equity Fund - Class S - BALANCED STRATEGY FUND, RUSSELL IM&R, FUND OF FUNDS PORTFOLIO MANAGER, PO BOX 1616, TACOMA WA 98401-1616, 21.54%, record.

AGGRESSIVE STRATEGY FUND, RUSSELL IM&R, FUND OF FUNDS PORTFOLIO MANAGER, PO BOX 1616, TACOMA WA 98401-1616, 20.55%, record.

EQUITY AGGRESSIVE STRATEGY FUND, RUSSELL IM&R, FUND OF FUNDS PORTFOLIO MANAGER, PO BOX 1616, TACOMA WA 98401- 11.87%, record.

NATIONAL FINANCIAL SERVICES CO CUST, FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 6.94%, record.

Emerging Markets Fund - Class C - NATIONAL FINANCIAL SERVICES CO CUST, FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 13.34%, record.

Emerging Markets Fund - Class E - NATIONAL FINANCIAL SERVICES CO CUST, FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 27.46%, record.

PRINCOR FINANCIAL SERVICES, 245 LONG HILL ROAD, MIDDLETOWN, CT, 06457-4063, 12.92%, record.

PRINCOR FINANCIAL SERVICES, 245 LONG HILL ROAD, MIDDLETOWN, CT, 06457-4063, 8.39%, record.

IDAHO TRUST NATIONAL BANK, 608 NORTHWEST BLVD STE 300, COEUR D ALENE ID 83814-2174, 5.52%, record.

Emerging Markets Fund - Class S - NATIONAL FINANCIAL SERVICES CO CUST, FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 23.67%, record.

BALANCED STRATEGY FUND, RUSSELL IM&R, FUND OF FUNDS PORTFOLIO MANAGER, PO BOX 1616, TACOMA WA 98401-1616, 12.65%, record.

AGGRESSIVE STRATEGY FUND, RUSSELL IM&R, FUND OF FUNDS PORTFOLIO MANAGER, PO BOX 1616, TACOMA WA 98401-1616, 11.13%, record.

EQUITY AGGRESSIVE STRATEGY FUND, RUSSELL IM&R, FUND OF FUNDS PORTFOLIO MANAGER, PO BOX 1616, TACOMA WA 98401- 6.44%, record.

CHARLES SCHWAB, 101 MONTGOMERY STREET, MUTUAL FUNDS, SAN FRANCISCO, CA, 94104-4122, 5.03%, record.

Equity I Fund - Class E - NATIONAL FINANCIAL SERVICES CO CUST, FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 22.68%, record.

IDAHO TRUST NATIONAL BANK, 608 NORTHWEST BLVD STE 300, COEUR D ALENE ID 83814-2174, 15.02%, record.

PRINCOR FINANCIAL SERVICES, 245 LONG HILL ROAD, MIDDLETOWN, CT, 06457-4063, 12.34%, record.

PRINCOR FINANCIAL SERVICES, 245 LONG HILL ROAD, MIDDLETOWN, CT, 06457-4063, 10.49%, record.

IDAHO TRUST NATIONAL BANK, 608 NORTHWEST BLVD STE 300, COEUR D ALENE ID 83814-2174, 7.22%, record.

FM CO, HUNTINGTON NATIONAL BANK, 7 EASTON OVAL EA4E70, COLUMBUS OH 43219-6010, 6.65%, record.

PRINCOR FINANCIAL SERVICES, 245 LONG HILL ROAD, MIDDLETOWN, CT, 06457-4063, 5.14%, record.

Equity I Fund - Class I - NATIONAL FINANCIAL SERVICES CO CUST, FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 44.80%, record.

Equity I Fund - Class Y - VIRTUA WEST JERSEY, HEALTH SYSTEM INC, MR ROBERT OSLER, 20 WEST STOW ROAD STE 8, MARLTON NJ 08053-3160, 10.38%, record.

RAYMOND JAMES & ASSOCIATES INC, ATTN SECURITY AUDIT, PO BOX 14547, ST PETERSBURG FL 33733-4547, 10.08%, record.

SOCIETY FOR HUMAN RESOURCE, MANAGEMENT, 1800 DUKE ST, ALEXANDRIA VA 22314-3494, 9.01%, record.

FRTC AS TTEE FOR THE, NATIVE HAWAIIAN TRUST FUND, 711 KAPIOLANI BLVD STE 500, HONOLULU HI 96813-5255, 8.99%, record.

SAN ANGELO HEALTH FOUNDATION, ATTN TOM EARLY, PO BOX 3550, SAN ANGELO TX 76902-3550, 7.46%, record.

TRIANGLE COMMUNITY FOUNDATION, CORE EQUITY, 4813 EMPEROR BLVD STE 130, DURHAM NC 27703-8467, 7.26%, record.

ASBURY SERVICES INC, MR LAWRENCE BRADSHAW, 201 RUSSELL AVE, GAITHERSBURG MD 20877-2801, 5.62%, record.

NEW YORK BOTANICAL GARDEN, POOLED ENDOWMENT, ATTN SUSAN MAIER, 200TH STREET AND KAZIMIROFF BLVD, BRONX NY 5.07%, record.

Equity II Fund - Class E - NATIONAL FINANCIAL SERVICES CO CUST, FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 27.65%, record.

FM CO, HUNTINGTON NATIONAL BANK, 7 EASTON OVAL EA4E70, COLUMBUS OH 43219-6010, 8.85%, record.

PRINCOR FINANCIAL SERVICES, 245 LONG HILL ROAD, MIDDLETOWN, CT, 06457-4063, 8.32%, record.

IDAHO TRUST NATIONAL BANK, 608 NORTHWEST BLVD STE 300, COEUR D ALENE ID 83814-2174, 7.07%, record.

AST TRUST COMPANY TTEE, FBO ORTHOPEDIC CONSULTANTS OF WA, 401K, PO BOX 52129, PHOENIX AZ 85072-2129, 6.09%, record.

PRINCOR FINANCIAL SERVICES, 245 LONG HILL ROAD, MIDDLETOWN, CT, 06457-4063, 5.51%, record.

Equity II Fund - Class I - NATIONAL FINANCIAL SERVICES CO CUST, FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 39.27%, record.

Equity II Fund - Class Y - FRTC AS TRUSTEE FOR THE, MARGUERITE CASEY FOUNDATION, GRANTOR TRUST EQUITY II, RUSSELL INVESTMENT GROUP, 909 A ST FL 4, TACOMA WA 98402-5111, 29.22%, record.

ALCOA FOUNDATION, ATTN ROBERT WENNEMER, 201 ISABELLA ST, PITTSBURGH PA 15212-5827, 21.17%, record.

FRTC AS TTEE FOR THE, NATIVE HAWAIIAN TRUST FUND, 711 KAPIOLANI BLVD STE 500, HONOLULU HI 96813-5255, 15.31%, record.

STATE STREET BANK & TRUST CO TTEE, PG & E POST RETMNT MEDICAL PL TRUST, NON-MANAGEMENT EMPLOYEES & RETIREES, ATTN: LUKE MCCABE, PO BOX 1992, BOSTON MA 02105-1992, 12.62%, record.

NEW YORK BOTANICAL GARDEN, POOLED ENDOWMENT, ATTN SUSAN MAIER, 200TH STREET AND KAZIMIROFF BLVD, BRONX NY 7.95%, record.

RAYMOND JAMES & ASSOCIATES INC, ATTN SECURITY AUDIT, PO BOX 14547, ST PETERSBURG FL 33733-4547, 7.57%, record.

Equity Q Fund - Class E - PRINCOR FINANCIAL SERVICES, 245 LONG HILL ROAD, MIDDLETOWN, CT, 06457-4063, 21.30%, record.

NATIONAL FINANCIAL SERVICES CO CUST, FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 20.82%, record.

IDAHO TRUST NATIONAL BANK, 608 NORTHWEST BLVD STE 300, COEUR D ALENE ID 83814-2174, 12.16%, record.

PRINCOR FINANCIAL SERVICES, 245 LONG HILL ROAD, MIDDLETOWN, CT, 06457-4063, 9.92%, record.

IDAHO TRUST NATIONAL BANK, 608 NORTHWEST BLVD STE 300, COEUR D ALENE ID 83814-2174, 6.11%, record.

Equity Q Fund - Class I - NATIONAL FINANCIAL SERVICES CO CUST, FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 46.58%, record.

CHARLES SCHWAB, 101 MONTGOMERY STREET, MUTUAL FUNDS, SAN FRANCISCO, CA, 94104-4122, 5.67%, record.

Equity Q Fund - Class Y - VIRTUA WEST JERSEY, HEALTH SYSTEM INC, MR ROBERT OSLER, 20 WEST STOW ROAD STE 8, MARLTON NJ 08053-3160, 10.25%, record.

RAYMOND JAMES & ASSOCIATES INC, ATTN SECURITY AUDIT, PO BOX 14547, ST PETERSBURG FL 33733-4547, 10.01%, record.

FRTC AS TTEE FOR THE, NATIVE HAWAIIAN TRUST FUND, 711 KAPIOLANI BLVD STE 500, HONOLULU HI 96813-5255, 8.90%, record.

AMERICAN UROLOGICAL ASSOC EDU &, RESEARCH INC-LONG TERM ACCOUNT, ATTN MARK CAMPOBELLO, 1000 CORPORATE BLVD, LINTHICUM MD 21090-2260, 6.21%, record.

CARL B & FLORENCE E KING, FOUNDATION, ATTN CISSY MOSES, 2929 CARLISLE ST STE 222, DALLAS TX 75204-1079, 5.91%, record.

ASBURY SERVICES INC, MR LAWRENCE BRADSHAW, 201 RUSSELL AVE, GAITHERSBURG MD 20877-2801, 5.80%, record.

NEW YORK BOTANICAL GARDEN, POOLED ENDOWMENT, ATTN SUSAN MAIER, 200TH STREET AND KAZIMIROFF BLVD, BRONX NY 5.02%, record.

Fixed Income I Fund - Class E - NATIONAL FINANCIAL SERVICES CO CUST, FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 53.31%, record.

FM CO, HUNTINGTON NATIONAL BANK, 7 EASTON OVAL EA4E70, COLUMBUS OH 43219-6010, 14.64%, record.

IDAHO TRUST NATIONAL BANK, 608 NORTHWEST BLVD STE 300, COEUR D ALENE ID 83814-2174, 9.52%, record.

IDAHO TRUST NATIONAL BANK, 608 NORTHWEST BLVD STE 300, COEUR D ALENE ID 83814-2174, 7.31%, record.

AST TRUST COMPANY TTEE, KARR TUTTLE CAMPBELL, RETIREMENT SAVINGS PLAN, PO BOX 52129, PHOENIX AZ 85072- 5.72%, record.

Fixed Income I Fund - Class I - NATIONAL FINANCIAL SERVICES CO CUST, FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 27.50%, record.

AG FINANCIAL SERVICES GROUP, SELECT RETIREMENT PLAN 403(B), STRATEGY A, 1661 N BOONVILLE AVE, SPRINGFIELD MO 65803- 8.15%, record.

CHARLES SCHWAB, 101 MONTGOMERY STREET, MUTUAL FUNDS, SAN FRANCISCO, CA, 94104-4122, 5.02%, record.

Fixed Income I Fund - Class Y - VIRTUA WEST JERSEY, HEALTH SYSTEM INC, MR ROBERT OSLER, 20 WEST STOW ROAD STE 8, MARLTON NJ 08053-3160, 13.82%, record.

RAYMOND JAMES & ASSOCIATES INC, ATTN SECURITY AUDIT, PO BOX 14547, ST PETERSBURG FL 33733-4547, 9.62%, record.

AXA EQUITABLE LIFE INSURANCE CO, ON BEHALF OF SEPARATE ACCT 159T, FOSTER WHEELER, ATTN: ANNUITY SEPARATE ACCOUNT UNIT, 1290 AVENUE OF THE AMERICAS, NEW YORK NY 6.47%, record.

TOYOTA USA FOUNDATION INC, TREAS ANALYTICS DEPT MAIL STOP G315, 19001 S WESTERN AVE, TORRANCE CA 90501-1106, 6.42%, record.

THE MONTEREY BAY AQUARIUM, FOUNDATION, ATTN MR EDWARD PROHASKA, 886 CANNERY ROW, MONTEREY CA 93940- 5.95%, record.

DIOCESAN INVESTMENT TRUST OF THE, DIOCESE OF LOS ANGELES, EPISCOPAL DIOCESE OF LOS ANGELES, TED FORBATH CHIEF FINANCIAL OFFICER, 840 ECHO PARK AVENUE, LOS ANGELES CA 5.76%, record.

Fixed Income III Fund - Class E - NATIONAL FINANCIAL SERVICES CO CUST, FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 26.08%, record.

IDAHO TRUST NATIONAL BANK, 608 NORTHWEST BLVD STE 300, COEUR D ALENE ID 83814-2174, 23.61%, record.

WELLS FARGO BANK N.A., 18.37%, record.

IDAHO TRUST NATIONAL BANK, 608 NORTHWEST BLVD STE 300, COEUR D ALENE ID 83814-2174, 16.93%, record.

SEI TRUST, ONE FREEDOM VALLEY DR., OAKS, PA, 19456, 7.29%, record.

INVESCO TRUST CO TTEE, FBO NORWOOD CLINIC 401K PSP, PO BOX 105779, ATLANTA GA 30348-5779, 6.45%, record.

Fixed Income III Fund - Class I - NATIONAL FINANCIAL SERVICES CO CUST, FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 47.29%, record.

Fixed Income III Fund - Class Y - RAYMOND JAMES & ASSOCIATES INC, ATTN SECURITY AUDIT, PO BOX 14547, ST PETERSBURG FL 33733-4547, 100.00%, record.

International Fund - Class E - NATIONAL FINANCIAL SERVICES CO CUST, FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 25.62%, record.

PRINCOR FINANCIAL SERVICES, 245 LONG HILL ROAD, MIDDLETOWN, CT, 06457-4063, 22.90%, record.

PRINCOR FINANCIAL SERVICES, 245 LONG HILL ROAD, MIDDLETOWN, CT, 06457-4063, 16.12%, record.

IDAHO TRUST NATIONAL BANK, 608 NORTHWEST BLVD STE 300, COEUR D ALENE ID 83814-2174, 10.84%, record.

International Fund - Class I - NATIONAL FINANCIAL SERVICES CO CUST, FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 42.30%, record.

CHARLES SCHWAB, 101 MONTGOMERY STREET, MUTUAL FUNDS, SAN FRANCISCO, CA, 94104-4122, 5.28%, record.

INDIANA TRUST 5, INDIANA TRUST & INVESTMENT, MANAGEMENT COMPANY, 3930 EDISON LAKES PKWY STE 250, MISHAWAKA IN 46545-3462, 5.23%, record.

International Fund - Class Y - FRTC AS TTEE, FOR THE MARGUERITE CASEY FOUNDATION, GRANTOR TRUST INTERNATIONAL, SCOTT MCCAULOU CPA/CASEY FAM PROG, 909 A ST FL 4, TACOMA WA 98402-5111, 23.24%, record.

SUNTRUST BANK INC CUSTODIAN, FOR SCI CORPORATION, PO BOX 105870, ATLANTA GA 30348-5870, 15.21%, record.

NATIONAL FIDUCIARY SERVICES NA, ATTN MUTUAL FUNDS SCI, 2121 SAGE RD STE 150, HOUSTON TX 77056-4341, 10.91%, record.

RAYMOND JAMES & ASSOCIATES INC, ATTN SECURITY AUDIT, PO BOX 14547, ST PETERSBURG FL 33733-4547, 9.72%, record.

VIRTUA WEST JERSEY, HEALTH SYSTEM INC, MR ROBERT OSLER, 20 WEST STOW ROAD STE 8, MARLTON NJ 08053-3160, 8.07%, record.

International Securities Fund - Class C - NATIONAL FINANCIAL SERVICES CO CUST, FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 10.91%, record.

International Securities Fund - Class E - NATIONAL FINANCIAL SERVICES CO CUST, FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 9.10%, record.

PRINCOR FINANCIAL SERVICES, 245 LONG HILL ROAD, MIDDLETOWN, CT, 06457-4063, 5.57%, record.

International Securities Fund - Class S - BALANCED STRATEGY FUND, RUSSELL IM&R, FUND OF FUNDS PORTFOLIO MANAGER, PO BOX 1616, TACOMA WA 98401-1616, 23.80%, record.

AGGRESSIVE STRATEGY FUND, RUSSELL IM&R, FUND OF FUNDS PORTFOLIO MANAGER, PO BOX 1616, TACOMA WA 98401-1616, 18.71%, record.

EQUITY AGGRESSIVE STRATEGY FUND, RUSSELL IM&R, FUND OF FUNDS PORTFOLIO MANAGER, PO BOX 1616, TACOMA WA 98401- 10.84%, record.

NATIONAL FINANCIAL SERVICES CO CUST, FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 8.86%, record.

Money Market Fund - Class A - NORTHWESTERN MUTUAL INVESTMENT SERVICES LLC, 611 EAST WISCONSIN AVE, SUITE 300, MILWAUKIE, WI, 53202, 18.17%, record.

NORTHWESTERN MUTUAL INVESTMENT SERVICES LLC, 611 EAST WISCONSIN AVE, SUITE 300, MILWAUKIE, WI, 53202, 10.44%, record.

NORTHWESTERN MUTUAL INVESTMENT SERVICES LLC, 611 EAST WISCONSIN AVE, SUITE 300, MILWAUKIE, WI, 53202, 5.02%, record.

Money Market Fund - Class S - STATE STREET BANK & TRUST COMPANY, FBO FRIC SECURITIES LENDING, PORTFOLIO, 2 AVENUE DE LAFAYETTE UNIT ECA1, BOSTON MA 02111-1724, 29.47%, record.

NATIONAL FINANCIAL SERVICES CO CUST, FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 5.70%, record.

Multistrategy Bond Fund - Class C - NATIONAL FINANCIAL SERVICES CO CUST, FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 15.74%, record.

Multistrategy Bond Fund - Class E - NATIONAL FINANCIAL SERVICES CO CUST, FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 6.69%, record.

Multistrategy Bond Fund - Class S - BALANCED STRATEGY FUND, RUSSELL IM&R, FUND OF FUNDS PORTFOLIO MANAGER, PO BOX 1616, TACOMA WA 98401-1616, 39.29%, record.

AGGRESSIVE STRATEGY FUND, RUSSELL IM&R, FUND OF FUNDS PORTFOLIO MANAGER, PO BOX 1616, TACOMA WA 98401-1616, 26.17%, record.

NATIONAL FINANCIAL SERVICES CO CUST, FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 7.02%, record.

Quantitative Equity Fund - Class C - NATIONAL FINANCIAL SERVICES CO CUST, FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 9.02%, record.

Quantitative Equity Fund - Class E - PRINCOR FINANCIAL SERVICES, 245 LONG HILL ROAD, MIDDLETOWN, CT, 06457-4063, 9.89%, record.

NATIONAL FINANCIAL SERVICES CO CUST, FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 8.64%, record.

PRINCOR FINANCIAL SERVICES, 245 LONG HILL ROAD, MIDDLETOWN, CT, 06457-4063, 5.05%, record.

Quantitative Equity Fund - Class S - BALANCED STRATEGY FUND, RUSSELL IM&R, FUND OF FUNDS PORTFOLIO MANAGER, PO BOX 1616, TACOMA WA 98401-1616, 20.88%, record.

AGGRESSIVE STRATEGY FUND, RUSSELL IM&R, FUND OF FUNDS PORTFOLIO MANAGER, PO BOX 1616, TACOMA WA 98401-1616, 19.91%, record.

EQUITY AGGRESSIVE STRATEGY FUND, RUSSELL IM&R, FUND OF FUNDS PORTFOLIO MANAGER, PO BOX 1616, TACOMA WA 98401- 11.50%, record.

NATIONAL FINANCIAL SERVICES CO CUST, FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 7.96%, record.

Real Estate Securities Fund - Class C - NATIONAL FINANCIAL SERVICES CO CUST, FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 6.52%, record.

Real Estate Securities Fund - Class E - PRINCOR FINANCIAL SERVICES, 245 LONG HILL ROAD, MIDDLETOWN, CT, 06457-4063, 20.06%, record.

NATIONAL FINANCIAL SERVICES CO CUST, FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 16.22%, record.

PRINCOR FINANCIAL SERVICES, 245 LONG HILL ROAD, MIDDLETOWN, CT, 06457-4063, 11.06%, record.

FM CO, HUNTINGTON NATIONAL BANK, 7 EASTON OVAL EA4E70, COLUMBUS OH 43219-6010, 5.99%, record.

Real Estate Securities Fund - Class S - NATIONAL FINANCIAL SERVICES CO CUST, FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 19.53%, record.

BALANCED STRATEGY FUND, RUSSELL IM&R, FUND OF FUNDS PORTFOLIO MANAGER, PO BOX 1616, TACOMA WA 98401-1616, 12.93%, record.

AGGRESSIVE STRATEGY FUND, RUSSELL IM&R, FUND OF FUNDS PORTFOLIO MANAGER, PO BOX 1616, TACOMA WA 98401-1616, 10.28%, record.

EQUITY AGGRESSIVE STRATEGY FUND, RUSSELL IM&R, FUND OF FUNDS PORTFOLIO MANAGER, PO BOX 1616, TACOMA WA 98401- 5.47%, record.

CHARLES SCHWAB, 101 MONTGOMERY STREET, MUTUAL FUNDS, SAN FRANCISCO, CA, 94104-4122, 5.15%, record.

Select Growth Fund - Class E - NATIONAL FINANCIAL SERVICES CO CUST, FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 72.84%, record.

PRINCOR FINANCIAL SERVICES, 245 LONG HILL ROAD, MIDDLETOWN, CT, 06457-4063, 5.62%, record.

Select Growth Fund - Class I - NATIONAL FINANCIAL SERVICES CO CUST, FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 29.48%, record.

APEX FOUNDATION, ATTN STEPHEN ROMANO, PO BOX 1607, BELLEVUE WA 98009-1607, 14.62%, record.

LEVI STRAUSS FOUNDATION, C/O LEVI STRAUSS- MOLLY KELLEHER, 1155 BATTERY ST, SAN FRANCISCO CA 94111-1256, 6.91%, record.

Select Growth Fund - Class S - NATIONAL FINANCIAL SERVICES CO CUST, FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 33.63%, record.

Select Value Fund - Class E - NATIONAL FINANCIAL SERVICES CO CUST, FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 50.02%, record.

SEI TRUST, ONE FREEDOM VALLEY DR., OAKS, PA, 19456, 7.52%, record.

AMVESCAP NATL TR CO TTEE FBO, NORWOOD CLINIC, INC. 401(K) PS, RETIREMENT PLAN, PO BOX 105779, ATLANTA GA 30348-5779, 6.31%, record.

Select Value Fund - Class I - NATIONAL FINANCIAL SERVICES CO CUST, FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 33.07%, record.

APEX FOUNDATION, ATTN STEPHEN ROMANO, PO BOX 1607, BELLEVUE WA 98009-1607, 12.01%, record.

LEVI STRAUSS FOUNDATION, C/O LEVI STRAUSS- MOLLY KELLEHER, 1155 BATTERY ST, SAN FRANCISCO CA 94111-1256, 5.88%, record.

Select Value Fund - Class S - NATIONAL FINANCIAL SERVICES CO CUST, FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 31.18%, record.

Short Duration Bond Fund - Class C - NATIONAL FINANCIAL SERVICES CO CUST, FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 10.55%, record.

Short Duration Bond Fund - Class E - NATIONAL FINANCIAL SERVICES CO CUST, FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 28.89%, record.

IDAHO TRUST NATIONAL BANK, 608 NORTHWEST BLVD STE 300, COEUR D ALENE ID 83814-2174, 9.04%, record.

IDAHO TRUST NATIONAL BANK, 608 NORTHWEST BLVD STE 300, COEUR D ALENE ID 83814-2174, 7.16%, record.

Short Duration Bond Fund - Class S - MODERATE STRATEGY FUND, RUSSELL IM&R, FUND OF FUNDS PORTFOLIO MANAGER, PO BOX 1616, TACOMA WA 98401-1616, 27.20%, record.

CONSERVATIVE STRATEGY FUND, RUSSELL IM&R, FUND OF FUNDS PORTFOLIO MANAGER, PO BOX 1616, TACOMA WA 98401-1616, 26.66%, record.

NATIONAL FINANCIAL SERVICES CO CUST, FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 15.29%, record.

Special Growth Fund - Class C - NATIONAL FINANCIAL SERVICES CO CUST, FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 8.26%, record.

Special Growth Fund - Class E - NATIONAL FINANCIAL SERVICES CO CUST, FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 15.59%, record.

PRINCOR FINANCIAL SERVICES, 245 LONG HILL ROAD, MIDDLETOWN, CT, 06457-4063, 11.16%, record.

PRINCOR FINANCIAL SERVICES, 245 LONG HILL ROAD, MIDDLETOWN, CT, 06457-4063, 10.75%, record.

Special Growth Fund - Class S - BALANCED STRATEGY FUND, RUSSELL IM&R, FUND OF FUNDS PORTFOLIO MANAGER, PO BOX 1616, TACOMA WA 98401-1616, 16.82%, record.

NATIONAL FINANCIAL SERVICES CO CUST, FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 14.79%, record.

AGGRESSIVE STRATEGY FUND, RUSSELL IM&R, FUND OF FUNDS PORTFOLIO MANAGER, PO BOX 1616, TACOMA WA 98401-1616, 13.87%, record.

EQUITY AGGRESSIVE STRATEGY FUND, RUSSELL IM&R, FUND OF FUNDS PORTFOLIO MANAGER, PO BOX 1616, TACOMA WA 98401- 7.63%, record.

Tax Exempt Bond Fund - Class C - NATIONAL FINANCIAL SERVICES CO CUST, FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 10.19%, record.

A.G. EDWARDS & SONS, INC., ONE NORTH JEFFERSON, ST LOUIS, MO, 63103, 5.91%, record.

A.G. EDWARDS & SONS, INC., ONE NORTH JEFFERSON, ST LOUIS, MO, 63103, 5.30%, record.

Tax Exempt Bond Fund - Class E - NATIONAL FINANCIAL SERVICES CO CUST, FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 12.67%, record.

Tax Exempt Bond Fund - Class S - NATIONAL FINANCIAL SERVICES CO CUST, FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 41.30%, record.

CHARLES SCHWAB, 101 MONTGOMERY STREET, MUTUAL FUNDS, SAN FRANCISCO, CA, 94104-4122, 20.83%, record.

Tax Free Money Market Fund - Class S - TAX EXEMPT BOND MASTER, ACCOUNT # GU8C, C/O FRANK RUSSELL INV MGMT CO, ATTN OPERATIONS DEPT, PO BOX 1616, TACOMA WA 98401-1616, 20.43%, record.

NATIONAL FINANCIAL SERVICES CO CUST, FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 18.98%, record.

MARIL & CO, FBO NORTHWESTERN MUTUAL TRUST, 1000 N WATER ST ACM # TR14, MILWAUKEE WI 53202-6648, 16.33%, record.

NIAGARA MOHAWK POWER CORPORATION, ATTN NANCY KELLOGG, 25 RESEARCH DR, WESTBOROUGH MA 01582-0001, 9.78%, record.

NIAGARA MOHAWK POST RETIREMENT, SENIOR EXECUTIVE BOARD BENEFIT FUND, ATTN NANCY KELLOGG, 25 RESEARCH DR, WESTBOROUGH MA 01582-0001, 8.24%, record.

NATIONAL ADVISORS TRUST CO FSB, 10881 LOWELL AVE STE 100, OVERLAND PARK KS 66210-1666, 5.77%, record.

Tax-Managed Large Cap Fund - Class C - NATIONAL FINANCIAL SERVICES CO CUST, FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 17.94%, record.

Tax-Managed Large Cap Fund - Class S - NATIONAL FINANCIAL SERVICES CO CUST, FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 39.90%, record.

INDIANA TRUST 5, INDIANA TRUST & INVESTMENT, MANAGEMENT COMPANY, 3930 EDISON LAKES PKWY STE 250, MISHAWAKA IN 46545-3462, 15.55%, record.

CHARLES SCHWAB, 101 MONTGOMERY STREET, MUTUAL FUNDS, SAN FRANCISCO, CA, 94104-4122, 8.14%, record.

TAX MANAGED GLOBAL EQUITY FUND, RUSSELL IM&R, FUND OF FUNDS PORTFOLIO MANAGER, PO BOX 1616, TACOMA WA 98401- 7.77%, record.

Tax-Managed Mid & Small Cap Fund - Class C - NATIONAL FINANCIAL SERVICES CO CUST, FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 13.15%, record.

Tax-Managed Mid & Small Cap Fund - Class E - A.G. EDWARDS & SONS, INC., ONE NORTH JEFFERSON, ST LOUIS, MO, 63103, 9.45%, record.

NATIONAL FINANCIAL SERVICES CO CUST, FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 8.40%, record.

Tax-Managed Mid & Small Cap Fund - Class S - NATIONAL FINANCIAL SERVICES CO CUST, FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 54.98%, record.

INDIANA TRUST 5, INDIANA TRUST & INVESTMENT, MANAGEMENT COMPANY, 3930 EDISON LAKES PKWY STE 250, MISHAWAKA IN 46545-3462, 8.86%, record.

CHARLES SCHWAB, 101 MONTGOMERY STREET, MUTUAL FUNDS, SAN FRANCISCO, CA, 94104-4122, 6.59%, record.

TAX MANAGED GLOBAL EQUITY FUND, RUSSELL IM&R, FUND OF FUNDS PORTFOLIO MANAGER, PO BOX 1616, TACOMA WA 98401- 5.49%, record.

U.S. Government Money Market Fund - Class S - NATIONAL FINANCIAL SERVICES CO CUST, FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 33.17%, record.

LP95 LLC, COLORADO LTD LIABILITY CO, 2315 BRIARGATE PKWY STE 100, COLORADO SPGS CO 80920-7646, 14.15%, record.

FRANK RUSSELL TRUST CO TTEE, A C NIELSEN CORPORATION - RBEP TR, UA DTD 08/01/1997, RUSSELL INVEST GRP CLNT SRVC CNTR, 909 A ST 7TH FLOOR, TACOMA WA 98402-5111, 6.52%, record.

RUSSELL EQUITY REBALANCING, ACCOUNT #CHU7, C/O FRANK RUSSELL INV. MGMT. CO., ATTN: OPERATIONS DEPT., PO BOX 1616, TACOMA WA 98401-1616, 5.38%, record.

At January 31, 2006, the following shareholders could be deemed to “control” the following Funds because such shareholder owns more than 25% of the voting Shares of the indicated Fund. A shareholder who “controls” a Fund has the ability to exert a greater influence over the outcome of any proposals on which it is entitled to vote concerning the Fund than do non-controlling shareholders.

Diversified Bond Fund

BALANCED STRATEGY FUND, RUSSELL IM&R, FUND OF FUNDS PORTFOLIO MANAGER, PO BOX 1616, TACOMA WA 98401-1616, 42.82%, record.

Equity I Fund

NATIONAL FINANCIAL SERVICES CO CUST, FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 31.94%, record.

Equity II Fund

NATIONAL FINANCIAL SERVICES CO CUST, FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 31.22%, record.

Equity Q Fund

NATIONAL FINANCIAL SERVICES CO CUST, FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 34.41%, record.

Fixed Income III Fund

NATIONAL FINANCIAL SERVICES CO CUST, FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 43.79%, record.

International Fund

NATIONAL FINANCIAL SERVICES CO CUST, FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 31.84%, record.

Money Market Fund

STATE STREET BANK & TRUST COMPANY, FBO FRIC SECURITIES LENDING, PORTFOLIO, 2 AVENUE DE LAFAYETTE UNIT ECA1, BOSTON MA 02111-1724, 29.26%, record.

Multistrategy Bond Fund

BALANCED STRATEGY FUND, RUSSELL IM&R, FUND OF FUNDS PORTFOLIO MANAGER, PO BOX 1616, TACOMA WA 98401-1616, 37.11%, record.

Select Growth Fund

NATIONAL FINANCIAL SERVICES CO CUST, FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 30.58%, record.

Select Value Fund

NATIONAL FINANCIAL SERVICES CO CUST, FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 30.36%, record.

Short Duration Bond Fund

MODERATE STRATEGY FUND, RUSSELL IM&R, FUND OF FUNDS PORTFOLIO MANAGER, PO BOX 1616, TACOMA WA 98401-1616, 26.04%, record.

CONSERVATIVE STRATEGY FUND, RUSSELL IM&R, FUND OF FUNDS PORTFOLIO MANAGER, PO BOX 1616, TACOMA WA 98401-1616, 25.52%, record.

Tax Exempt Bond Fund

NATIONAL FINANCIAL SERVICES CO CUST, FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 38.99%, record.

Tax-Managed Large Cap Fund

NATIONAL FINANCIAL SERVICES CO CUST, FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 38.15%, record.

Tax-Managed Mid & Small Cap Fund

NATIONAL FINANCIAL SERVICES CO CUST, FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 52.06%, record.

U.S. Government Money Market Fund

NATIONAL FINANCIAL SERVICES CO CUST, FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 33.17%, record.

The Trustees and officers of FRIC, as a group, own less than 1% of any Class of each Fund.

TRUSTEES AND OFFICERS. The Board of Trustees is responsible for overseeing generally the operation of the Funds, including reviewing and approving the Funds’ contracts with Frank Russell Investment Management Company (“FRIMCo”) and the money managers. On or about July 1, 2006 Frank Russell Investment Management Company expects to change its name to Russell Investment Management Company. Generally, a Trustee may be removed at any time by a vote of two-thirds of FRIC Shares. A vacancy in the Board shall be filled by a vote of a majority of the remaining Trustees so long as after filling such vacancy, two-thirds of the Trustees have been elected by shareholders. There are five Trustees Emeritus. Trustees Emeritus do not have the power to vote on matters coming before the Board, or to direct the vote of any Trustee, and generally are not responsible or accountable in any way for the performance of the Board’s responsibilities. The officers, all of whom are employed by and are officers of FRIMCo or its affiliates, are responsible for the day-to-day management and administration of the Funds’ operations.

The Board of Trustees has established a standing Audit Committee, a standing Nominating and Governance Committee and a standing Investment Committee.

FRIC’s Board of Trustees has adopted and approved a formal written charter for the Audit Committee, which sets forth the Audit Committee’s current responsibilities. The Audit Committee’s primary functions are: (1) oversight of the Funds’ accounting and financial reporting policies and practices and their internal controls, and, as appropriate, the internal controls of certain service providers; (2) oversight of the quality and objectivity of the Funds’ financial statements and the independent audit thereof; and (3) to act as liaison between the Funds’ independent auditors and the full Board. The Audit Committee reviews the maintenance of the Funds’ records and the safekeeping arrangements of FRIC’s custodian, reviews both the audit and non-audit work of FRIC’s independent auditors, submits a recommendation to the Board as to the selection of independent auditors, and pre-approves (i) all audit and non-audit services to be rendered by the auditors for FRIC, (ii) all audit services provided to FRIMCo, or any affiliate thereof that provides ongoing services to FRIC, relating to the operations and financial reporting of FRIC, and (iii) all non-audit services relating to the operations and financial reporting of FRIC, provided to FRIMCo, or any affiliate thereof that provides ongoing services to FRIC, by any auditors with an ongoing relationship with FRIC. It is management’s responsibility to maintain appropriate systems for accounting and internal control and the auditor’s responsibility to plan and carry out a proper audit. Currently, the Audit Committee members consist of Messrs. Raymond P. Tennison, Jr., Daniel P. Connealy, Jonathan Fine and Jack Thompson, each of whom is an independent Trustee. For the fiscal year ending October 31, 2005, the Audit Committee held 5 meetings.

FRIC’s Board of Trustees has adopted and approved a formal written charter for the Nominating and Governance Committee, which sets forth the Nominating and Governance Committee’s current responsibilities. The primary functions of the Nominating and Governance Committee are to: (1) nominate and evaluate individuals for Trustee membership on the Board, including individuals who are not interested persons of FRIC for independent Trustee membership; (2) supervise an annual assessment by the Trustees taking into account such factors as the Committee may deem appropriate; (3) review the composition of the Board; (4) review Trustee compensation; and (5) make nominations for membership on all Board committees and review the responsibilities of each committee. The Committee will not consider nominees recommended by Shareholders of the Funds. Currently, the Nominating and Governance Committee members consist of Messrs. Paul E. Anderson and Raymond P. Tennison and Mses. Julie W. Weston and Kristianne Blake, each of whom is an independent Trustee. For the fiscal year ending October 31, 2005, the Nominating and Governance Committee held 4 meetings.

FRIC’s Board of Trustees has adopted and approved a formal written charter for the Investment Committee, which sets forth the Investment Committee’s current responsibilities. The Investment Committee: (1) shall regularly review and monitor the investments and performance of the Funds; (2) shall review the kind, scope, and format of, and the time periods covered by, the investment performance data and related reports provided to the Board; (3) may review the investment performance benchmarks and peer groups used in reports delivered to the Board; (4) may review such matters that are related to the investments, investment strategies and investment performance of the Trust’s funds as would be considered by the Board as the Committee may deem to be necessary or appropriate; (5) may review and monitor the structure of, and method used to determine, the compensation of each FRIMCo portfolio manager of the Funds; and (6) may meet with any officer of the Trusts, or officer or other representative of FRIMCo, any subadviser to a fund or other service provider to the Trusts. Currently, the Investment Committee members consist of Mses. Julie W. Weston and Kristianne Blake and Messrs. Paul E. Anderson and Michael J.A. Phillips. Because the Investment Committee was formed on January 1, 2006, it did not hold any meetings during the fiscal year ended October 31, 2005.

FRIC paid in aggregate $795,367 for the fiscal year ended October 31, 2005 to the Trustees who are not officers or employees of FRIMCo or its affiliates. Trustees are paid an annual retainer plus meeting attendance and chairperson fees, both at the Board and Committee levels, in addition to any travel and other expenses incurred in attending Board and Committee meetings. FRIC’s officers and employees are paid by FRIMCo or its affiliates.

Mr. Michael Phillips is the Chairman of the Board of Frank Russell Company which controls FRIMCo, the investment adviser of the Funds. He is also an Interested Trustee of the Funds. On May 26, 2005, Mr. Phillips became a director of Simpson Investment Company, a privately held company. Mr. Raymond P. Tennison, Jr., an Independent Trustee of the Funds, is the President of Simpson Investment Company.

The following tables provide information for each officer and trustee of the Russell Fund Complex. The Russell Fund Complex consists of Frank Russell Investment Company (“FRIC”), which has 34 funds, and Russell Investment Funds (“RIF”), which has 5 funds. Each of the trustees is a trustee of both FRIC and RIF. The first table provides information for trustees who are interested trustees. The second table provides information for the independent trustees. The third table provides information for the trustees emeritus. The fourth table provides information for the officers.

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
INTERESTED TRUSTEES

*Michael J.A. Phillips, Born January 20, 1948 909 A Street Tacoma, Washington 98402-1616	Trustee Since 2002	Appointed until successor is duly elected and qualified.	• Chairman of the Board, FRC • 1990 – 2003, President, FRC • 1993 – 2003, CEO, FRC • Trustee, FRIC and RIF • Director, FRTC; Frank Russell Investments (Suisse) S.A. (global investment services); Frank Russell Company Limited (consultant to institutional investors in Europe and the UK) • Chairman of the Board and President, Russell 20-20 Association; and Frank Russell Investments (Delaware), Inc. (general partner in various limited partnerships (“FRIDI”))	39	None

*	Mr. Phillips is also an officer and/or director of one or more affiliates of FRIC and RIF and is therefore an interested trustee.

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES

Paul E. Anderson, Born October 15, 1931 909 A Street Tacoma, Washington 98402-1616	• Trustee since 1984 • Chairman of the Nominating and Governance Committee since 2006	• Appointed until successor is duly elected and qualified • Appointed until successor is duly elected and qualified	• President, Anderson Management Group LLC (private investments consulting) • February 2002 to June 2005, Lead Trustee, FRIC and RIF	39	None

Kristianne Blake, Born January 22, 1954 909 A Street Tacoma, Washington 98402-1616	• Trustee since 2000 • Chairperson since 2005	• Appointed until successor is duly elected and qualified • Annual	• President, Kristianne Gates Blake, P.S. (accounting services) • Director and Chairman of the Audit Committee, Avista Corp. • Trustee and Chairman of the Operations and Distribution Committee, WM Group of Funds • February 2002 to June 2005, Chairman of the Audit Committee, FRIC and RIF	39	• Trustee WM Group of Funds (investment company); • Director, Avista Corp

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES

Daniel P. Connealy Born June 6, 1946 909 A Street Tacoma, Washington 98402-1616	• Trustee since 2003 • Chairman of Audit Committee since 2005	• Appointed until successor is duly elected and qualified • Appointed until successor is duly elected and qualified	• June 2004 to present, Senior Vice President and Chief Financial Officer, Waddell & Reed Financial, Inc. • 2003, Retired • 2001 – 2003, Vice President and Chief Financial Officer, Janus Capital Group Inc. • 1979 – 2001, Audit and Accounting Partner, PricewaterhouseCoopers LLP	39	• Director, Gold Banc Corporation, Inc.

Jonathan Fine Born July 8, 1954 909 A Street Tacoma, Washington 98402-1616	• Trustee since 2004	• Appointed until successor is duly elected and qualified	• President and Chief Executive Officer, United Way of King County, WA	39	None

Raymond P. Tennison, Jr. Born December 21, 1955 909 A Street Tacoma, Washington 98402-1616	• Trustee since 2000	• Appointed until successor is duly elected and qualified.	• President, Simpson Investment Company and several additional subsidiary companies, including Simpson Timber Company, Simpson Paper Company and Simpson Tacoma Kraft Company	39	None

Jack Thompson, Born March 21, 1949 909 A Street Tacoma, Washington 98402-1616	• Trustee since 2005	• Appointed until successor is duly elected and qualified	• September 2003 to present, Independent Board Chair and Chairman of the Audit Committee, Sparx Japan Fund • May 1999 to May 2003, President, Chief Executive Officer and Director, Berger Financial Group, LLC May 1999 to • May 2003, President and Trustee, Berger Funds	39	Director, Sparx Japan Fund

Julie W. Weston, Born October 2, 1943 909 A Street Tacoma, Washington 98402-1616	• Trustee since 2002	• Appointed until successor is duly elected and qualified	• Retired since 2000 • 1987 to 2002, Director, Smith Barney Fundamental Value Fund	39	None

	• Chairperson of the Investment Committee since 2006	• Appointed until successor is duly elected and qualified

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Hel by Trustee
TRUSTEES EMERITUS

*George F. Russell, Jr., Born July 3, 1932 909 A Street Tacoma, Washington 98402-1616	Trustee Emeritus and Chairman Emeritus since 1999	Until resignation or removal	• Director Emeritus, Frank Russell Company (investment consultant to institutional investors (“FRC”)); and FRIMCo • Chairman Emeritus, FRIC and RIF; Frank Russell Securities, Inc. (broker-dealer and investment adviser (“FRS”)); Russell 20-20 Association (non-profit corporation); and Frank Russell Trust Company (non-depository trust company (“FRTC”)) • Chairman, Sunshine Management Services, LLC (investment adviser)	39	None

Paul Anton, Ph.D., Born December 1, 1919 909 A Street Tacoma, Washington 98402-1616	Trustee Emeritus since 2003	Five year term	• Retired since 1997 • Trustee of FRIC and RIF Until 2002	39	None

William E. Baxter, Born June 8, 1925 909 A Street Tacoma, Washington 98402-1616	Trustee Emeritus since 2004	Five year term	• Retired since 1986 • Trustee of FRIC and RIF Until 2004	39	None

Lee C. Gingrich, Born October 6, 1930 909 A Street Tacoma, Washington 98402-1616	Trustee Emeritus since 2006	Five year term	• Retired since 1995 • Trustee of FRIC and RIF Until 2005 • Chairman of the Nominating and Governance Committee 2001-2005	39	None

Eleanor W. Palmer, Born May 5, 1926 909 A Street Tacoma, Washington 98402-1616	Trustee Emeritus since 2004	Five year term	• Retired since 1981 • Trustee of FRIC and RIF Until 2004	39	None

*	Mr. Russell is also a director emeritus of one or more affiliates of FRIC and RIF.

Name , Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years
OFFICERS

Cheryl Wichers Born December 16, 1966 909 A Street Tacoma, Washington 98402-1616	Chief Compliance Officer since 2005	Until successor is chosen and qualified by Trustees

•        Chief Compliance Officer, FRIC

•        Chief Compliance Officer, RIF

•        Chief Compliance Officer, FRIMCo

•        April 2002-May 2005, Manager, Global Regulatory Policy

•        1998-2002, Compliance Supervisor, Russell Investment Group

Greg J. Stark, Born May 3, 1968 909 A Street Tacoma, Washington 98402-1616	President and Chief Executive Officer since 2004	Until successor is chosen and qualified by Trustees

•        President and CEO, FRIC and RIF

•        Chairman of the Board, President and CEO, FRIMCo

•        Chairman of the Board, President and CEO, RFD

•        Chairman of the Board and President, Russell Insurance Agency, Inc. (insurance agency (“RIA”))

•        Until 2004, Managing Director of Individual Investor Services, FRC

•        2000 to 2004, Managing Director, Sales and Client Service, FRIMCo

Mark E. Swanson, Born November 26, 1963 909 A Street Tacoma, Washington 98402-1616	Treasurer and Chief Accounting Officer since 1998	Until successor is chosen and qualified by Trustees	• Treasurer, Chief Accounting Officer and CFO, FRIC and RIF • Director, Funds Administration, FRIMCo, FRTC and RFD • Treasurer and Principal Accounting Officer, SSgA Funds

Thomas F. Hanly, Born November 17, 1964 909 A Street Tacoma, Washington 98402-1616	Chief Investment Officer since 2004	Until removed by Trustees	• Chief Investment Officer, FRIC, RIF, FRC, FRTC • Director and Chief Investment Officer, FRIMCo and RFD • 1999 to 2003, Chief Financial Officer, FRC, FRIC and RIF

Karl J. Ege, Born October 8, 1941 909 A Street Tacoma, Washington 98402-1616	Secretary and General Counsel since 1994	Until removed by Trustees	• General Counsel and Managing Director of Law and Government Affairs, Secretary, FRC

TRUSTEE COMPENSATION TABLE

FOR THE FISCAL YEAR ENDED OCTOBER 31, 2005

	AGGREGATE COMPENSATION FROM FRIC	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF FRIC EXPENSES	ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION FROM FRIC AND RUSSELL FUND COMPLEX PAID TO TRUSTEES
INTERESTED TRUSTEES
Lynn L. Anderson*	$0	$0	$0	$0
Michael J. Phillips	$0	$0	$0	$0
INDEPENDENT TRUSTEES
Paul E. Anderson	$89,200	$0	$0	$92,833
Kristianne Blake	$116,880	$0	$0	$121,667
Daniel P. Connealy	$85,920	$0	$0	$89,500
Jonathan Fine	$82,640	$0	$0	$86,000
Raymond P. Tennison, Jr.	$89,360	$0	$0	$93,000
Jack Thompson**	$31,399	$0	$0	$32,624
Julie W. Weston	$88,880	$0	$0	$92,500
TRUSTEES EMERITUS
George F. Russell, Jr.	$0	$0	$0	$0
Paul Anton, PhD.	$39,936	$0	$0	$41,600
William E. Baxter	$39,936	$0	$0	$41,600
Lee C. Gingrich***	$91,280	$0	$0	$95,000
Eleanor W. Palmer	$39,936	$0	$0	$41,600

*	Effective December 31, 2005, Mr. Lynn Anderson retired from the Board of Trustees.

**	Mr. Thompson was elected to the Board of Trustees effective May 18, 2005.

***	Mr. Gingrich was elected Trustee Emeritus effective January 1, 2006.

EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES

FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2005

	DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND		AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEES IN RUSSELL FUND COMPLEX
INTERESTED TRUSTEES

Lynn L. Anderson*	None		Over $100,000**

Michael J. Phillips	None		$50,001-$100,000**
INDEPENDENT TRUSTEES
Paul E. Anderson	None		Over $100,000
Kristianne Blake	Equity Q Fund Select Value Fund	Over $100,000 Over $100,000	Over $100,000
Daniel P. Connealy	Equity I Fund Select Growth Fund Select Value Fund International Fund Emerging Markets Fund Fixed Income III Fund	$50,001-$100,000 $10,001-$50,000 $10,001-$50,000 $10,001-$50,000 $10,001-$50,000 $10,001-$50,000	Over $100,000
Jonathan Fine

Emerging Markets Fund

Fixed Income III Fund

International Fund

Money Market Fund

Real Estate Securities Fund

Select Value Fund

Short Duration Bond Fund

Equity I Fund

Equity II Fund

Equity Q Fund

Tax Exempt Bond Fund

		$10,001-$50,000 $10,001-$50,000 $50,001-$100,000 $10,001-$50,000 $10,001-$50,000 $10,001-$50,000 $10,001-$50,000 $10,001-$50,000 $10,001-$50,000 $10,001-$50,000 $10,001-$50,000	Over $100,000

Raymond P. Tennison, Jr.	Equity I Fund Equity II Fund Equity Q Fund International Fund Real Estate Securities Fund Select Value Fund Tax Exempt Bond Fund	Over $100,000 Over $100,000 $50,001-$100,000 $50,001-$100,000 $10,001-$50,000 $50,001-$100,000 $50,001-$100,000	Over $100,000
Jack Thompson	Real Estate Securities Fund Emerging Markets Fund	$10,001-$50,000 $10,001-$50,000	$50,001-$100,000
Julie W. Weston	Real Estate Securities Fund International Fund Fixed Income III Fund Fixed Income I Fund	$10,001-$50,000 $1-$10,000 $10,001-$50,000 $10,001-$50,000	$50,001-$100,000
TRUSTEES EMERITUS
George F. Russell, Jr.	Tax Managed Mid & Small Cap Fund	Over $100,000	Over $100,000
Paul Anton, Ph.D.	Real Estate Securities Find Equity II Fund International Fund Emerging Markets Fund	$10,001-$50,000 $10,001-$50,000 $10,001-$50,000 $10,001-$50,000	Over $100,000
William E. Baxter	Equity Q Fund	$1-$10,000	$1-$10,000
Lee C. Gingrich	Equity II Fund Equity Q Fund Real Estate Securities Fund	$50,001-$100,000 $50,001-$100,000 $50,001-$100,000	Over $100,000
Eleanor W. Palmer	None	None	None

*	Effective December 31, 2005, Mr. Lynn Anderson retired from the Board of Trustees.

**	Mr. Lynn Anderson and Mr. Phillips are participants in the FRC deferred compensation plan, which beneficially owns securities of RIF. Mr. Anderson and Mr. Phillips do not have beneficial ownership of RIF securities through their participation in the plan.

OPERATION OF FRIC

SERVICE PROVIDERS. Most of FRIC’s necessary day-to-day operations are performed by separate business organizations under contract to FRIC. The principal service providers are:

Money Manager Research Services and Trade Placement Agent	Frank Russell Company

Adviser, Administrator and Transfer and Dividend Disbursing Agent	Frank Russell Investment Management Company

Money Managers	Multiple professional discretionary investment management organizations

Custodian and Portfolio Accountant	State Street Bank and Trust Company

MONEY MANAGER RESEARCH SERVICES AND TRADE PLACEMENT AGENT. FRC, the corporate parent of FRIMCo, was responsible for organizing FRIC and provides ongoing money manager research and trade placement services to FRIC and FRIMCo, as described in the Prospectuses. Neither FRIMCo nor FRIC compensates FRC for its services.

FRC provides comprehensive money manager evaluation services to institutional clients, including FRIMCo. FRC provides other services to large pools of investment assets, including: (i) investment management services for Russell subsidiary-sponsored funds; and (ii) transition management and portfolio implementation services.

As affiliates, FRC and FRIMCo may establish certain intercompany cost allocations that reflect the services supplied to FRIMCo. George F. Russell, Jr., Trustee Emeritus and Chairman Emeritus of FRIC, is the Chairman Emeritus of FRC. FRIMCo is a wholly owned subsidiary of FRC.

FRC is a subsidiary of The Northwestern Mutual Life Insurance Company (“Northwestern Mutual”). Founded in 1857, Northwestern Mutual is a mutual insurance company organized under the laws of Wisconsin. Northwestern Mutual, its subsidiaries and affiliates offer insurance and investment products and advisory services that address client needs for financial protection, capital accumulation, and estate preservation and distribution. Products and services for the personal, business, estate and pension markets include permanent and term life insurance, disability income insurance, long-term care insurance, annuities, trust services and mutual funds.

ADVISER AND ADMINISTRATOR. FRIMCo provides or oversees the provision of all general management and administration, investment advisory and portfolio management services for the Funds, including developing the investment program for each Fund. FRIMCo, with the assistance of FRC, provides the Funds with office space, equipment and the personnel necessary to operate and administer the Funds’ business and to supervise the provision of services by third parties such as the money managers and custodian.

Except for money market funds, FRIMCo allocates most of each Fund’s assets to multiple money managers. FRIMCo exercises investment discretion over the portion of each Fund’s assets that FRIMCo determines not to allocate to the money managers and for each Fund’s cash reserves by selecting the individual portfolio securities for those portions of assets. FRIMCo may also directly manage portions of a Fund during transitions between money managers.

FRIMCo selects, subject to the approval of the Fund’s Board, money managers for the Funds, allocates Fund assets among money managers, oversees the money managers and evaluates the performance results. The Funds’ money managers select the individual portfolio securities for the assets assigned to them and either FRIMCo or the money manager arranges for execution of portfolio securities transactions. (See, “Investment Policies–Cash Reserves.”)

FRIMCo acts as the money manager for the Money Market and U.S. Government Money Market Funds. FRIMCo, as agent for FRIC, pays the money managers’ fees for the Funds, as a fiduciary for the Funds, out of the advisory fee paid by the Funds to FRIMCo. The remainder of the advisory fee is retained by FRIMCo as compensation for the services described above and to pay expenses.

Each of the Funds pays an advisory fee and an administrative fee directly to FRIMCo, billed monthly on a pro rata basis and calculated as a specified percentage of the average daily net assets of each of the Funds. Services which are administrative in nature are provided by FRIMCo pursuant to an Administrative Agreement for an annual fee of 0.05% of the average daily net asset value of each Fund. (See the applicable Prospectus for the Funds’ annual advisory percentage rates.)

In addition to the advisory and administrative fees payable by the Funds to FRIMCo, each Fund that invests its cash reserves or collateral received in securities lending transactions in one or more of FRIC’s money market funds pursuant to the terms and conditions of an exemptive order will bear indirectly a proportionate share of that money market fund’s operating expenses, which include the advisory and administrative fees that such money market fund pays to FRIMCo. Currently, the cash reserves and collateral for all Funds (except the Tax Exempt Bond Fund) are invested in FRIC’s Money Market Fund. The aggregate annual rate of advisory and administrative fees payable to FRIMCo on the cash reserves and collateral invested in the Money Market Fund is 0.10% (net of fee waivers and reimbursements). Currently, the cash reserves and collateral for the Tax Exempt Bond Fund are invested in FRIC’s Tax Free Money Market Fund. The aggregate annual rate of advisory and administrative fees payable to FRIMCo on the cash reserves and collateral invested in the Tax Free Money Market Fund is 0.25%.

The Funds paid FRIMCo the following advisory fees (gross of reimbursements and/or waivers) for the fiscal years ended October 31, 2005, October 31, 2004 and October 31, 2003, respectively:

Fund	$Amount Paid			Annual rate (as a % of average daily net assets)
	2005	2004	2003	2005	2004	2003
Diversified Equity	$17,834,938	$13,435,580	$8,858,252	0.73%	0.73%	0.73%
Special Growth	8,092,790	6,689,189	5,356,553	0.90%	0.90%	0.90%
Quantitative Equity	18,600,421	14,320,815	9,657,060	0.73%	0.73%	0.73%
International Securities	19,548,964	14,088,594	8,855,554	0.90%	0.90%	0.90%
Real Estate Securities	11,429,600	8,495,904	5,792,981	0.80%	0.80%	0.80%
Diversified Bond	6,029,607	4,736,838	3,796,822	0.40%	0.40%	0.40%
Multistrategy Bond	9,887,816	6,981,735	4,458,421	0.60%	0.60%	0.60%
Tax Exempt Bond	695,404	549,244	477,966	0.30%	0.30%	0.30%

U.S. Government Money Market	85,932	114,686	162,820	0.20%	0.20%	0.20%
Tax Free Money Market	218,530	272,071	288,935	0.20%	0.20%	0.20%
Equity I	5,567,594	4,180,776	3,666,182	0.55%	0.55%	0.55%
Equity II	6,114,869	6,297,505	5,047,700	0.70%	0.70%	0.70%
Equity Q	7,881,044	7,215,402	7,995,558	0.55%	0.55%	0.55%
Tax-Managed Large Cap	2,776,806	2,437,197	2,273,391	0.70%	0.70%	0.70%
Tax-Managed Mid & Small Cap	1,483,682	1,183,492	917,895	0.98%	0.98%	0.98%
International	11,426,606	9,202,521	6,962,449	0.70%	0.70%	0.70%
Emerging Markets	8,499,025	5,680,194	3,684,130	1.15%	1.15%	1.15%
Fixed Income I	2,906,656	2,757,774	3,077,806	0.25%	0.25%	0.25%
Fixed Income III	2,670,565	1,818,645	1,488,835	0.50%	0.50%	0.50%
Short Duration Bond	5,437,276	4,915,805	3,752,880	0.45%	0.45%	0.45%
Money Market	5,919,767	5,721,202	3,899,267	0.20%	0.20%	0.20%
Select Value	2,418,537	1,777,257	465,137	0.70%	0.70%	0.70%
Select Growth	1,299,453	837,476	553,617	0.80%	0.80%	0.80%

FRIMCo has contractually agreed to waive all or a portion of its combined advisory and administrative fees for certain Funds. This arrangement is not part of the Advisory Agreement with FRIC or the Administrative Agreement and may be changed or discontinued. FRIMCo currently calculates its advisory fee based on a Fund’s average daily net assets. The following paragraphs list the current waivers and those that were in effect during the last three fiscal years.

For the Money Market Fund, FRIMCo has contractually agreed to waive, until February 28, 2007, 0.15% of its 0.25% combined advisory and administrative fee. FRIMCo waived fees in the amounts of $2,924,451, $4,303,054 and $4,424,757 for the fiscal years ended October 31, 2003, 2004 and 2005, respectively. As a result of the waivers, the Fund paid advisory and administrative fees equal to $1,949,633, $2,836,296 and $2,974,952 for the fiscal years ended October 31, 2003, 2004 and 2005, respectively.

For the U.S. Government Money Market Fund, prior to March 1, 2003, FRIMCo had contractually agreed to waive up to the full amount of its 0.25% combined advisory and administrative fee, to the extent that Fund expenses exceeded 0.30% of the Fund’s average daily net assets on an annual basis. FRIMCo waived fees in the amounts of $54,158, for the fiscal year ended October 31, 2003. As a result of the waivers, the Fund paid advisory and administrative fees equal to $149,367 and $143,357 for the fiscal years ended October 31, 2003 and 2004, respectively.

For the Tax Free Money Market Fund, prior to March 1, 2003, FRIMCo had contractually agreed to waive 0.10% of its 0.25% combined advisory and administrative fees. FRIMCo waived fees in the amounts of $47,496, for the fiscal year ended October 31, 2003. As a result of the waivers, the Fund paid advisory and administrative fees equal to $313,673 and $340,089 for the fiscal years ended October 31, 2003 and 2004, respectively.

For the Tax-Managed Mid & Small Cap Fund, FRIMCo has contractually agreed to waive, at least until February 28, 2007, up to the full amount of its 1.03% combined advisory and administrative fees and to reimburse the Fund to the extent that Fund-level expenses exceed 1.25% of the average daily net assets of that Fund on an annual basis. Fund-level expenses for the Fund do not include 12b-1 fees or shareholder services fees. FRIMCo waived fees in the amount of $221,976, $112,624 and $187,394 for the fiscal years ended October 31, 2003, 2004 and 2005, respectively. There was no reimbursement for the fiscal years ended October 31, 2003, 2004 and 2005, respectively. As a result of the waivers and reimbursements, the Fund paid advisory and administrative fees of $742,751, $1,131,250 and $1,371,986 for the fiscal years ended October 31, 2003, 2004 and 2005, respectively.

For the Short Duration Bond Fund, FRIMCo had contractually agreed to waive, between March 1, 2003 and February 29, 2004, up to the full amount of its 0.50% combined advisory and administrative fees and to reimburse the Fund to the extent that Fund-level expenses exceed 0.52% of average daily net assets of that Fund on an annual basis. Until February 28, 2003 FRIMCo had contractually agreed to waive up to the full amount of its 0.50% combined advisory and administrative fees and to reimburse the Fund to the extent that Fund-level expenses exceed 0.47% of average daily net assets of that Fund on an annual basis. Fund-level expenses for the Fund do not include administrative fees, 12b-1 fees or shareholder services fees. FRIMCo waived fees in the amount of $1,336,988 and $293,361 for the fiscal years ended October 31, 2003 and 2004, respectively. As a result of the waivers and reimbursements, the Fund paid advisory and administrative fees of $2,832,879 and $5,168,645 for the fiscal years ended October 31, 2003 and 2004, respectively.

For the Class Y Shares of each Institutional Fund, FRIMCo has contractually agreed to waive, at least until February 28, 2007, up to the full amount of its transfer agency fees to the extent that those fees would affect “Other Expenses” of Class Y Shares of an Institutional Fund by one basis point or more. For the fiscal years ended October 31, 2003, 2004 and 2005, respectively, FRIMCo did not waive any portion of its transfer agency fees for any of the Institutional Funds.

For the Select Growth Fund, FRIMCo has contractually agreed to waive at least until February 28, 2007, up to the full amount of its transfer agency fees, administrative fees, and advisory fees, to the extent that expenses for each of Class C, Class E, Class I and Class S exceed 2.25%, 1.40%, 0.95% and 1.15%, respectively, of the average daily net assets of each such class on an annual basis. If a waiver of advisory fees is required for any class of shares of the Fund, advisory fees will be waived equally across all classes of the Fund. This may result in a waiver amount that is greater than what is required to reduce total net operating expenses for Class C, Class E, Class I and Class S to 2.25%, 1.40%, 0.95% and 1.15%, respectively. Prior to March 1, 2003, FRIMCo had contractually agreed to waive up to the full amount of its 0.85% combined advisory and administrative fees for that Fund and to reimburse the Fund to the extent that Fund-level expenses exceed 0.83% of the average daily net assets of that Fund on an annual basis. Fund-level expenses for the Select Growth Fund do not include transfer agency fees, 12b-1 fees or shareholder services fees. In addition, prior to March 1, 2003, after applying the foregoing waiver, FRIMCo contractually agreed to waive, up to the full amount of its transfer agency fees to the extent transfer agency fees for Class C, E, S or I exceeded 0.26%. 0.26%, 0.26% or 0.01%, respectively, of the average daily net assets of those Classes on an annual basis. FRIMCo waived fees in the amounts of $336,433, $222,875 and $166,194 for the fiscal years ended October 31, 2003, 2004 and 2005, respectively.

For the Select Value Fund, FRIMCo has contractually agreed to waive at least until February 28, 2007, up to the full amount of its transfer agency fees, administrative fees, and advisory fees, to the extent that expenses for Class C, Class E, Class I and Class S exceed 2.25%, 1.40%, 0.95% and 1.15%, respectively, of the average daily net assets of each such class on an annual basis. If a waiver of advisory fees is required for any class of shares of the Fund, advisory fees will be waived equally across all classes of the Fund. This may result in a waiver amount that is greater than what is required to reduce total net operating expenses for Class C, Class E, Class I and Class S to 2.25%, 1.40%, 0.95% and 1.15%, respectively. Prior to March 1, 2003, FRIMCo had contractually agreed to waive up to the full amount of its 0.75% combined advisory and administrative fees for that Fund and to reimburse the Fund to the extent that Fund-level expenses exceed 0.73% of the average daily net assets of that Fund on an annual basis. Fund-level expenses for the Select Value Fund do not include transfer agency fees, 12b-1 fees or shareholder services fees. In addition, prior to March 1, 2003, after applying the foregoing waiver, FRIMCo contractually agreed to waive up to the full amount of its transfer agency fees to the extent transfer agency fees for Class C, E, S or I exceed 0.26%. 0.26%, 0.26% or 0.01%, respectively, of the average daily net assets of those Classes on an annual basis. FRIMCo waived fees in the amount of $232,023, $13,123 and $0 for the fiscal years ended October 31, 2003, 2004 and 2005, respectively.

Effective September 15, 2004, for the Institutional Funds, FRIMCo has contractually agreed to waive 0.02% of its 0.05% administrative fee. For the fiscal years ended October 31, 2004 and 2005 FRIMCo waived administrative fees in the amounts of $20,599 and $202,458 for the Equity I Fund, $23,109 and $174,710 for the Equity II Fund, $34,853 and $286,583 for the Equity Q Fund, $35,283 and $326,474 for the International Fund, $27,035 and $232,533 for the Fixed Income I Fund and $10,781, and $106,823 for the Fixed Income III Fund, respectively.

From its advisory fees, FRIMCo, as agent for FRIC, pays all fees to the money managers for their investment selection services. The table in the next section entitled “Money Managers” sets forth the fees paid to money managers. The following table sets forth the net advisory fees retained by FRIMCo:

Fund	$Amount Paid			Annual rate (as a % of average daily net assets)
	2005	2004	2003	2005	2004	2003
Diversified Equity	$12,476,501	$9,538,985	$6,410,131	0.51%	0.52%	0.53%
Special Growth	4,343,908	3,668,372	2,923,787	0.48%	0.49%	0.49%
Quantitative Equity	15,063,701	11,420,719	7,532,730	0.59%	0.58%	0.57%
International Securities	13,129,587	9,353,876	5,811,168	0.60%	0.60%	0.59%
Real Estate Securities	8,033,791	5,878,630	3,957,490	0.56%	0.55%	0.55%
Diversified Bond	4,951,006	4,032,955	3,208,982	0.33%	0.34%	0.34%
Multistrategy Bond	7,961,513	5,524,967	3,452,012	0.48%	0.47%	0.46%
Tax Exempt Bond	239,050	169,482	141,502	0.10%	0.09%	0.09%
U.S. Government Money Market	85,932	114,686	162,820	0.20%	0.20%	0.20%
Tax Free Money Market	116,066	155,823	167,905	0.11%	0.11%	0.12%
Equity I	3,366,246	2,564,417	2,287,617	0.33%	0.34%	0.34%
Equity II	2,368,588	2,580,563	2,074,756	0.27%	0.29%	0.29%
Equity Q	5,929,651	5,336,308	5,650,891	0.41%	0.41%	0.39%
Tax-Managed Large Cap	1,630,879	1,418,202	1,387,293	0.41%	0.41%	0.43%
Tax-Managed Mid & Small Cap	946,086	662,608	520,389	0.62%	0.55%	0.56%
International	6,494,575	5,124,416	3,746,862	0.40%	0.39%	0.38%
Emerging Markets	4,812,407	3,112,728	1,958,245	0.65%	0.63%	0.61%
Fixed Income I	2,144,328	2,171,273	2,386,726	0.18%	0.20%	0.19%
Fixed Income III	2,071,681	1,378,738	1,088,804	0.39%	0.38%	0.37%
Short Duration Bond	3,882,962	3,457,651	2,436,916	0.32%	0.32%	0.29%
Money Market	5,919,767	5,721,202	3,899,267	0.20%	0.20%	0.20%
Select Value	1,579,749	1,134,872	264,023	0.46%	0.45%	0.45%
Select Growth	859,313	530,283	367,044	0.53%	0.51%	0.48%

FRIMCo is a wholly-owned subsidiary of FRC, a subsidiary of The Northwestern Mutual Life Insurance Company. FRIMCo’s mailing address is 909 A Street, Tacoma, WA 98402.

PORTFOLIO MANAGERS. The FRIMCo Managers (FRIMCo’s officers and employees who manage the Funds, oversee the money managers and have primary responsibility for the management of the Funds) are compensated by FRIMCo with salaries, bonuses (paid in cash), profit sharing contributions and a long-term incentive plan. Salaries are fixed annually and are driven by the market place. Bonuses are based on the FRIMCo Manager’s performance, which performance is measured both quantitatively (evaluated based on the pre-tax performance of the accounts versus relevant market indexes and peer groups, with both 1 and 3-year horizons included) and qualitatively (evaluated based on the FRIMCo Manager’s quality of decisions made for the accounts, contributions to client services efforts and improvement of FRIMCo’s investment process). Bonus determinations are made based on performance of all accounts managed by a FRIMCo Manager taking into consideration the number of accounts and the assets under management in each account. The market indexes and peer group averages used to evaluate the performance of the Funds are as follows:

Equity I Fund Diversified Equity Fund	Lipper Large-Cap Core Funds Average Russell 1000® Index

Equity Q Fund Quantitative Equity Fund	Lipper Large-Cap Core Funds Average Russell 1000® Index

Equity II Fund Special Growth Fund	Lipper Small-Cap Core Funds Average Lipper Mid-Cap Core Funds Average Russell 2500™ Index

International Fund International Securities Fund	Lipper International Funds Average MSCI EAFE® Index

Fixed Income I Fund Diversified Bond Fund	Lipper Intermediate Investment Grade Debt Funds Average Lehman Brothers Aggregate Bond Index

Fixed Income III Fund Multistrategy Bond Fund	Lipper Corporate Debt Funds BBB-Rated Average Lipper Intermediate Investment Grade Debt Funds Average Lehman Brothers Aggregate Bond Index

Select Growth Fund	Lipper Large-Cap Growth Funds Average Russell 1000® Growth Index

Select Value Fund	Lipper Large-Cap Value Funds Average Russell 1000® Value Index

Tax-Managed Large Cap Fund	Lipper Large-Cap Core Funds Average S&P 500® Index

Tax-Managed Mid & Small Cap Fund	Lipper Small-Cap Core Funds Average Lipper Mid-Cap Core Fund Average Russell 2500™ Index

Real Estate Securities Fund	Lipper Real Estate Funds Average NAREIT Equity REIT Index

Emerging Markets Fund	Lipper Emerging Markets Funds Average MSCI Emerging Markets Index

Short Duration Bond Fund	Lipper Short-Investment Grade Debt Funds Average Merrill Lynch US Treasuries 1-3 Yr

Tax Exempt Bond Fund	Lipper Intermediate Municipal Debt Funds Average Lipper Short Intermediate Municipal Debt Funds Average Lehman Brothers Municipal 1-10 Yr

Money Market Fund	Lipper Money Market Funds00 Citigroup 3-Month Treasury Bill Index

US Government Money Market Fund	Lipper U.S. Government Money Market Funds Citigroup 3-Month Treasury Bill Index

Tax-Free Money Market Fund	Lipper Tax-Exempt Money Market Funds Citigroup 3-Month Treasury Bill Index

Portfolio manager evaluations are conducted by asset class directors. Salary and bonus recommendations of the asset class directors are reviewed by the regional chief investment officers. Russell’s compensation committee approves salaries and bonuses after the regional chief investment officers’ recommendations have been reviewed by the Chief Investment Officer.

Profit sharing contributions are made quarterly and are calculated as a percentage of the FRIMCo Manager’s salary. The percentage is fixed and is the same for all FRIMCo employees who receive profit sharing contributions.

The long-term incentive plan provides key professionals with future cash payments the value of which is tied to FRC’s financial performance. Awards under the long-term incentive plan are based on perceived expected future contribution to the success of FRC. The assessment of expected future contribution is qualitative in nature and is determined by a FRIMCo Manager’s manager and approved by senior executives.

FRIMCo Managers earning over a specified amount of cash compensation (salary plus bonus) are eligible to participate in the deferred compensation plan which allows the FRIMCo Manager to elect to defer a portion of her/his cash compensation. Deferred amounts earn the return of an asset allocated mix of funds of Russell Investment Funds selected by the FRIMCo Manager.

EQUITY SECURITIES BENEFICIALLY OWNED BY FRIMCO MANAGERS IN THE FUNDS

THEY MANAGE FOR THE FISCAL YEAR ENDED OCTOBER 31, 2005

FRIMCO MANAGERS OF THE FUNDS	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUNDS MANAGED BY THE FRIMCO MANAGER
Scott Crawshaw	None	Emerging Markets

Bruce A. Eidelson	$10,001-$50,000	Real Estate Securities

Tereasa Gandhi	None	Tax-Managed Large Cap
	None	Tax-Managed Mid & Small Cap

Robert E. Hall	None	Emerging Markets

Jeffrey T. Hussey	None	Fixed Income I
	None	Fixed Income III
	None	Diversified Bond
	None	Multistrategy Bond

Dennis Jensen	None	Select Value

James A. Jornlin	None	International
	None	International Securities

Brian Mock	None	Mr. Mock has primary responsibility for the management of the portions of the portfolios of certain Funds allocated to the select holdings strategy which may be employed by certain Funds as described in the prospectuses.

Tom Monroe	None	Equity Q

	None	Quantitative Equity

Erik W. Ogard	None	Equity II

	None	Special Growth

Michael R. Ruff	None	Short Duration Bond
	None	Tax Exempt Bond

Stephen W. Skatrud	None	Tax-Managed Large Cap
	None	Tax-Managed Mid & Small Cap
	None	Select Growth

Dennis J. Trittin	None	Equity I
	None	Diversified Equity

Portfolio managers at Russell typically manage multiple accounts. These accounts may include mutual funds, separate accounts and commingled trust accounts. Portfolio managers make money manager selection and allocation decisions for each account based on a variety of factors that the portfolio managers believe are relevant to that account. Potential conflicts of interest may arise with respect to asset capacity of a money manager. In this case, a portfolio manager will consider (1) account structure and how portfolio characteristics would be affected by an allocation to the money manager and (2) where appropriate, existing and future available account assets. The money manager selection and allocation process is guided by the principle of treating all accounts fairly and equitably.

OTHER ACCOUNTS MANAGED BY FRIMCO MANAGERS

AND ASSETS UNDER MANAGEMENT IN THE ACCOUNTS

AS OF OCTOBER 31, 2005

FRIMCo Manager	Number of Registered Investment Companies	Assets Under Management (in millions)	Number of Pooled Investment Vehicles	Assets Under Management (in millions)	Other Types of Accounts		Assets Under Management (in millions)	Asset Total (in millions)
Scott Crawshaw*	0	$0	0	$0	0		$0	$0

Bruce A. Eidelson	1	432.0	2	530.6	0		0	962.8

Tereasa Gandhi*	0	0	1	322.8	0		0	322.8

Robert E. Hall	0	0	4	5,026.0	0		0	5,026.0

Jeffrey T. Hussey	0	0	3	14,937.4	3		745.8	15,683.2

Dennis Jensen	0	0	1	702.1	0		0	702.1

James A. Jornlin	1	282.2	5	7,099.6	1		168.8	7,550.6

Brian Mock	0	0	9	996.6	0		0	996.6

Tom Monroe	0	0	9	7,865.5	3		841.6	8,707.1

Erik W. Ogard	1	195.3	5	3,466.0	1		306.6	3,967.9

Michael R. Ruff	1	207.8	6	3,340.6	1	**	1,038.6	4,587.0

Stephen W. Skatrud	0	0	4	1,392.8	0	***	0	1,392.8

Dennis J. Trittin	1	332.1	3	5,588.9	1		1,133.0	7,054.0

*	The information provided for Mr. Crawshaw and Ms. Gandhi is as of October 31, 2005. However, Mr. Crawshaw and Ms. Gandhi did not manage any FRIC accounts until January 1, 2006.

**	Does not include 52 accounts that are part of Russell Managed Account Strategies’ Separate Account Manager Mixes, a managed separate accounts program sponsored by FRIMCo. Mr. Ruff does not exercise investment discretion over these accounts.

***	Does not include 1,884 accounts that are part of Russell Managed Account Strategies’ Separate Account Manager Mixes, a managed separate accounts program sponsored by FRIMCo. Mr. Skatrud does not exercise investment discretion over these accounts.

MONEY MANAGERS. Except with respect to the Money Market and U.S. Government Money Market Funds, the Funds’ money managers are not affiliates of FRIC or FRIMCo other than as discretionary managers for a portion of a Fund’s portfolio. Some money managers (and their affiliates) may effect brokerage transactions for the Funds (see, “Brokerage Allocations” and “Brokerage Commissions”). Money managers may serve as advisers or discretionary managers for Frank Russell Trust Company, other investment vehicles sponsored or advised by FRC or its affiliates, other consulting clients of FRC, other off-shore vehicles and/or for accounts which have no business relationship with the FRC organization.

From its advisory fees, FRIMCo, as agent for FRIC, pays all fees to the money managers for their investment selection services. Quarterly, each money manager is paid the pro rata portion of an annual fee, based on the average for the quarter of all the assets allocated to the money manager. For the fiscal years ended October 31, 2005, 2004 and 2003, management fees paid to the money managers were:

				Annual rate
Fund	$Amount Paid			(as a % of average daily net assets)
	2005	2004	2003	2005	2004	2003
Diversified Equity	$5,358,437	$3,896,595	$2,448,121	0.22%	0.21%	0.20%
Special Growth	3,748,882	3,020,817	2,432,766	0.42%	0.41%	0.41%
Quantitative Equity	3,536,720	2,900,096	2,124,330	0.14%	0.15%	0.16%
International Securities	6,419,377	4,734,718	3,044,386	0.30%	0.30%	0.31%
Real Estate Securities	3,395,809	2,617,274	1,835,491	0.24%	0.25%	0.25%
Diversified Bond	1,078,601	703,883	587,840	0.07%	0.06%	0.06%
Multistrategy Bond	1,926,303	1,456,768	1,006,409	0.12%	0.13%	0.14%
Tax Exempt Bond	456,354	379,762	336,464	0.20%	0.21%	0.21%
Tax Free Money Market	102,464	116,248	121,030	0.09%	0.09%	0.08%
Equity I	2,201,348	1,616,359	1,378,565	0.22%	0.21%	0.21%
Equity II	3,746,281	3,716,942	2,972,944	0.43%	0.41%	0.41%
Equity Q	1,951,393	1,879,094	2,344,667	0.14%	0.14%	0.16%
Tax-Managed Large Cap	1,145,927	1,018,995	886,098	0.29%	0.29%	0.27%
Tax-Managed Mid & Small Cap	537,596	520,884	397,506	0.36%	0.43%	0.42%
International	4,932,031	4,078,105	3,215,587	0.30%	0.31%	0.32%
Emerging Markets	3,686,618	2,567,466	1,725,885	0.50%	0.52%	0.54%
Fixed Income I	762,328	586,501	691,080	0.07%	0.05%	0.06%
Fixed Income III	598,884	439,907	400,031	0.11%	0.12%	0.13%
Short Duration Bond	1,554,314	1,458,154	1,315,964	0.13%	0.13%	0.16%
Select Value	838,788	642,385	201,114	0.24%	0.25%	0.25%
Select Growth	440,140	307,193	186,573	0.27%	0.29%	0.32%

Each money manager has agreed that it will look only to FRIMCo for the payment of the money manager’s fee, after FRIC has paid FRIMCo. Fees paid to the money managers are not affected by any voluntary or statutory expense limitations. Some money managers may receive investment research prepared by FRC as additional compensation, or may receive brokerage commissions for executing portfolio transactions for the Funds through broker-dealer affiliates.

DISTRIBUTOR. Russell Fund Distributors, Inc. (the “Distributor”) serves as the distributor of FRIC Shares. The Distributor receives no compensation from FRIC for its services other than Rule 12b-1 compensation and shareholder services compensation for certain classes of Shares pursuant to FRIC’s Rule 12b-1 Distribution Plan and Shareholder Services Plan, respectively. The Distributor distributes shares of the Funds continuously, but reserves the right to suspend or discontinue distribution on that basis. The Distributor is not obligated to sell any specific amount of Fund shares. The Distributor is a wholly owned subsidiary of FRIMCo and its mailing address is 909 A Street, Tacoma, WA 98402.

CUSTODIAN AND PORTFOLIO ACCOUNTANT. State Street Bank and Trust Company (“State Street”) serves as the custodian for FRIC. State Street also provides basic portfolio recordkeeping required for each of the Funds for regulatory and financial reporting purposes. For these services, State Street is paid the following annual fees, which will be billed and payable on a monthly basis:

CUSTODY:

Domestic Custody

•	First $10 billion in average daily net assets – .005%,

•	Over $10 billion – .004%.

Global Custody

•	First $1 billion in month end net assets – 0.06% - 0.35% depending on the geographic classification of the investments in the international funds,

•	Over $1 billion – 0.03% - 0.35% depending on the geographic classification of the investments in the international funds; and

•	A transaction charge ranging from $20 - $110 depending on the geographic classification of the investments in the international funds.

All Custody

•	Portfolio transaction charges range from $5.00 - $25.00 depending on the type of transaction;

•	Futures and Options charges are $5.00;

•	Monthly pricing fees of $375.00 per portfolio and $8.25 per security (not applicable to money market funds);

•	Annual fee per fund using fair valuation pricing service of $4,000;

•	On-line access charges of $2,500 per fund; and

•	Reimbursement of out-of-pocket expenses including postage, transfer fees, stamp duties, taxes, wire fees, telexes and freight. In addition, interest earned on cash reserves will be used to offset the Funds’ custodian expense.

FUND ACCOUNTING (subject to a minimum fund accounting fee per fund of $30,000):

Domestic Fund Accounting

•	$7,500 per portfolio; and

•	0.0125% of month end net assets.

International Fund Accounting

•	$7,500 per portfolio per year; and

•	0.02% of month end net assets.

Yield Calculation Services

•	$4,200 per fixed income fund.

Tax Accounting Services

•	$3,000 per fund annually (not applicable to money market funds).

•	Wash sales $3,000 per fund annually (not applicable to money market funds).

•	Qualified dividend income reporting $500 per fund (for up to 3 reports per fund in calendar year).

Multiple Class Charges. In addition to the charges listed above, the Funds pay multiple class charges as follows: 1 class, no charge; each additional class, $5,100 annually per class.

The mailing address for State Street Bank and Trust Company is: 1776 Heritage Drive, North Quincy, MA 02171.

TRANSFER AND DIVIDEND DISBURSING AGENT. FRIMCo serves as transfer and dividend disbursing agent for FRIC. For this service, FRIMCo is paid a fee for transfer agency and dividend disbursing services provided to FRIC. FRIMCo retains a portion of this fee for its services provided to FRIC and pays the balance to unaffiliated agents who assist in providing these services. FRIMCo’s mailing address is 909 A Street, Tacoma, WA 98402.

ORDER PLACEMENT DESIGNEES. FRIC has authorized certain Financial Intermediaries to accept on its behalf purchase and redemption orders for FRIC Shares. Certain Financial Intermediaries are authorized, subject to approval of FRIC’s Distributor, to designate other intermediaries to accept purchase and redemption orders on FRIC’s behalf. With respect to those intermediaries, FRIC will be deemed to have received a purchase or redemption order at the time such a Financial Intermediary or, if applicable, an authorized designee, accepts the order. The customer orders will be priced at the applicable Fund’s net asset value next computed after they are accepted by such a Financial Intermediary or an authorized designee, provided that Financial Intermediary or an authorized designee timely transmits the customer order to FRIC.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. PricewaterhouseCoopers LLP serves as the Independent Registered Public Accounting Firm of FRIC. PricewaterhouseCoopers LLP is responsible for performing annual audits of the financial statements and financial highlights of the Funds in accordance with the auditing standards of the Public Company Accounting Oversight Board and a review of federal tax returns. The mailing address of PricewaterhouseCoopers LLP is 1420 Fifth Avenue, Suite 1900, Seattle, WA 98101.

CODES OF ETHICS. FRIC, FRIMCo and the Distributor have each adopted a Code of Ethics as required under SEC Rule 17j-1. These Codes permit personnel subject to the Codes to invest in securities, which may include securities in which the Funds can invest. Personal investments are subject to the regulatory and disclosure provisions of the respective Codes. In addition, each Money Manager has adopted a Code of Ethics under Rule 17j-1. The table below indicates whether each Money Manager’s Code of Ethics permits personnel covered by the Code of Ethics to invest in securities and, where appropriate, to invest in securities in which a Fund advised by that Money Manager may invest.

MONEY MANAGER	Personal investing allowed?	Are investments in securities owned by the advised sub-trust allowed?	Does the code contain all of the required Rule 17j-1 provisions?
AEW Management and Advisors, L.P.	Yes	No	Yes
Alliance Capital Management L.P. through its Bernstein Investment Research and Management Unit	Yes	Yes, but not in securities with pending or possible client buy or sell orders	Yes
AQR Capital Management, LLC	Yes	Yes, but not in securities on a restricted list	Yes
Ark Asset Management Co., Inc.	Yes	Yes, but not in securities with pending or possible client buy or sell orders	Yes
Aronson + Johnson + Ortiz, LP	Yes	Yes, subject to blackout periods	Yes
Arrowstreet Capital, Limited Partnership	Yes	Yes, subject to blackout periods	Yes
Axiom International Investors LLC	Yes	Yes, but not in securities with pending or possible client buy or sell orders	Yes
Bear Stearns Asset Management Inc.	Yes	Yes, subject to blackout periods	Yes
BKF Asset Management, inc.	Yes	Yes, subject to blackout periods	Yes
CapitalWorks Investment Partners, LLC	Yes	Yes, subject to blackout periods	Yes
Chartwell Investment Partners	Yes	Yes, but not in securities with pending or possible client buy or sell orders	Yes
David J. Greene and Company, LLC	Yes	Yes	Yes
Delaware Management Company, a series of Delaware Management Business Trust	Yes	Yes, but not in securities with pending or possible client buy or sell orders	Yes
Delphi Management, Inc.	Yes	Yes, but not in securities with pending or possible client buy or sell orders	Yes
DePrince, Race & Zollo, Inc.	Yes	Yes, but not in securities with pending or possible client buy or sell orders	Yes
Fidelity Management & Research Company	Yes	Yes, subject to blackout periods	Yes
Frank Russell Investment Management Company	Yes	Yes, but not in securities with pending or possible client buy or sell orders	Yes
Franklin Portfolio Associates, LLC	Yes	Yes, but not in securities with pending or possible client buy or sell orders, also, certain persons may not invest in securities of financial services organizations	Yes

MONEY MANAGER	Personal investing allowed?	Are investments in securities owned by the advised sub-trust allowed?	Does the code contain all of the required Rule 17j-1 provisions?
Fuller & Thaler Asset Management, Inc.	Yes	Yes, but not in securities with pending or possible client buy or sell orders	Yes
Genesis Asset Managers , LLP	Yes	Yes, subject to blackout periods	Yes
Goldman Sachs Asset Management, L.P.	Yes	Yes, but not in securities with pending or possible client buy or sell orders	Yes
Gould Investment Partners LLC	Yes	Yes	Yes
Heitman Real Estate Securities LLC	Yes	Yes, but not in securities with pending or possible client buy or sell orders	Yes
Institutional Capital Corporation	Yes	No	Yes
INVESCO Institutional (N.A.), Inc., through its INVESCO Real Estate Division	Yes	Yes, subject to blackout periods	Yes
Iridian Asset Management LLC	Yes	Yes, but not in securities with pending or possible client buy or sell orders	Yes
J.P. Morgan Investment Management Inc.	Yes	Yes, subject to blackout periods	Yes
Jacobs Levy Equity Management, Inc.	Yes	Yes, but not in securities with pending or possible client buy or sell orders	Yes
Kayne Anderson Rudnick Investment Management, LLC	Yes	Yes, but not in securities on a restricted list	Yes
Lehman Brothers Asset Management LLC	Yes	Yes, but not in securities with pending or possible client buy or sell orders	Yes
Marsico Capital Management Company, LLC	Severely restricts personal trading except for certain specific transactions such as the purchase of mutual fund shares, commercial paper, etc.	No	Yes
Marvin & Palmer Associates, Inc.	Yes	Yes, but not in securities with pending or possible client buy or sell orders	Yes
Merganser Capital Management L.P.	Yes	Yes, but may not enter into transactions that may result in conflicts of interest with clients	Yes
MFS Institutional Advisors, Inc.	Yes	Yes, but not in securities with pending or possible client buy or sell orders	Yes
Mondrian Investment Partners Ltd.	Yes	Yes, subject to blackout periods	Yes
Montag & Caldwell, Inc.	Yes	Yes, but not in securities on a restricted stock list	Yes
Morgan Stanley Investment Management Inc.	Yes	Yes, but not in securities with pending or possible client buy or sell orders	Yes
Netols Asset Management, Inc.	Yes	Yes, but not in securities with pending or possible client buy or sell orders	Yes

MONEY MANAGER	Personal investing allowed?	Are investments in securities owned by the advised sub-trust allowed?	Does the code contain all of the required Rule 17j-1 provisions?
Neuberger Berman Management	Yes	Yes, but not in securities with pending or possible client buy or sell orders	Yes
Nicholas-Applegate Capital Management LLC	Yes	Yes, subject to blackout periods	Yes
Pacific Investment Management Company LLC	Yes, but must use a registered broker for transactions in publicly traded securities	Yes, but not in securities with pending or possible client buy or sell orders	Yes
Parametric Portfolio Associates LLC	Yes	Yes, but not in securities with pending or possible client buy or sell orders	Yes
RREEF America L.L.C.	Yes	Yes, subject to blackout periods	Yes
Sands Capital Management, Inc.	Yes	Yes, subject to blackout periods	Yes
Schneider Capital Management Corporation	Yes	Yes, subject to blackout periods	Yes
Standish Mellon Asset Management Company LLC	Yes	Yes, subject to blackout periods	Yes
STW Fixed Income Management Ltd.	Yes	Yes, but not in securities with pending or possible client buy or sell orders	Yes
Suffolk Capital Management, LLC	Yes	Yes, but not in securities with pending or possible client buy or sell orders or in securities of which 10% or more are held in portfolios managed by Suffolk	Yes
Systematic Financial Management, L.P.	Yes	Yes, but not in securities with pending or possible client buy or sell orders	Yes
T. Rowe Price International, Inc.	Yes	Yes, but not in securities with pending or possible client buy or sell orders	Yes
The Boston Company Asset Management, LLC	Yes	Yes, but not in securities with pending or possible client buy or sell orders, also, certain persons may not purchase securities issued by financial services organizations	Yes
TimesSquare Capital Management, Inc.	Yes	Yes, but not in securities with pending or possible client buy or sell orders	Yes
Transamerica Investment Partners, Inc.	Yes	Yes, subject to blackout periods	Yes
Turner Investment Partners, Inc.	Yes	No	Yes
Tygh Capital Management, Inc.	Yes	Yes, subject to blackout periods	Yes
Wellington Management Company, LLP	Yes	Yes, subject to blackout periods	Yes
Wells Capital Management Incorporated	Yes	Yes, but not in securities with pending or possible client buy or sell orders	Yes
Western Asset Management Company	Yes	Yes, subject to blackout periods	Yes

PLAN PURSUANT TO RULE 18f-3. Securities and Exchange Commission (the “SEC”) Rule 18f-3 under the 1940 Act, permits a registered open-end investment company to issue multiple classes of Shares in accordance with a written plan approved by the investment company’s board of trustees that is filed with the SEC. For purposes of this Statement of Additional Information, each Fund that issues multiple classes of Shares is referred to as a “Multiple Class Fund.” The key features of the Rule 18f-3 plan are as follows: Shares of each class of a Multiple Class Fund represent an equal pro rata interest in the underlying assets of that Fund, and generally have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (1) each class of Shares offered in connection with a Rule 12b-1 plan may bear certain fees under its respective Rule 12b-1 plan and may have exclusive voting rights on matters pertaining to that plan and any related agreements; (2) each class of Shares may contain a conversion feature; (3) each class of Shares may bear differing amounts of certain class expenses; (4) different policies may be established with respect to the payment of distributions on the classes of Shares of a Multiple Class Fund to equalize the net asset values of the classes or, in the absence of such policies, the net asset value per share of the different classes may differ at certain times; (5) each class of Shares of a Multiple Class Fund may have different exchange privileges from another class; (6) each class of Shares of a Multiple Class Fund may have a different class designation from another class of that Fund; and (7) each class of Shares offered in connection with a shareholder servicing plan would bear certain fees under its respective plan.

DISTRIBUTION PLANS. Under the 1940 Act, the SEC has adopted Rule 12b-1, which regulates the circumstances under which mutual funds may, directly or indirectly, bear distribution expenses. Rule 12b-1 provides that mutual funds may pay for such expenses only pursuant to a plan adopted in accordance with Rule 12b-1. Each Multiple Class Fund has adopted a distribution plan (the “Distribution Plan”) in accordance with the Rule.

Description of the Distribution Plan for Multiple Class Funds

In adopting the Distribution Plan for each Multiple Class Fund, a majority of the Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of FRIC and who have no direct or indirect financial interest in the operation of any Distribution Plan or in any agreements entered into in connection with any Distribution Plan (the “Independent Trustees”), have concluded, in conformity with the requirements of the 1940 Act, that there is a reasonable likelihood that the Distribution Plan will benefit each respective Multiple Class Fund and its shareholders. In connection with the Trustees’ consideration of whether to adopt the Distribution Plan for each Multiple Class Fund, the Distributor, as the Multiple Class Funds’ principal underwriter, represented to the Trustees that the Distributor believed that the Distribution Plan was expected to result in increased sales and asset retention for those Multiple Class Funds by enabling those Multiple Class Funds to reach and retain more investors and Financial Intermediaries (such as brokers, banks, financial planners, investment advisers and other financial institutions), although it is impossible to know for certain, in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a particular Multiple Class Fund would have.

For each Multiple Class Fund, the 12b-1 fees may be used to compensate (a) Selling Agents (as defined below) for sales support services provided, and related expenses incurred with respect to Class A and Class C Shares, by such Selling Agents, and (b) the Distributor for distribution services provided by it, and related expenses incurred, including payments by the Distributor to compensate Selling Agents for providing support services. The Distribution Plan is a compensation-type plan. As such, FRIC makes no distribution payments to the Distributor with respect to Class A or Class C Shares except as described above. Therefore, FRIC does not pay for unreimbursed expenses of the Distributor, including amounts expended by the Distributor in excess of amounts received by it from FRIC, interest, carrying or other financing charges in connection with excess amounts expended, or the Distributor’s overhead expenses. However, the Distributor may be able to recover such amount or may earn a profit from future payments made by FRIC under the Distribution Plan.

For each Multiple Class Fund, the Distribution Plan provides that each Multiple Class Fund may spend annually, directly or indirectly, up to 0.75% of the average daily net asset value of its Class A and Class C Shares for any activities or expenses primarily intended to result in the sale of Class A and Class C Shares of such Multiple Class Fund. Such payments by FRIC will be calculated daily and paid as billed. Any amendment to increase materially the costs that Shares may bear for distribution pursuant to the Distribution Plan shall be effective upon a vote of the holders of the affected Class of the lesser of (a) more than fifty percent (50%) of the outstanding Shares of the affected Class of a Multiple Class Fund or (b) sixty-seven percent (67%) or more of the Shares of the affected Class of a Multiple Class Fund present at a shareholders’ meeting, if the holders of more than 50% of the outstanding Shares of the affected Class of such Fund are present or represented by proxy (a “1940 Act Vote”) and a vote of the Trustees, including a majority of the Independent Trustees. For the Multiple Class Funds, the Distribution Plan does not provide for those Funds to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Distribution Plan, and the purposes for which such expenditures are incurred, must be made to the Trustees for their review. To remain in effect, the Distribution Plan must be approved annually by a vote of the Trustees, including a majority of the Independent Trustees. Also, any material amendments must be approved by a vote of the Trustees, including a majority of the Independent Trustees. While the Distribution Plan is in effect, the selection and nomination of the Independent Trustees shall be committed to the discretion of such Independent Trustees. For each Multiple Class Fund, the Distribution Plan is terminable without penalty at any time by (a) a vote of a majority of the Independent Trustees, or (b) a vote of the holders of the lesser of (i) more than fifty percent (50%) of the outstanding Shares of the affected Class of a Multiple Class Fund or (ii) a 1940 Act Vote.

Selling Agent Agreements for Multiple Class Funds

Under the Distribution Plans, the Multiple Class Funds may also enter into agreements (“Selling Agent Agreements”) with Financial Intermediaries and with the Distributor to provide sales support services with respect to Multiple Class Fund Shares held by or for the customers of the Financial Intermediaries. Financial Intermediaries that have entered into Selling Agent Agreements are referred to in this Statement as “Selling Agents.”

Under the Distribution Plan, the following Multiple Class Funds’ Class C Shares accrued expenses in the following amounts, payable as compensation to the Distributor, for the fiscal years ended October 31, 2005, 2004 and 2003 (these amounts were for compensation to dealers):

	10/31/05	10/31/04	10/31/03
Diversified Equity	$862,955	$622,945	$338,457
Special Growth	398,709	332,521	186,970
Quantitative Equity	883,659	637,723	341,075
International Securities	783,724	500,251	229,659
Real Estate Securities	550,456	352,192	169,311
Diversified Bond	378,881	314,307	237,657
Tax-Managed Large Cap	120,141	95,641	64,668
Tax-Managed Mid & Small Cap	60,614	43,787	29,575
Short Duration Bond	247,430	304,817	228,057
Multistrategy Bond	472,878	338,516	227,466
Tax Exempt Bond	83,549	82,134	64,937
Emerging Markets	212,216	127,329	57,410
Select Growth	56,018	37,410	13,968
Select Value	150,593	106,183	21,383

No Class A Shares of any Fund were issued or outstanding during the periods shown.

SHAREHOLDER SERVICES PLANS. A majority of the Trustees, including a majority of Independent Trustees, adopted and amended a Shareholder Services Plan for certain classes of Shares of the Funds. This services plan was adopted on April 22, 1996 and amended on June 3, 1998, November 9, 1998, August 9, 1999, November 22, 1999, August 7, 2000, November 25, 2002, December 7, 2004, February 23, 2005 and November 15, 2005. This plan is referred to as the “Service Plan.”

Under the Service Plan, FRIC may compensate the Distributor or any investment advisers, banks, broker-dealers, financial planners or other financial institutions that are dealers of record or holders of record or that have a servicing relationship with the beneficial owners or record holders of Shares of the Class C or Class E, offering such Shares (“Servicing Agents”), for any activities or expenses primarily intended to assist, support or service their clients who beneficially own or are primarily intended to assist, support or service their clients who beneficially own or are record holders of Shares of FRIC’s Class C or Class E. Such payments by FRIC will be calculated daily and paid quarterly at a rate or rates set from time to time by the Trustees, provided that no rate set by the Trustees for any Class C or Class E Shares may exceed, on an annual basis, 0.25% of the average daily net asset value of that Fund’s Shares.

Among other things, the Service Plan provides that (1) the Distributor shall provide to FRIC’s officers and Trustees, and the Trustees shall review at least quarterly, a written report of the amounts expended by it pursuant to the Service Plan, or by Servicing Agents pursuant to Service Agreements, and the purposes for which such expenditures were made; (2) the Service Plan shall continue in effect for so long as its continuance is specifically approved at least annually by the Trustees, and any material amendment thereto is approved by a majority of the Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for that purpose; (3) while the Service Plan is in effect, the selection and nomination of the Independent Trustees shall be committed to the discretion of such Independent Trustees; and (4) the Service Plan is terminable, as to a Multiple Class Fund’s Shares, by a vote of a majority of the Independent Trustees.

Under the Service Plan, the following Multiple Class Funds’ Class C and Class E Shares accrued expenses in the following amounts payable to the Distributor, for the fiscal year ended October 31, 2005:

	Class C	Class E
Diversified Equity	$287,652	$125,850
Special Growth	132,903	84,299
Quantitative Equity	294,553	131,617
International Securities	261,241	109,288
Real Estate Securities	183,485	90,172
Diversified Bond	126,294	118,589
Tax-Managed Large Cap	40,047	18,723
Tax-Managed Mid & Small Cap	20,205	3,803
Short Duration Bond	82,477	60,192
Equity I	—	90,367
Equity II	—	196,400
Fixed I	—	73,413
Fixed III	—	20,916
International	—	98,854
Equity Q	—	120,745
Emerging Markets	70,739	42,275
Multistrategy Bond	157,626	88,167
Tax Exempt Bond	27,850	18,845
Select Growth	18,673	13,633
Select Value	50,198	23,859

FUND EXPENSES. The Funds will pay all their expenses other than those expressly assumed by FRIMCo. The principal expense of the Funds is the annual advisory fee and the annual administrative fee, each payable to FRIMCo. The Funds’ other expenses include: fees for independent accountants, legal, transfer agent, registrar, custodian, dividend disbursement, portfolio and shareholder recordkeeping services, and maintenance of tax records (except for Money Market, Tax Exempt Bond, U.S. Government Money Market, Tax Free Money Market and Tax-Managed Large Cap Funds); state taxes; brokerage fees and commissions; insurance premiums; association membership dues; fees for filing of reports and registering Shares with regulatory bodies; and such extraordinary expenses as may arise, such as federal taxes and expenses incurred in connection with litigation proceedings and claims and the legal obligations of FRIC to indemnify the Trustees, officers, employees, shareholders, distributors and agents with respect thereto.

Whenever an expense can be attributed to a particular Fund, the expense is charged to that Fund. Other common expenses are allocated among the Funds based primarily upon their relative net assets.

As of the date of this Statement, FRIMCo has contractually agreed to waive and/or reimburse until February 28, 2007 all or a portion of its aggregate combined advisory and administrative fees with respect to certain Funds.

PURCHASE, EXCHANGE AND REDEMPTION OF FUND SHARES. As described in the Prospectus, the Funds provide you with different classes of shares based upon your individual investment needs.

Each class of shares of a Fund represents an interest in the same portfolio of investments. Each class is identical in all respects except that each class bears its own class expenses, including distribution and service fees, and each class has exclusive voting rights with respect to any service plan applicable to its shares. As a result of the differences in the expenses borne by each class of shares, net income per share, dividends per share and net asset value per share will vary for each class of shares. There are no conversion, preemptive or other subscription rights.

Shareholders of each class will share expenses proportionately for services that are received equally by all shareholders. A particular class of shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another. The expenses that may be borne by specific classes of shares may include (i) transfer agency fees attributable to a specific class of shares, (ii) payments pursuant to a distribution plan or shareholder services plan for that specific class, (iii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxy statements to current shareholders of a specific class of shares, (iv) SEC and state securities registration fees incurred by a specific class, (v) the expense of administrative personnel and services required to support the shareholders of a specific class of shares, (vi) litigation or other legal expenses relating to a specific class of shares, (vii) audit or accounting expenses relating to a specific class of shares, (viii) the expense of holding meetings solely for shareholders of a specific class and (ix) any additional incremental expenses subsequently identified and determined to be properly allocated to one or more classes of shares.

The following classes of shares are available for purchase. See the applicable Prospectus for a discussion of factors to consider in selecting which class of shares to purchase and for applicable service/distribution fees.

Class A Shares of the Money Market Fund

Class A shares of the Money Market Fund are sold without a front-end sales charge. Financial Intermediaries that sell Class A shares will receive the distribution fee payable under the Distribution Plan at an annual rate equal to 0.75% (presently limited to 0.15%) of the average daily net assets represented by the Class A shares sold by them.

Class C Shares of all Funds

Financial intermediaries that sell Class C shares will receive the shareholder services fee payable under the Funds’ shareholder services plan at an annual rate equal to 0.25% of the average daily net assets represented by Class C shares sold by them and the distribution fee payable under the Funds’ Distribution Plan at an annual rate equal to 0.75% of the average daily net assets represented by the Class C shares sold by them.

Class E Shares of all Funds

Financial intermediaries that sell Class E shares will receive the shareholder services fee payable under the Funds’ shareholder services plan at an annual rate equal to 0.25% of the average daily net assets represented by Class E shares sold by them.

Class I, S and Y Shares of all Funds

Financial intermediaries will receive no shareholder services or distribution fees for these classes of shares.

Minimum Initial Investment Requirements. If you invest less than the required minimum investment in a Fund, the Funds reserve the right to refuse your order or to correct, within a reasonable period, your purchase transaction and notify you promptly of that correction. The Funds reserve the right to close any account whose balance falls below $1,000 and to change the categories of investors eligible to purchase its Shares.

The following lists the exceptions to the minimum initial investment requirements:

1. A transfer of an existing account from one Financial Intermediary or financial platform to another is not subject to the minimum initial investment requirements. For the purpose of this exception, a transfer is a transfer-in-kind or the sale and purchase of shares of the same class of the same Fund within 30 days.

2. For Class Y Shares, multiple related party accounts will not be subject to the minimum initial investment requirements if the average Class Y account balance per Fund of these related party accounts exceeds $5 million.

3. Except for Class Y Shares of the Institutional Funds, a Fund will waive the initial minimum investment requirement for employee benefit plans and other plans that have at least $2.5 million in total plan assets at the time the plan made the decision to invest in the Fund and that consolidate and hold all fund Shares in plan level or omnibus accounts on behalf of participants. With respect to Class Y Shares of the Institutional Funds, a Fund will waive the initial minimum investment requirement for employee benefit plans and other plans that have at least $5.0 million in total plan assets at the time the plan made the decision to invest in the Fund and that consolidate and hold all fund positions in one or more accounts on behalf of participants.

4. If an employee benefit plan or other plan offers Class I or E Shares of an Institutional Fund, Class I Shares of the Select Growth Fund or Class I Shares of the Select Value Fund as an investment option to its participants and that plan subsequently decides to add Class I or E Shares of an Institutional Fund, Class I Shares of the Select Growth Fund or Class I Shares of the Select Value Fund as another investment option, the required initial minimum investment for Class I shares of that added fund will be waived.

5. The following categories of investor are not subject to any initial minimum investment requirement: (i) US Russell associates and their spouses, domestic partners and dependent children; (ii) UTMAs or UGMAs opened by a US Russell associate for the benefit of their dependent child, grandchild, great-grandchild, niece or nephew; (iii) retired Russell associates and their spouses, domestic partners and dependent children; (iv) directors, trustees, retired directors or retired trustees of Frank Russell Company, any of its subsidiaries, Frank Russell Investment Company or Russell Investment Funds; (v) Northwestern Mutual

Home Office Employees and their spouses, domestic partners and dependent children; and (vi) retired Northwestern Mutual Home Office Employees and their spouses, domestic partners and dependent children. A dependent child is one under the age of 21 that is a child by blood, adoption or a stepchild under a current marriage or domestic partnership.

6. Letter of Intent - Class Y Shares only. You may be eligible to purchase Class Y shares of the Institutional Funds if you do not meet the required minimum investment by establishing a non-binding letter of intent (“LOI”). A LOI allows you to combine purchases of all Class Y Shares of a single Institutional Fund you intend to make over a 13-month period in order to meet the required initial minimum investment amount for that Fund. At your request, purchases made during the previous 90 days may be included, but any appreciation of your investment or reinvested dividends will not be included.

Uncashed Checks. Please make sure you promptly cash checks issued to you by the Funds. If you do not cash a dividend, distribution, or redemption check, the Funds will act to protect themselves and you. This may include restricting certain activities in your account until the Funds are sure that they have a valid address for you. After 180 days, the Funds will no longer honor the issued check and, after attempts to locate you, the Funds will follow governing escheatment regulations in disposition of check proceeds. No interest will accrue on amounts represented by uncashed checks.

VALUATION OF FUND SHARES. The net asset value per share is calculated for each Fund Class on each business day on which Shares are offered or orders to redeem are tendered. A business day is one on which the New York Stock Exchange (“NYSE”) is open for regular trading. Currently, the NYSE is open for trading every weekday except New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Net asset value per share is computed for each class of Shares of a Fund by dividing the current value of the Fund’s assets attributable to each class of Shares, less liabilities attributable to that class of Shares, by the number of each individual class of Shares of the Fund outstanding, and rounding to the nearest cent.

The International, Emerging Markets, International Securities, Fixed Income I, Diversified Bond, Fixed Income III and Multistrategy Bond Funds’ portfolio securities actively trade on foreign exchanges which may trade on Saturdays and on days that the Funds do not offer or redeem Shares. The trading of portfolio securities on foreign exchanges on such days may significantly increase or decrease the net asset value of Fund Shares when the shareholder is not able to purchase or redeem Fund Shares. Further, because foreign securities markets may close prior to the time the Funds determine their net asset values, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the Funds calculate their net asset values may not be reflected in the calculations of net asset value unless FRIMCo determines that a particular event would materially affect the net asset value.

VALUATION OF PORTFOLIO SECURITIES. With the exceptions noted below, the Funds value their portfolio securities at “fair market value.” This generally means that equity securities listed and principally traded on any national securities exchange are valued on the basis of the last sale price or, if there were no sales, at the closing bid price, on the primary exchange on which the security is traded. Equity securities traded over-the-counter (“OTC”) are valued on the basis of official closing price. Fixed–income securities are valued on the basis of the closing bid price, and options and futures contracts are valued on the basis of last sale price or settlement price for futures.

Because many fixed–income securities do not trade each day, last sale or bid prices often are not available. As a result, these securities may be valued using prices provided by a pricing service when the prices are believed to be reliable––that is, when the prices reflect the fair market value of the securities.

International equity securities traded on a national securities exchange or OTC are valued on the basis of official closing price.

Short term securities maturing within 60 days of the valuation date held by the Funds are valued using the amortized cost method. Under this method, a portfolio instrument is initially valued at cost, and thereafter a constant accretion/amortization to maturity of any discount or premium is assumed. The Funds utilize the amortized cost valuation method in accordance with Rule 2(a)–7 of the 1940 Act. The money market instruments are valued at “amortized cost” unless the Board determines that amortized cost does not represent fair value. Short-term securities maturing within 60 days at time of purchase held by the non–money market Funds are also valued at “amortized cost” unless the Board determines that amortized cost does not represent fair value. While amortized cost provides certainty in valuation, it may result in periods when the value of an instrument is higher or lower than the price a Fund would receive if it sold the instrument.

Municipal obligations are appraised or priced by an independent pricing source, approved by the Board, which utilizes relevant information, such as bond transactions, quotations from bond dealers, market transactions in comparable securities and various relationships between securities.

The Funds may value certain securities for which market quotations are not readily available at “fair value,” as determined in good faith pursuant to procedures established by the Board of Trustees and delegated to FRIMCo to administer. Market quotations for non-US securities, either individually or collectively, may not be considered to be readily available if a significant event, including but not limited to an increase or decrease in US market indices meeting standards of significance specified in the procedures established by the Board (which standards of significance are subject to change), occurs after the close of the non-US markets on which such securities are traded. If you hold Shares in a Fund that holds portfolio securities listed primarily on non-US exchanges, the net asset value of that Fund’s Shares may change on a day when you will not be able to purchase or redeem that Fund’s Shares. This is because the value of those portfolio securities may change on weekends or other days when that Fund does not price its Shares.

PORTFOLIO TRANSACTION POLICIES. Generally, securities are purchased for the Equity I, Equity Q, International, Emerging Markets, Fixed Income I, Diversified Equity, Quantitative Equity, International Securities, Real Estate Securities, Select Growth, Select Value and Diversified Bond Funds for investment income and/or capital appreciation and not for short–term trading profits. However, these Funds may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable to their money managers. The Equity II, Fixed Income III, Special Growth, Short Duration Bond, Multistrategy Bond and Tax Exempt Bond Funds trade more actively to realize gains and/or to increase yields on investments by trading to take advantage of short–term market variations. This policy is expected to result in higher portfolio turnover for these Funds. Conversely, the Tax–Managed Large Cap Fund and the Tax–Managed Mid & Small Cap Fund, which seek to minimize the impact of taxes on their shareholders, attempt to limit short–term capital gains and to minimize the realization of net long–term capital gains. These policies are expected to result in a lower portfolio turnover rate for the Tax–Managed Large Cap Fund and the Tax–Managed Mid & Small Cap Fund.

The portfolio turnover rates for certain multi–manager Funds are likely to be somewhat higher than the rates for comparable mutual funds with a single money manager. Decisions to buy and sell securities for each Fund are made by a money manager independently from other money managers. Thus, one money manager could decide to sell a security when another money manager for the same Fund decides to purchase the same security, thereby increasing the Fund’s portfolio turnover ratios and brokerage commissions. The Funds’ changes of money managers may also result in a significant number of portfolio sales and purchases as the new money manager restructures the former money manager’s portfolio.

The Funds, except the Tax Exempt Bond, Tax–Managed Large Cap and Tax–Managed Mid & Small Cap Funds, do not give significant weight to attempting to realize long–term capital gains when making portfolio management decisions.

PORTFOLIO TURNOVER RATE. The portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the Fund during the past 13 months. For purposes of determining the rate, all short–term securities, including options, futures, forward contracts, and repurchase agreements, are excluded. Significant variations in the portfolio turnover rates for any Fund generally are primarily attributable to money manager changes, market volatility, and/or duration of portfolio investments.

The portfolio turnover rates for the fiscal years ended October 31, 2005, 2004 and 2003 for each Fund (other than the Money Market, US Government Money Market and Tax Free Money Market Funds) were:

	10/31/05	10/31/04	10/31/03
Equity I	109.71%	129.94%	115.73%
Equity II	156.39	125.94	132.27
Equity Q	117.34	102.51	114.72
Tax–Managed Large Cap	42.92	32.15	127.47
Tax–Managed Mid & Small Cap	57.90	203.33	81.91
International	80.36	81.19	79.40
Emerging Markets	71.86	82.02	95.13
Fixed Income I	201.90	153.79	184.29
Fixed Income III	197.66	195.68	266.11
Diversified Equity	110.70	125.03	109.50
Special Growth	153.63	124.97	127.15
Quantitative Equity	108.48	91.31	108.71
International Securities	79.49	76.01	69.11
Real Estate Securities	63.95	38.04	46.09
Diversified Bond	225.67	140.92	147.44
Short Duration Bond	202.53	131.57	187.92
Multistrategy Bond	196.81	221.31	281.71
Tax Exempt Bond	43.13	36.68	37.46
Select Growth	127.68	134.00	149.76
Select Value	84.74	96.07	105.71

A high portfolio turnover rate generally will result in higher brokerage transaction costs and may result in higher levels of realized capital gains or losses with respect to a Fund’s portfolio securities (see “Taxes”).

DISCLOSURE OF PORTFOLIO HOLDINGS. The Funds maintain portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by a Fund. These portfolio holdings disclosure policies have been approved by the Board of Trustees.

Disclosure of a Fund’s portfolio holdings may only occur if such disclosure is consistent with the anti-fraud provisions of the federal securities laws and the fiduciary duties of the Fund and its adviser. Disclosure is permissible only when a Fund, as determined by the Board of Trustees or Chief Compliance Officer, has legitimate business purposes for such disclosure and the recipients are subject to a written confidentiality agreement, which includes a duty not to trade on non-public information.

Public Disclosures of Portfolio Holdings Information

Disclosure of a Fund’s complete holdings as of the end of each fiscal quarter is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. The Funds will also make these reports available on their website, www.russell.com. Disclosure of a Fund’s top ten portfolio holdings as of the last day of each month will be available on the Fund’s website approximately 30 calendar days after the end of such month.

From time to time rating and ranking organizations such as Standard & Poor’s, Morningstar, Inc. and Lipper Analytical Services may request complete portfolio holdings information in connection with rating the Fund. In order to facilitate the review of the Funds by these rating agencies, the Funds may distribute (or authorize their service providers to distribute) portfolio holdings information to such ratings agencies before their public disclosure is required or authorized, provided that (a) the recipient does not distribute the information or results of analyses to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the Fund shares before the information or results of analyses become public information and (b) the recipient is subject to a confidentiality agreement, which includes a duty not to trade on non-public information.

Upon the occurrence of an unexpected, out of the ordinary event with respect to one or more portfolio holdings or the market as a whole, FRIMCo may, consistent with the statement of policy set forth above and with the prior approval of the Chief Compliance Officer, prepare and make available on the Funds’ website a statement relating to such event which may include information regarding the Funds’ portfolio holdings.

Portfolio managers and other senior officers of the Funds may disclose or confirm the ownership of any individual portfolio holdings position to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed in accordance with the portfolio holdings disclosure policies.

Non-Public Disclosures of Portfolio Holdings Information

FRIMCo and the money managers may periodically distribute lists of applicable investments held by the Funds for the purpose of facilitating management of the Funds’ portfolios and receipt of relevant research. FRIMCo and the money managers may periodically distribute a list of the issuers and securities which are covered by their research department as of a particular date, but in no case will such a list identify an issuer’s securities as either currently held or anticipated to be held by the Funds or identify Fund position sizes. In addition, the Funds’ custodian generates daily portfolio holdings information in connection with its services to the Funds. Confluence Technologies, Inc. (“CTI”), GCOM2 Solutions, Inc. (“GSI”), and Institutional Shareholder Services, Inc. (“ISS”) provide performance reporting services, tax filing services, and proxy voting and class action registration services to FRIMCo, respectively. CTI and ISS receive daily portfolio holdings information in connection with their services to FRIMCo, while GSI receives such information quarterly. Such service providers must keep the portfolio holdings information confidential and cannot trade based on the non-public information. There is no lag between the date of such portfolio holdings information and the date on which the information is disclosed to the service providers.

Administration of the Portfolio Holdings Disclosure Policies

The Chief Compliance Officer will exercise oversight of disclosures of the Funds’ portfolio holdings. It is the duty of the Chief Compliance Officer or his designee to ensure that all disclosures of the portfolio holdings of a Fund are in the best interests of such Fund’s shareholders. It is the responsibility of each business unit with access to portfolio holdings, including Investment Operations and Investment Management and Research, to inform the Chief Compliance Officer of any third parties receiving portfolio holdings information which has not previously been disclosed. The Chief Compliance Officer is also responsible for monitoring for conflicts of interest between the interests of Fund shareholders and the interests of the Funds’ investment adviser, principal underwriter, or any affiliated person of the Funds, their investment adviser or their principal underwriter. Every violation of the portfolio holdings disclosure policies must be reported to the Funds’ Chief Compliance Officer. If the Chief Compliance Officer deems that such violation constitutes a “Material Compliance Matter” within the meaning of Rule 38a-1 under the 1940 Act, the violation will be reported to the Funds’ Board of Trustees, as required by Rule 38a-1.

Disclosure of the Funds’ portfolio holdings made in accordance with these procedures is authorized by the Funds’ Board of Trustees. The portfolio holdings disclosure policies may not be waived, and exceptions may not be made, without the consent of the Funds’ Board of Trustees; provided, however that waivers or exceptions in connection with operational or administrative functions may be made with the prior consent of the Chief Compliance Officer. All such waivers and exceptions by the Chief Compliance Officer will be disclosed to the Board of Trustees no later than its next regularly scheduled quarterly meeting.

PROXY VOTING POLICIES AND PROCEDURES. The Board has delegated to FRIMCo, as FRIC’s investment adviser, the primary responsibility for monitoring, evaluating and voting proxies solicited by or with respect to issuers of securities in which assets of the Funds may be invested. FRIMCo has established a proxy voting committee (“Committee”) and has adopted written proxy voting policies and procedures (“P&P”) and proxy voting guidelines (“Guidelines”). FRIMCo has also hired a third party service provider to serve as proxy administrator (“Administrator”), although FRIMCo (whether acting directly or through the Committee) retains final authority with respect to proxy voting.

The P&P are designed to ensure that proxy voting decisions are made in accordance with the best interests of FRIMCo’s clients and to enable the Committee to resolve any material conflicts of interest between the Funds on the one hand, and FRIMCo or its affiliates, on the other, before voting proxies with respect to a matter in which such a conflict may be present. Conflicts are addressed in the P&P by requiring the implementation of a process requiring additional diligence and documentation if ballots are not voted in accordance with the Guidelines or pursuant to the recommendation of the Proxy Administrator.

The Guidelines address matters that are commonly submitted to shareholders of a company for voting, such as issues relating to corporate governance, auditors, the board of directors, capital structure, executive and director compensation, and mergers and corporate restructurings. Subject to the supervision and oversight of the Committee, and the authority of the Committee to intervene with respect to a particular proxy matter, the Administrator is obligated to vote all proxies as set forth in the Guidelines. Where a voting matter is not specifically addressed in the Guidelines or there is a question as to the outcome, the Administrator is obligated to request additional direction from the Committee. The Administrator is obligated to maintain records of all votes received, all votes cast and other relevant information.

Information on how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at http://www.russell.com and on the SEC’s website at http://www.sec.gov.

BROKERAGE ALLOCATIONS. Subject to the arrangements and provisions described below, the selection of a broker or dealer to execute portfolio transactions is made either by the money manager or by FRIMCo. FRIC’s arrangements with FRIMCo and the money managers provide that in executing portfolio transactions and selecting brokers or dealers, the principal objective is to seek best execution. The factors that may be considered in assessing the best execution available for any transaction include the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, the reasonableness of the commission, if any and the value of research services (as that term is defined in Section 28(e) of the Securities Exchange Act of 1934). In assessing whether the best overall terms have been obtained, FRIMCo and the money managers are not obligated to select the broker offering the lowest commission. Any commission, fee or other remuneration paid to an affiliated broker–dealer is paid in compliance with FRIC’s procedures adopted in accordance with Rule 17e–1 of the 1940 Act.

FRIMCo, pursuant to its Russell Managed Trading program, or a money manager, may effect portfolio transactions for the segment of a Fund’s portfolio assigned to the money manager with a broker–dealer affiliated with FRIMCo or the money manager, as well as with brokers affiliated with other money managers. Russell Managed Trading is an arrangement under which FRIMCo, as adviser to the Funds, assumes responsibility for placing portfolio transactions that have been determined by certain money managers of selected Funds.

The Funds will effect transactions through Frank Russell Securities, Inc. (“FRS”) and its global network of unaffiliated correspondent brokers. FRS is a registered broker and investment adviser and an affiliate of FRIMCo. Trades placed through FRS and its correspondents are used (i) to obtain research services for FRIMCo to assist it in its capacity as a manager of managers, (ii) to generate commission rebates to the Funds on whose behalf the trades were made, (iii) to manage trading associated with changes in managers, rebalancing across existing managers, cash flows and other portfolio transitions or (iv) to execute portfolio securities transactions selected by money managers. Effective January 1, 2006, the Funds began transitioning trades used to obtain research services and to generate commission rebates from FRS to LJR (as defined and described more fully below). During the transition, some of these trades may continue to be executed through FRS. For purposes of trading to obtain research services for FRIMCo or to generate commission rebates to the Funds, the Funds’ money managers are requested to and FRIMCo may, with respect to transactions it places, effect transactions with or through FRS and its correspondents or other brokers only to the extent that the Funds will receive competitive execution, price and commissions. In addition, FRIMCo recommends targets for the amount of trading that money managers allocate through FRS based upon asset class, investment style and other factors. Research services provided to FRIMCo by FRS or other brokers include performance measurement statistics, fund analytics systems and market monitoring systems. Research services will generally be obtained from unaffiliated third parties at market rates. Research provided to FRIMCo may benefit the particular Funds generating the trading activity and may also benefit other Funds within FRIC and other funds and clients managed or advised by FRIMCo or its affiliates. Similarly, the Funds may benefit from research provided with respect to trading by those other funds and clients. In some cases, research may also be provided by non–affiliated brokers.

Effective at the beginning of 2006, the Funds will effect transactions through Lynch, Jones & Ryan, Inc. (“LJR”) and its global network of correspondent brokers. LJR is a registered broker and is not an affiliate of the Funds or FRIMCo. Trades placed through LJR and its correspondents are used (i) to obtain research services for FRIMCo to assist it in its capacity as a manager of managers and (ii) to generate commission rebates to the Funds on whose behalf the trades were made. For purposes of trading to obtain research services for FRIMCo or to generate commission rebates to the Funds, the Funds’ money managers are requested to and FRIMCo may, with respect to transactions it places, effect transactions with or through LJR and its correspondents or other brokers only to the extent that the Funds will receive competitive execution, price and commissions. In addition, FRIMCo recommends targets for the amount of trading that money managers allocate through LJR based upon asset class, investment style and other factors. Research services provided to FRIMCo by LJR or other brokers include performance measurement statistics, fund analytics systems and market monitoring systems. Research services will generally be obtained from unaffiliated third parties at market rates. Research provided to FRIMCo may benefit the particular Funds generating the trading activity and may also benefit other Funds within FRIC and other funds and clients managed or advised by FRIMCo or its affiliates. Similarly, the Funds may benefit from research provided with respect to trading by those other funds and clients.

Decisions concerning the acquisition of research services by FRIMCo are approved and monitored by a FRC Soft Dollar Committee, which consists principally of employees in research and investment management roles. The committee acts as an oversight body with respect to purchases of research services acquired by FRIMCo using soft dollars generated by funds managed by FRC affiliates, including the Funds. In addition, the committee is charged with setting an annual soft dollar budget with respect to research purchases.

FRS, LJR or other brokers may also rebate to the Funds a portion of commissions earned on certain trading by the Funds through FRS, LJR and their correspondents in the form of commission recapture. Commission recapture is paid solely to those Funds generating the applicable trades. Commission recapture is generated on the instructions of the Soft Dollar Committee once FRIMCo’s research needs have been met, as determined annually in the Soft Dollar Committee budgeting process.

FRS and LJR retain a portion of all commissions generated, regardless of whether the trades were used to provide research services to FRIMCo or commission recapture to the Funds. Trades through FRS for transition services and manager funding (i.e. brokerage arrangements designed to reduce costs and optimize performance during the transition of Fund assets upon the hiring, termination or additional funding of a money manager) and are at ordinary and customary commission rates and do not result in commission rebates or accrued credits for the procurement of research related services.

Additionally, a money manager may independently effect transactions through FRS or a broker affiliated with the money manager or another money manager to obtain research services for its own use. Research services provided to a money manager are required by law to benefit the Fund generating the trading activity but may also benefit other funds and clients managed or advised by the money manager. Similarly, the Funds may benefit from research services provided with respect to trading by those other funds and clients.

BROKERAGE COMMISSIONS. During the fiscal years ended October 31, 2005, 2004 and 2003, the total brokerage commissions paid by the Funds were:

	2005	2004	2003
Equity I	$2,061,281	$2,042,570	$2,164,760
Equity II	3,487,619	3,442,885	3,650,917
Equity Q	1,494,594	1,580,511	2,919,598
Tax–Managed Large Cap	294,471	226,138	204,474
Tax–Managed Mid & Small Cap	344,246	425,404	283,031
International	3,404,529	3,051,230	2,684,025
Emerging Markets	2,590,741	2,079,689	1,530,230
Diversified Equity	4,653,875	4,865,262	3,759,678
Special Growth	3,153,276	2,559,296	2,701,079
Quantitative Equity	2,532,812	2,511,682	2,713,161
International Securities	4,613,979	3,740,999	2,544,963
Real Estate Securities	1,936,853	1,378,876	1,387,833
Select Growth	490,641	445,859	351,257
Select Value	664,717	751,568	345,992

The principal reasons for changes in several Funds’ brokerage commissions for the three years were (1) changes in Fund asset size, (2) changes in market conditions, and (3) changes in money managers of certain Funds, which required substantial portfolio restructurings, resulting in increased securities transactions and brokerage commissions.

The Fixed Income I, Fixed Income III, Diversified Bond, Short Duration Bond, Multistrategy Bond, Tax Exempt Bond, Money Market, US Government Money Market and Tax Free Money Market Funds normally do not pay a stated brokerage commission on transactions, but may pay brokerage commissions on trading associated with changes in money managers.

During the fiscal year ended October 31, 2005, approximately $9 million of the brokerage commissions of the Funds were directed to brokers who provided research services to FRIMCo. The research services included industry and company analysis, portfolio strategy reports, economic analysis, and statistical data pertaining to the capital markets.

Gross brokerage commissions received by affiliated broker/dealers from affiliated and non–affiliated money managers for the fiscal years ended October 31, 2005, 2004 and 2003 from portfolio transactions effected for the Funds, were as follows:

	2005		2004		2003
Affiliated Broker/Dealer	Commissions	Percent of Total Commissions	Commissions	Percent of Total Commissions	Commissions	Percent of Total Commissions
Credit Lyonnais	$—	—%	$—	—%	$—	—%
Frank Russell Securities	9,068,618	28.59	7,562,299	25.99	5,987,465	23.51
Robert W. Baird & Co.	—	—	—	—	—	—
Sanford Bernstein	—	—	—	—	—	—
Total*	$9,068,618	28.59%	$7,562,299	25.99%	$5,987,465	23.51%

The percentage of total affiliated transactions (relating to trading activity) to total transactions during the fiscal year ended October 31, 2005 for the Funds was 28.59%*.

*	These numbers include commissions paid by the Equity III and Equity Income Funds for the periods shown. The Equity III and Equity Income Funds were reorganized into the Select Value Fund on October 27, 2003.

During the fiscal year ended October 31, 2005, the Funds purchased securities issued by the following regular brokers or dealers as defined by Rule 10b–1 of the 1940 Act, each of which is one of the Funds’ ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the Funds. The value of broker–dealer securities held as of October 31, 2005, was as follows:

Fund	Credit Suisse First Boston	Deutsche Bank Securities Inc.	Goldman Sachs & Co.	Investment Technology Group Inc.	Jefferies & Company Inc.
Equity I	$—	$—	$12,432,533	$—	$—
Equity II	—	—	—	2,462,633	1,019,040
Equity Q	—	—	5,674,013	—	—
International	12,859,741	4,140,519	—	—	—
Fixed Income I	7,909,180	—	4,817,050	—	—
Fixed Income III	953,051	—	1,172,113	—	—
Diversified Equity	—	—	28,890,710	265,314	—
Special Growth	—	—	—	3,286,761	—
Quantitative Equity	—	—	10,817,272	—	—
International Securities	18,813,575	5,103,770	—	—	—
Diversified Bond	8,999,599	—	9,942,745	—	—
Short Duration Bond	7,806,249	2,159,256	7,028,168	—	—
Multistrategy Bond	2,903,877	—	3,396,960	—	—
Emerging Markets	—	—	—	—	—
Tax-Managed Large Cap	—	—	—	—	—
Tax–Managed Mid & Small Cap	—	—	1,680,721	—	838,967
Select Growth	—	—	—	—	1,456,378
Select Value	—	—	4,129,772	—	—

	$60,245,272	$11,403,545	$89,982,057	$6,014,708	$3,314,385

Fund	Lehman Brothers Inc.	Merrill Lynch Pierce Fenner & Smith, Inc.	Weeden & Co.	USB Securities LLC	Citigroup Global Markets Inc.
Equity I	$5,588,469	$2,265,900	$—	$667,541	$19,475,087
Equity II	—	—	—	—	—
Equity Q	10,854,069	13,770,198	—	—	15,038,822
International	—	—	—	17,315,996	924,537
Fixed Income I	780,519	5,709,561	—	8,871,910	7,736,723
Fixed Income III	402,888	3,012,307	—	5,261,743	2,984,338
Diversified Equity	16,044,995	4,887,870	—	4,441,047	42,407,983
Special Growth	—	—	—	—	—
Quantitative Equity	22,749,267	31,955,664	—	—	28,314,930
International Securities	—	—	—	23,460,191	1,107,884
Diversified Bond	1,013,021	9,243,319	—	11,186,515	12,487,645
Short Duration Bond	2,669,267	3,909,021	—	11,955,186	11,835,687
Multistrategy Bond	1,240,895	8,644,635	—	15,779,762	13,158,533
Emerging Markets	—	—	—	—
Tax-Managed Large Cap	—	1,048,788	—	—	9,563,442
Tax–Managed Mid & Small Cap	—	—	—	—	—
Select Growth	—	—	—	—	—
Select Value	628,267	3,521,856	—	779,597	7,485,946

	$61,971,657	$87,969,119	$—	$99,719,488	$172,521,557

YIELD AND TOTAL RETURN QUOTATIONS. The Funds compute their average annual total return by using a standardized method of calculation required by the SEC and report average annual total return for each class of Shares which they offer.

Calculation of Average Annual Total Return.

Average annual total return is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the one, five and ten year periods (or life of the Funds, as appropriate), that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P(1+T)[n] = ERV

Where:	P	=	a hypothetical initial payment of $1,000;
	T	=	Average annual total return;
	[n]	=	Number of years; and
	ERV	=	Ending redeemable value of a hypothetical $1,000 payment
made at the beginning of the one, five or ten year period
at the end of the one, five or ten year period (or fractional portion thereof).

The calculation assumes that all dividends and distributions of each Fund are reinvested at the net asset value calculated as described in the Prospectuses on the dividend dates during the period, and includes all recurring fees that are charged to all shareholder accounts.

Calculation of Average Annual Total Return After Taxes on Distributions.

Average annual total return after taxes on distributions is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the one, five and ten year periods (or life of a Fund, as appropriate), that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P (1+T)[n] =ATVD

Where:	P	=	hypothetical initial payment of $1,000.
	T	=	average annual total return (after taxes on distributions).
	[n]	=	number of years.
	ATVD	=	ending value of a hypothetical $1,000 payment made at the
beginning of the 1-, 5-, or 10-year periods at the end of
the 1-, 5-, or 10-year periods (or fractional portion),
after taxes on fund distributions but not after taxes on
redemptions.

The calculation assumes that all dividends and distributions of each Fund, less any taxes due on such dividends and distributions, are reinvested at the net asset value calculated as described in the Prospectuses on the dividend dates during the period, and includes all recurring fees that are charged to all shareholder accounts.

The taxable amount and the tax character of each distribution is as specified by a Fund on the dividend declaration date, but may be adjusted to reflect subsequent recharacterizations of distributions. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date. For example, the calculation assumes no taxes are due on the portion of any distribution that would not result in federal income tax on an individual, e.g. tax–exempt interest or non–taxable returns of capital. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Taxes are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short–term capital gain rate for short–term capital gain distributions and long–term capital gain rate for long–term capital gain distributions). The required tax rates may vary over the measurement period. All potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are not taken into account. The effect of phaseouts of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum tax are not taken into account in the calculation. The calculation assumes that no additional taxes or tax credits result from any redemption of shares required to pay such fees. The ending value is determined by assuming a complete redemption at the end of the one, five or ten year period and the deduction of all nonrecurring charges deducted at the end of each period. The calculation assumes that the redemption has no tax consequences.

Calculation of Average Annual Total Return After Taxes on Distributions and Sale of Fund Shares.

Average annual total return after taxes on distributions and sale of fund shares is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the one, five and ten year periods (or life of a Fund, as appropriate), that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P (1+T)[n] =ATVDR

Where:	P	=	hypothetical initial payment of $1,000.
	T	=	average annual total return (after taxes on
distributions and redemptions).
	[n]	=	number of years.
	ATVDR	=	ending value of a hypothetical $1,000 payment made at
the beginning of the 1-, 5-, or 10-year periods at the
end of the 1-, 5-, or 10-year periods (or fractional
portion), after taxes on fund distributions and
redemptions.

The calculation assumes that all dividends and distributions of each Fund, less any taxes due on such dividends and distributions, are reinvested at the price stated in the Prospectuses on the dividend dates during the period, and includes all recurring fees that are charged to all shareholder accounts.

The taxable amount and the tax character of each distribution is as specified by a Fund on the dividend declaration date, but may be adjusted to reflect subsequent recharacterizations of distributions. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date. For example, the calculation assumes no taxes are due on the portion of any distribution that would not result in federal income tax on an individual, e.g. tax–exempt interest or non–taxable returns of capital. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Taxes are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short–term capital gain rate for short–term capital gain distributions and long–term capital gain rate for long–term capital gain distributions). The required tax rates may vary over the measurement period. All potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are not taken into account. The effect of phaseouts of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum tax are not taken into account in the calculation. The calculation assumes that no additional taxes or tax credits result from any redemption of shares required to pay such fees. The ending value is determined by assuming a complete redemption at the end of the one, five or ten year period and the deduction of all nonrecurring charges deducted at the end of each period.

The ending value is determined by subtracting capital gains taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption. The capital gain or loss upon redemption is calculated by subtracting the tax basis from the redemption proceeds (after deducting any nonrecurring charges). The basis of shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested dividends is tracked separately. In determining the basis for a reinvested distribution, the distribution net of taxes assumed paid from the distribution is included. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal law.

The amount and character (e.g., short–term or long–term) of capital gain or loss upon redemption is separately determined for shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested dividends. It is not assumed that shares acquired through reinvestment of distributions have the same holding period as the initial $1,000 investment. The tax character is determined by the length of the measurement period in the case of the initial $1,000 investment and the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions.

Capital gains taxes (or the benefit resulting from tax losses) are calculated using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal tax law applicable on the redemption date. For example, applicable federal tax law is used to determine whether and how gains and losses from the sale of shares with different holding periods should be netted, as well as the tax character (e.g., short–term or long–term) of any resulting gains or losses. It is assumed that a shareholder has sufficient gains of the same character from other investments to offset any capital losses from the redemption so that the taxpayer may deduct the capital losses in full.

Yield Quotation.

Yields are computed by using standardized methods of calculation required by the SEC. Similar to average annual total return calculations, a Fund calculates yields for each class of Shares that it offers. Yields for Funds other than Funds investing primarily in money market instruments (the “Money Market Funds”) are calculated by dividing the net investment income per share earned during a 30–day (or one month) period by the maximum offering price per share on the last day of the period, according to the following formula:

YIELD = 2 [(	a-b	+	1)[6]	-1]
cd

Where:	a	=	dividends and interest earned during the period
	b	=	expenses accrued for the period (net of reimbursements)
	c	=	average daily number of Shares outstanding during the period that were entitled to receive dividends
	d	=	the maximum offering price per share on the last day of the period

Each Money Market Fund computes its current annualized and compound effective annualized yields using standardized methods required by the SEC. Current yields are calculated by determining the net change, exclusive of capital changes and income other than investment income, in the value of a hypothetical pre–existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return by (365/7) with the resulting yield figure carried to at least the nearest hundredth of one percent. Effective yields, carried out to at least the nearest hundredth of one percent, are calculated by determining the net change, exclusive of capital changes, in the value of a hypothetical pre–existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result according to the following formula:

EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1) 365/7] – 1.

Tax equivalent current yields are calculated by dividing that portion of a Fund’s yield (as calculated above) that is tax exempt by 1 minus a stated income tax rate and adding the quotient to that portion, if any, of the Fund’s yield that is not tax exempt.

Tax equivalent effective yield is calculated by dividing that portion of a Fund’s effective yield (as calculated above) that is tax exempt by 1 minus a stated income tax rate (39.6%) and adding the quotient to that portion, if any, of the Fund’s effective yield that is not tax exempt.

Yield may fluctuate daily and does not provide a basis for determining future yields. Because each Money Market Fund’s yield fluctuates, its yield cannot be compared with yields on savings accounts or other investment alternatives that provide an agreed–to or guaranteed fixed yield for a stated period of time. However, yield information may be useful to an investor considering temporary investments in money market instruments. In comparing the yield of one money market fund to another, consideration should be given to each fund’s investment policies, including the types of investments made, length of maturities of portfolio securities, the methods used by each fund to compute the yield (methods may differ) and whether there are any special account charges which may reduce effective yield.

Each Fund may, from time to time, advertise non–standard performances, including average annual total return for periods other than 1, 5 or 10 years or since inception.

Each Fund may compare its performance with various industry standards of performance, including Lipper Analytical Services, Inc. or other industry publications, business periodicals, rating services and market indexes.

INVESTMENT RESTRICTIONS, POLICIES AND CERTAIN INVESTMENTS

Each Fund’s investment objective, with the exception of Tax Exempt Bond Fund, Equity Q Fund, International Fund, Fixed Income I Fund and Tax Free Money Market Fund, is “non-fundamental.” A non-fundamental investment objective means that it may be changed without the approval of a majority of each Fund’s shareholders. Certain investment policies and restrictions may be, and the investment objectives of Tax Exempt Bond Fund, Equity Q Fund, International Fund, Fixed Income I Fund and Tax Free Money Market Fund are, fundamental which means that they may only be changed with the approval of a majority of each Fund’s shareholders. The vote of a majority of the outstanding voting securities of each Fund means the vote of the lesser of (a) 67% or more of the voting securities of the Fund present at the meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of the Fund.

Other policies and restrictions may be changed by a Fund without shareholder approval. The Funds’ investment objectives are set forth in the respective Prospectuses.

INVESTMENT RESTRICTIONS. Each Fund is subject to the following fundamental investment restrictions. Unless otherwise noted, these restrictions apply on a Fund–by–Fund basis at the time an investment is being made.

No Fund may:

1. Purchase securities if, as a result of such purchase, the Fund’s investments would be concentrated, within the meaning of the 1940 Act, in securities of issuers in a particular industry or group of industries. Investments in other investment companies shall not be considered an investment in any particular industry or group of industries for purposes of this investment restriction. This investment restriction shall not apply to securities issued or guaranteed by the US government or any of its agencies or instrumentalities or securities of other investment companies. This investment restriction shall not apply to the Real Estate Securities Fund. The Real Estate Securities Fund may invest in the securities of companies directly or indirectly engaged in the real estate industry without limitation as to concentration. The Money Market Fund may invest more than 25% of its assets in money market instruments issued by domestic branches of US Banks having net assets in excess of $100,000,000.

2. Purchase or sell real estate; provided that a Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

3. Purchase or sell commodities except that a Fund may purchase or sell currencies, may enter into futures contracts on securities, currencies and other indices or any other financial instruments, and may purchase and sell options on such futures contracts.

4. Borrow money, except that a Fund may borrow money to the extent permitted by the 1940 Act, or to the extent permitted by any exemptions therefrom which may be granted by the SEC.

5. Act as an underwriter except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

6. Make loans to other persons except (a) through the lending of its portfolio securities, (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with its investment objectives and policies, (c) to the extent the entry into a repurchase agreement is deemed to be a loan, or (d) to affiliated investment companies to the extent permitted by the 1940 Act or any exemptions therefrom that may be granted by the SEC.

7. Issue securities senior to the Fund’s presently authorized shares of beneficial interest except that this restriction shall not be deemed to prohibit a Fund from (a) making any permitted borrowings, loans, mortgages or pledges, (b) entering into options, futures contracts, forward contracts, repurchase transactions, or reverse repurchase transactions, or (c) making short sales of securities to the extent permitted by the 1940 Act and any rule or order thereunder.

An additional fundamental policy is that the Tax Exempt Bond Fund will not invest in interests in oil, gas or other mineral exploration or development programs.

For purposes of these investment restrictions, the Tax Exempt Bond and Tax Free Money Market Funds will consider as a separate issuer each: governmental subdivision (i.e., state, territory, possession of the United States or any political subdivision of any of the foregoing, including agencies, authorities, instrumentalities, or similar entities, or of the District of Columbia) if its assets and revenues are separate from those of the government body creating it and the security is backed by its own assets and revenues; the non–governmental user of an industrial development bond, if the security is backed only by the assets and revenues of a non–governmental user. The guarantee of a governmental or some other entity is considered a separate security issued by the guarantor as well as the other issuer for Investment Restrictions, industrial development bonds and governmental issued securities. The issuer of all other municipal obligations will be determined by the money manager on the basis of the characteristics of the obligation, the most significant being the source of the funds for the payment of principal and interest.

With regards to investment restriction 1, above, the staff of the SEC has taken the position that a fund is concentrated if it invests 25% or more of the value of its total assets in any one industry or group of industries. The Real Estate Securities Fund will always be concentrated due to its policy to invest at least 80% of the value of its assets in real estate securities. With regards to investment restriction 4, above, this restriction applies constantly and not only at the time a borrowing is made.

With regards to investment restriction 6, above, each Fund may lend its portfolio securities in an amount not to exceed 33 1/3% of total fund assets. The Funds may invest without limit in repurchase agreements so long as they abide by their investment objective, investment restrictions, and all 1940 Act requirements, including diversification requirements. Loans to affiliated investment companies are not presently permitted by the 1940 Act in the absence of an exemption from the SEC.

Each Fund is also subject to the following non–fundamental investment restriction (one that can be changed by the Trustees without shareholder approval). Unless otherwise noted, this restriction applies on a Fund–by–Fund basis at the time an investment is being made.

No Fund may borrow money for purposes of leveraging or investment.

Under the 1940 Act, each Fund is presently permitted to borrow up to 5% of its total assets from any person for temporary purposes, and may also borrow from banks, provided that if borrowings exceed 5%, the Fund must have assets totaling at least 300% of the borrowing when the amount of the borrowing is added to the company’s other assets. Put another way, an investment company may borrow, in the aggregate, from banks and others, amounts up to one-third (33 1/3%) of its total assets (including those assets represented by the borrowing).

A Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. During these times, a Fund may invest up to 100% of its assets in cash or cash equivalents, shares of money market mutual funds, commercial paper, zero coupon bonds, repurchase agreements, and other securities FRIMCo believes to be consistent with the Fund’s best interests. During a period in which a Fund takes a temporary defensive position, the Fund may not achieve its investment objective.

INVESTMENT POLICIES.

The investment objective and principal investment strategies for each of the Funds are provided in their Prospectuses. The following tables illustrate the principal and non-principal investments in which the Funds invest. The Funds may not invest in all of the investments listed below. The Funds use investment techniques commonly used by other mutual funds.

Fund	Principal Investments	Non-Principal Investments

Diversified Equity Fund	Common Stocks Common Stock Equivalents • warrants • options • convertible debt securities • depositary receipts US Government Securities Investment Company Securities (including ETFs)

Cash Reserves

Lending Portfolio Securities (not to exceed 33 1/3 % of total fund assets)

Illiquid Securities

Derivatives

•       write (sell) call and put options on securities, securities indexes and foreign securities

•       purchase options on securities, securities indexes and currencies

•       interest rate futures contracts, stock index futures contracts, foreign currency contracts and options on futures

Preferred Stocks

Equity Derivative Securities

Foreign Securities

Special Growth Fund	Common Stocks Common Stock Equivalents • warrants • options • convertible debt securities • depositary receipts Investment Company Securities (including ETFs)

Cash Reserves

Lending Portfolio Securities (not to exceed 33 1/3 % of total fund assets)

Illiquid Securities

US Government Securities

Derivatives

•       write (sell) call and put options on securities, securities indexes and foreign securities

•       purchase options on securities, securities indexes and currencies

•       interest rate futures contracts, stock index futures contracts, foreign currency contracts and options on futures

REITs

Preferred Stocks

Equity Derivative Securities

Foreign Securities

Fund	Principal Investments	Non-Principal Investments
Quantitative Equity Fund	Common Stocks Common Stock Equivalents • warrants • options • convertible debt securities • depositary receipts US Government Securities Investment Company Securities (including ETFs)

Cash Reserves

Lending Portfolio Securities (not to exceed 33 1/3 % of total fund assets)

Illiquid Securities

Derivatives

•       write (sell) call and put options on securities, securities indexes and foreign securities

•       purchase options on securities, securities indexes and currencies

•       interest rate futures contracts, stock index futures contracts, foreign currency contracts and options on futures

Preferred Stocks

Equity Derivative Securities

Foreign Securities

International Securities Fund

Common Stocks

Common Stock Equivalents

•       warrants

•       options

•       convertible debt securities

•       depositary receipts

Preferred Stocks

US Government Securities

Investment Company Securities (including ETFs)

Foreign Securities

Forward Currency Contracts

Cash Reserves

Reverse Repurchase Agreements

Lending Portfolio Securities (not to exceed 33 1/3 % of total fund assets)

Illiquid Securities

Derivatives

•      write (sell) call and put options on securities, securities indexes and foreign securities

•      purchase options on securities, securities indexes and currencies

•      interest rate futures contracts, stock index futures contracts, foreign currency contracts and options on futures

Emerging Market Securities

Equity Derivative Securities

Fund	Principal Investments	Non-Principal Investments

Diversified Bond Fund

Debt Securities including corporate debt and mortgage-backed securities

US Government Securities

Investment Company Securities

Foreign Securities

Interest rate futures contracts, foreign currency contracts and options on futures

Common Stock Equivalents

•       convertible debt securities

Preferred Stock

Emerging Markets Debt

Municipal Obligations

Cash Reserves

Repurchase Agreements

When issued and forward commitment securities

Reverse Repurchase Agreements

Lending Portfolio Securities (not to exceed 33 1/3 % of total fund assets)

Illiquid Securities

Commercial Paper

Asset-Backed Commercial Paper

Derivatives

•       forward currency contracts

•       write (sell) call and put options on securities, securities indexes and foreign securities

•       purchase options on securities, securities indexes and currencies

•       swaps

Bank Instruments

Short Duration Bond Fund

Debt Securities including corporate debt, mortgage-backed securities and below investment grade or junk bonds

US Government Securities

Municipal Obligations

Investment Company Securities

Foreign Securities

Interest rate futures contracts, foreign currency contracts and options on futures

Common Stock Equivalents

•       convertible debt securities

Preferred Stock

Emerging Markets Debt

Cash Reserves

Repurchase Agreements

When issued and forward commitment securities

Reverse Repurchase Agreements

Lending Portfolio Securities (not to exceed 33 1/3 % of total fund assets)

Illiquid Securities

Commercial Paper

Asset-Backed Commercial Paper

Derivatives

•       forward currency contracts

•       write (sell) call and put options on securities, securities indexes and foreign securities

•       purchase options on securities, securities indexes and currencies

•       swaps

Bank Instruments

Fund	Principal Investments	Non-Principal Investments

Multistrategy Bond Fund

Debt Securities including corporate debt, mortgage-backed securities and below investment grade or junk bonds

US Government Securities

Investment Company Securities

Foreign Securities

Derivatives

•       forward currency contracts

•       write (sell) call and put options on securities, securities indexes and foreign securities

•       purchase options on securities, securities indexes and currencies

•       interest rate futures contracts, foreign currency contracts and options on futures

Common Stock Equivalents

•       convertible debt securities

Preferred Stock

Emerging Markets Debt

Municipal Obligations

Cash Reserves

Repurchase Agreements

When issued and forward commitment securities

Reverse Repurchase Agreements

Lending Portfolio Securities (not to exceed 33 1/3 % of total fund assets)

Illiquid Securities

Swaps

Commercial Paper

Asset-Backed Commercial Paper

Bank Instruments

Real Estate Securities Fund	Common Stocks, including REITs Common Stock Equivalents • warrants • options • convertible debt securities • depositary receipts US Government Securities Investment Company Securities (including ETFs)

Cash Reserves

Lending Portfolio Securities (not to exceed 33 1/3 % of total fund assets)

Illiquid Securities

Derivatives

•       write (sell) call and put options on securities, securities indexes and foreign securities

•       purchase options on securities, securities indexes and currencies

•       interest rate futures contracts, stock index futures contracts, foreign currency contracts and options on futures

Preferred Stocks

Equity Derivative Securities

Foreign Securities

Select Growth Fund	Common Stocks Common Stock Equivalents • warrants • options • convertible debt securities US Government Securities Investment Company Securities (including ETFs)

Cash Reserves

Lending Portfolio Securities (not to exceed 33 1/3 % of total fund assets)

Illiquid Securities

Derivatives

•       write (sell) call and put options on securities, securities indexes and foreign securities

•       purchase options on securities, securities indexes and currencies

•       interest rate futures contracts, stock index futures contracts, foreign currency contracts and options on futures

Preferred Stocks

Equity Derivative Securities

Foreign Securities

Fund	Principal Investments	Non-Principal Investments
Select Value Fund

Common Stocks

Common Stock Equivalents

•       warrants

•       options

•       convertible debt securities

Preferred Stocks

Equity Derivative Securities

US Government Securities

Investment Company Securities (including ETFs)

Foreign Securities

Cash Reserves

Lending Portfolio Securities (not to exceed 33 1/3 % of total fund assets)

Illiquid Securities

Derivatives

•       write (sell) call and put options on securities, securities indexes and foreign securities

•       purchase options on securities, securities indexes and currencies

•       interest rate futures contracts, stock index futures contracts, foreign currency contracts and options on futures

Emerging Markets Fund

Common Stocks

Common Stock Equivalents

•       warrants

•       options

•       convertible debt securities

•       depositary receipts

Preferred Stocks

Equity Derivative Securities

US Government Securities

Investment Company Securities (including ETFs)

Foreign Securities (specifically emerging market securities)

Cash Reserves

Repurchase Agreements

When issued and forward commitment securities

Reverse Repurchase Agreements

Lending Portfolio Securities (not to exceed 33 1/3 % of total fund assets)

Illiquid Securities

Derivatives

•       forward currency contracts

•       write (sell) call and put options on securities, securities indexes and foreign securities

•       purchase options on securities, securities indexes and currencies

•       interest rate futures contracts, stock index futures contracts, foreign currency contracts and options on futures

Tax-Managed Large Cap Fund	Common Stocks Common Stock Equivalents • options • convertible debt securities • depositary receipts US Government Securities Investment Company Securities (including ETFs)

Cash Reserves

Lending Portfolio Securities (not to exceed 33 1/3 % of total fund assets)

Illiquid Securities

Derivatives

•       write (sell) call and put options on securities, securities indexes and foreign securities

•       purchase options on securities, securities indexes and currencies

•       interest rate futures contracts, stock index futures contracts, foreign currency contracts and options on futures

Preferred Stocks

Equity Derivative Securities

Foreign Securities

Fund	Principal Investments	Non-Principal Investments
Tax-Managed Mid & Small Cap Fund	Common Stocks Common Stock Equivalents • options • convertible debt securities • depositary receipts US Government Securities Investment Company Securities (including ETFs)

Cash Reserves

Lending Portfolio Securities (not to exceed 33 1/3% of total fund assets) Illiquid Securities

Derivatives

•       write (sell) call and put options on securities, securities indexes and foreign securities

•       purchase options on securities, securities indexes and currencies

•       interest rate futures contracts, stock index futures contracts, foreign currency contracts and options on futures

REITs

Preferred Stocks

Equity Derivative Securities

Foreign Securities

Tax Exempt Bond Fund	US Government Securities Municipal Obligations Investment Company Securities

Cash Reserves

Repurchase Agreements

When issued and forward commitment securities

Reverse Repurchase Agreements

Lending Portfolio Securities (not to exceed 33 1/3% of total fund assets)

Illiquid Securities

Derivatives

•       interest rate futures contracts, foreign currency contracts and options on futures

Credit and Liquidity Enhancements

Money Market Fund

US Government Securities

Investment Company Securities

Commercial Paper

Bank Instruments

Variable and Floating Rate Securities

Asset-Backed Commercial Paper

Funding Agreements

Illiquid Securities (other than Funding Agreements)

Corporate Debt

Municipal Obligations Repurchase Agreements When issued and forward commitment securities Credit and Liquidity Enhancements Variable Amount Master Demand Notes

US Government Money Market Fund	Repurchase Agreements US Government Securities	When issued and forward commitment securities Illiquid Securities Investment Company Securities

Tax-Free Money Market Fund	Municipal Obligations Credit and Liquidity Enhancements	When issued and forward commitment securities Illiquid Securities US Government Securities Investment Company Securities

Fund	Principal Investments	Non-Principal Investments

Equity I Fund	Common Stocks Common Stock Equivalents • warrants • options • convertible debt securities • depositary receipts US Government Securities Investment Company Securities (including ETFs)

Cash Reserves

Lending Portfolio Securities (not to exceed 33 1/3 % of total fund assets)

Illiquid Securities

Derivatives

•       write (sell) call and put options on securities, securities indexes and foreign securities

•       purchase options on securities, securities indexes and currencies

•       interest rate futures contracts, stock index futures contracts, foreign currency contracts and options on futures

Preferred Stocks

Equity Derivative Securities

Foreign Securities

Equity II Fund	Common Stocks Common Stock Equivalents • warrants • options • convertible debt securities • depositary receipts Investment Company Securities (including ETFs)

Cash Reserves

Lending Portfolio Securities (not to exceed 33 1/3 % of total fund assets)

Illiquid Securities

US Government Securities

Derivatives

•       write (sell) call and put options on securities, securities indexes and foreign securities

•       purchase options on securities, securities indexes and currencies

•       interest rate futures contracts, stock index futures contracts, foreign currency contracts and options on futures

Preferred Stocks

Equity Derivative Securities

Foreign Securities

Equity Q Fund	Common Stocks Common Stock Equivalents • warrants • options • convertible debt securities • depositary receipts US Government Securities Investment Company Securities (including ETFs)

Cash Reserves

Lending Portfolio Securities (not to exceed 33 1/3 % of total fund assets)

Illiquid Securities

Derivatives

•       write (sell) call and put options on securities, securities indexes and foreign securities

•       purchase options on securities, securities indexes and currencies

•       interest rate futures contracts, stock index futures contracts, foreign currency contracts and options on futures

Preferred Stocks

Equity Derivative Securities

Foreign Securities

Fund	Principal Investments	Non-Principal Investments
International Fund

Common Stocks

Common Stock Equivalents

•       warrants

•       options

•       convertible debt securities

•       depositary receipts

Preferred Stocks

Equity Derivative Securities

US Government Securities

Investment Company Securities (including ETFs)

Foreign Securities

Forward Currency Contracts

Cash Reserves

Reverse Repurchase Agreements

Lending Portfolio Securities (not to exceed 33 1/3 % of total fund assets)

Illiquid Securities

Derivatives

•       write (sell) call and put options on securities, securities indexes and foreign securities

•       purchase options on securities, securities indexes and currencies

•       interest rate futures contracts, stock index futures contracts, foreign currency contracts and options on futures

Emerging Market Securities

Fixed Income I Fund

Debt Securities including corporate debt and mortgage-backed securities

US Government Securities

Investment Company Securities (including ETFs)

Foreign Securities

Interest rate futures contracts, foreign currency contracts and options on futures

Common Stock Equivalents

•       convertible debt securities

Preferred Stock

Emerging Markets Debt

Municipal Obligations

Cash Reserves

Repurchase Agreements

When issued and forward commitment securities

Reverse Repurchase Agreements

Lending Portfolio Securities (not to exceed 33 1/3 % of total fund assets)

Illiquid Securities

Commercial Paper

Asset-Backed Commercial Paper

Derivatives

•       forward currency contracts

•       write (sell) call and put options on securities, securities indexes and foreign securities

•       purchase options on securities, securities indexes and currencies

•       swaps

Bank Instruments

Fund	Principal Investments	Non-Principal Investments

Fixed Income III Fund

Debt Securities including corporate debt, mortgage-backed securities and below investment grade or junk bonds

US Government Securities

Investment Company Securities (including ETFs)

Foreign Securities

Derivatives

•       forward currency contracts

•       write (sell) call and put options on securities, securities indexes and foreign securities

•       purchase options on securities, securities indexes and currencies

•       interest rate futures contracts, foreign currency contracts and options on futures

Common Stock Equivalents

•       convertible debt securities

Preferred Stock

Emerging Markets Debt

Municipal Obligations

Cash Reserves

Repurchase Agreements

When issued and forward commitment securities

Reverse Repurchase Agreements

Lending Portfolio Securities (not to exceed 33 1/3 % of total fund assets)

Illiquid Securities

Swaps

Commercial Paper

Asset-Backed Commercial Paper

Bank Instruments

Cash Reserves. A Fund at times has to sell portfolio securities in order to meet redemption requests. The selling of securities may affect a Fund’s performance since securities are sold for other than investment reasons. A Fund can avoid selling its portfolio securities by holding adequate levels of cash to meet anticipated redemption requests (“cash reserves”). The cash reserves may also include cash awaiting investment or to pay expenses. The Funds intend to be fully invested at all times. To do so, FRIMCo or a money manager invests the Funds’ (except the Money Market, U.S. Government Money Market and Tax Free Money Market Funds) (the “Money Market Funds”) cash reserves in short term instruments, including certain FRIC money market funds. In addition to investing in such short term investments, FRIMCo may use a hedging strategy for the Funds’ cash reserves by exposing those reserves to the performance of appropriate markets by purchasing equity or fixed income securities and/or derivatives including index futures contracts, index options and/or index swaps in amounts that expose the cash reserves to the performance of the relevant index. This is intended to cause the Fund to perform as though its cash reserves were actually invested in those markets while enabling the Fund to hold cash.

Each Fund (except the Money Market Funds), and its money managers, that elects to invest its cash reserves in one or more of FRIC’s money market funds does so pursuant to exemptive relief from the SEC. The relief requires that any investment of cash reserves in affiliated money market funds will not exceed 25% of the investing Fund’s total assets. Those money market funds seek to maximize current income to the extent consistent with the preservation of capital and liquidity, and the maintenance of a stable $1.00 per share net asset value by investing solely in short–term money market instruments. The Funds will invest cash reserves in one or more of FRIC’s money market funds only so long as it does not adversely affect the portfolio management and operations of the money market funds and FRIC’s other Funds. Those money market funds, and the Funds investing in them, treat such investments as the purchase and redemption of the money market funds’ Shares. Any Fund investing in a money market fund pursuant to this procedure participates equally on a pro rata basis in all income, capital gains, and net assets of the money market fund, and will have all rights and obligations of a shareholder as provided in FRIC’s Master Trust Agreement, including voting rights. However, Shares of a money market fund issued to other Funds will be voted by the Trustees in the same proportion as the Shares of the money market fund that are held by shareholders that are not Funds. In addition to the advisory and administrative fees payable by the Funds to FRIMCo, each Fund that invests its cash reserves in one or more of FRIC’s money market funds pursuant to the terms and conditions of an exemptive order will bear indirectly a proportionate share of that money market fund’s operating expenses, which include the advisory and administrative fees that such money market fund pays to FRIMCo. Currently, the cash reserves for all Funds (except the Tax Exempt Bond Fund) are invested in FRIC’s Money Market Fund. The aggregate annual rate of advisory and administrative fees payable to FRIMCo on the cash reserves invested in the Money Market Fund is 0.10% (net of fee waivers and reimbursements). Currently, the cash reserves for the Tax Exempt Bond Fund are invested in FRIC’s Tax Free Money Market Fund. The aggregate annual rate of advisory and administrative fees payable to FRIMCo on the cash reserves invested in the Tax Free Money Market Fund is 0.25%. The SEC exemptive order requires that the Funds’ Board determine that the advisory fees incurred in connection with the investment of cash reserves in affiliated money market funds are not for duplicative services.

Money Market Instruments. The Money Market Funds expect to maintain, but do not guarantee, a net asset value of $1.00 per share for purposes of purchases and redemptions by valuing their Fund Shares at “amortized cost.” The Money Market Funds will maintain a dollar–weighted average maturity of 90 days or less. Each of these Funds will invest in securities maturing within 397 days or less at the time of the trade date or such other date upon which a Fund’s interest in a security is subject to market action. Each money market fund will follow procedures reasonably designed to assure that the prices so determined approximate the current market value of the Funds’ securities. The procedures also address such matters as diversification and credit quality of the securities the Funds purchase, and were designed to ensure compliance by the Funds with the requirements of Rule 2a–7 of the 1940 Act. For additional information concerning these Funds, refer to the respective Prospectuses.

CERTAIN INVESTMENTS.

Repurchase Agreements. The Funds may enter into repurchase agreements. A repurchase agreement is an agreement under which the Fund acquires a fixed income security (generally issued by the US government or an agency thereof, a banker’s acceptance or a certificate of deposit) from a commercial bank, broker or dealer and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally the next business day). The resale price reflects an agreed upon interest rate effective for the period the security is held by the Fund and is unrelated to the interest rate on the security. The securities acquired by the Fund constitute collateral for the repurchase obligation. In these transactions, the securities acquired by the Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and must be held by a custodian bank until repurchased. In addition, FRIMCo will monitor the Fund’s repurchase agreement transactions generally and will evaluate the creditworthiness of any bank, broker or dealer party to a repurchase agreement with the Fund. Subject to the overall limitations described in “Illiquid Securities”, a Fund will not invest more than 15% (10%, in the case of each Money Market Fund) of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days.

The use of repurchase agreements involves certain risks. One risk is the seller’s ability to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the Fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under bankruptcy laws, the disposition of the collateral may be delayed or limited. For example, if the other party to the agreement becomes insolvent and subject to liquidation or reorganization under bankruptcy or other laws, a court may determine that the underlying securities are collateral for a loan by the Fund not within its control and therefore the realization by the Fund on such collateral may be automatically stayed. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying securities and may be deemed an unsecured creditor of the other party to the agreement.

Reverse Repurchase Agreements. A Fund may enter into reverse repurchase agreements to meet redemption requests where the liquidation of portfolio securities is deemed by the Fund’s money manager to be inconvenient or disadvantageous. A reverse repurchase agreement is a transaction whereby a Fund transfers possession of a portfolio security to a bank or broker–dealer in return for a percentage of the portfolio securities’ market value. The Fund retains record ownership of the security involved including the right to receive interest and principal payments. At an agreed upon future date, the Fund repurchases the security by paying an agreed upon purchase price plus interest. Liquid assets of a Fund equal in value to the repurchase price, including any accrued interest, will be segregated on the Fund’s records while a reverse repurchase agreement is in effect.

High Risk Bonds. The Funds, other than the Fixed Income I, Fixed Income III, Short Duration Bond, Diversified Bond and Multistrategy Bond Funds, invest their assets only in securities rated BBB– or higher by S&P or Baa3 or higher by Moody’s, or in unrated securities judged by the money managers to be of higher credit quality than those designations. Securities rated BBB– by S&P or Baa3 by Moody’s are the lowest ratings which are considered “investment grade,” although Moody’s considers securities rated Baa3, and S&P considers bonds rated BBB–, to have some speculative characteristics. The Funds, other than the Fixed Income I, Fixed Income III, Short Duration Bond, Diversified Bond and Multistrategy Bond Funds, will dispose of, in a prudent and orderly fashion, securities whose ratings drop below these minimum ratings.

The Fixed Income I, Fixed Income III, Short Duration Bond, Diversified Bond and Multistrategy Bond Funds will invest in “investment grade” securities and may invest up to 5% of its total assets (in the case of the Fixed Income I and Diversified Bond Funds), 10% of its total assets (in the case of the Short Duration Bond Fund), and 25% of its total assets (in the case of the Fixed Income III and Multistrategy Bond Funds) in debt securities rated less than BBB– by S&P or Baa3 by Moody’s, or in unrated securities judged by the money managers of the Funds to be of comparable quality. These lower rated debt securities are commonly referred to as “junk bonds.” Lower rated debt securities, or junk bonds, generally offer a higher yield than that available from higher grade issues but involve higher risks because they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to make payments of principal and interest and increase the possibility of default. Conversely, periods of economic expansion or falling interest rates enhance the ability of issuers to make payments of principal and interest and decrease the possibility of default. The market for lower rated debt securities is generally thinner and less active than that for higher quality securities, which would limit the Funds’ ability to sell such securities at fair value in response to changes in the economy or the financial markets. While such debt may have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

The money managers of the Fixed Income III, Multistrategy Bond and Short Duration Bond will seek to reduce the risks associated with investing in such securities by limiting the Funds’ holdings in such securities and by the depth of their own credit analysis.

Securities rated BBB– by S&P or Baa3 by Moody’s may involve greater risks than securities in higher rating categories. Securities receiving S&P’s BBB– rating are regarded as having adequate capacity to pay interest and repay principal. Such securities typically exhibit adequate investor protections but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rating categories. For further description of the various rating categories, see “Ratings of Debt Instruments.”

Securities possessing Moody’s Baa3 rating are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security is judged adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such securities lack outstanding investment characteristics and in fact may have speculative characteristics as well.

Risk Factors. Lower rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low rated debt securities have been found to be less sensitive to interest rate changes than investment grade securities, but more sensitive to economic downturns, individual corporate developments, and price fluctuations in response to changing interest rates. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a sharper decline in the prices of low rated debt securities because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated debt securities defaults, a Fund may incur additional expenses to seek financial recovery.

In addition, the markets in which low rated debt securities are traded are generally thinner, more limited and less active than those for higher rated securities. The existence of limited markets for particular securities may diminish a Fund’s ability to sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets and could adversely affect and cause fluctuations in the daily net asset value of the Fund’s Shares.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated securities may be more complex than for issuers of other investment grade securities, and the ability of a Fund to achieve its investment objectives may be more dependent on credit analysis than would be the case if the Fund was investing only in investment grade securities.

The money managers of the Funds may use ratings to assist in investment decisions. Ratings of debt securities represent a rating agency’s opinion regarding their quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer’s current financial condition may be better or worse than a rating indicates.

Illiquid Securities. No more than 15% (10% for the Money Market Funds) of a Fund’s net assets (taken at current value) will be invested in securities, including repurchase agreements of more than seven days’ duration, that are illiquid by virtue of the absence of a readily available market or because of legal or contractual restrictions on resale. In addition, the Funds will not invest more than 10% of their respective net assets (taken at current value) in securities of issuers which may not be sold to the public without registration under the Securities Act of 1933, as amended (the “1933 Act”). This 10% is counted towards a Fund’s 15% limitation on illiquid securities. These policies do not include (1) commercial paper issued under Section 4(2) of the 1933 Act, or (2) restricted securities eligible for resale to qualified institutional purchasers pursuant to Rule 144A under the 1933 Act that are determined to be liquid by the money managers in accordance with Board approved guidelines. These guidelines adopted by the Board for the determination of liquidity of securities take into account trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, a Fund’s holding of that security may be illiquid. There may be undesirable delays in selling illiquid securities at prices representing their fair value.

The expenses of registration of restricted securities that are illiquid (excluding securities that may be resold by the Funds pursuant to Rule 144A, as explained in the respective Prospectuses) may be negotiated at the time such securities are purchased by a Fund. When registration is required, a considerable period may elapse between a decision to sell the securities and the time the sale would be permitted. Thus, a Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. A Fund also may acquire, through private placements, securities having contractual resale restrictions, which might lower the amount realizable upon the sale of such securities.

Forward Commitments. A Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time (a “forward commitment” or “when–issued” transaction) so long as such transactions are consistent with the Fund’s ability to manage its investment portfolio and meet redemption requests. A Fund may dispose of a forward commitment or when–issued transaction prior to settlement if it is appropriate to do so and realize short–term profits or losses upon such sale. When effecting such transactions, liquid assets of the Fund in a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records at the trade date and maintained until the transaction is settled. Forward commitments and when–issued transactions involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or the other party to the transaction fails to complete the transaction.

Additionally, under certain circumstances, the International, International Securities and Emerging Markets Funds may occasionally engage in “free trade” transactions in which delivery of securities sold by the Fund is made prior to the Fund’s receipt of cash payment therefore or the Fund’s payment of cash for portfolio securities occurs prior to the Fund’s receipt of those securities. Cash payment in such instances generally occurs on the next business day in the local market. “Free trade” transactions involve the risk of loss to a Fund if the other party to the “free trade” transaction fails to complete the transaction after a Fund has tendered cash payment or securities, as the case may be.

Lending Portfolio Securities. Cash collateral received by a Fund when it lends its portfolio securities is invested in high–quality short–term debt instruments, short–term bank collective investment and money market mutual funds (including money market funds advised by FRIMCo for which FRIMCo receives a 0.10% advisory and administrative fee, net of fee waivers and reimbursements), and other investments meeting certain quality and maturity established by the Funds. Income generated from the investment of the cash collateral is first used to pay the rebate interest cost to the borrower of the securities then to pay for lending transaction costs, and then the remainder is divided between the Fund and the lending agent.

Each Fund will retain most rights of beneficial ownership, including dividends, interest or other distributions on the loaned securities. Voting rights may pass with the lending. A Fund will call loans to vote proxies if a material issue affecting the investment is to be voted upon.

FRIC may incur costs or possible losses in excess of the interest and fees received in connection with securities lending transactions. Some securities purchased with cash collateral are subject to market fluctuations while a loan is outstanding. To the extent that the value of the cash collateral as invested is insufficient to return the full amount of the collateral plus rebate interest to the borrower upon termination of the loan, a Fund must immediately pay the amount of the shortfall to the borrower.

Options, Futures and Other Financial Instruments. The Funds may use various types of financial instruments, some of which are derivatives, to attempt to manage the risk of the Fund’s investment or, in certain circumstances, for investment (e.g. as a substitute for investing in securities). These financial instruments include options, futures, forward contracts and swaps. Positions in these financial instruments, other than purchased options, expose a Fund to an obligation to another party. The Funds will not enter into any such transaction unless it owns (1) an offsetting (“covered”) position in securities, currencies or other options, futures contracts or forward contracts or (2) cash or liquid assets with a value, marked to market daily, sufficient to cover their obligations to the extent not covered as provided in (1) above. The Funds will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, designate the prescribed amount of cash or liquid assets as segregated.

Assets used as cover or held as segregated cannot be sold while the position in the corresponding financial instrument is open unless they are replaced with other appropriate assets.

Options And Futures. The Funds, other than the Money Market Funds, may purchase and sell (write) both call and put options on securities, securities indexes, and foreign currencies, and enter into interest rate, foreign currency and index futures contracts and purchase and sell options on such futures contracts for hedging purposes or to effect investment transactions consistent with a Fund’s investment objective and strategies. If other types of options, futures contracts, or options on futures contracts are traded in the future, the Funds may also use those instruments, provided that FRIC’s Board determines that their use is consistent with the Funds’ investment objectives, and provided that their use is consistent with restrictions applicable to options and futures contracts currently eligible for use by the Funds (i.e., that written call or put options will be “covered” or “secured” and that futures and options on futures contracts will be for the purposes of hedging or effecting a Fund’s permitted investment strategies, provided that initial margin and premiums required to establish such non-hedging positions will not exceed 5% of the Fund’s net assets).

Options On Securities And Indexes. Each Fund, except as noted above, may purchase and write both call and put options on securities and securities indexes in standardized contracts traded on foreign or national securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on a regulated foreign or national over–the–counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer. The Funds intend to treat options in respect of specific securities that are not traded on a national securities exchange and the securities underlying covered call options as not readily marketable and therefore subject to the limitations on the Funds’ ability to hold illiquid securities. The Funds intend to purchase and write call and put options on specific securities.

Exchange listed options are issued by a regulated intermediary, such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options. This discussion uses the OCC as an example but is also applicable to other financial intermediaries. With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although cash settlements may sometimes be available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is “in the money” (i.e. where the value of the underlying instruments exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A Fund’s ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. If one or more exchanges decide to discontinue the trading of options (or a particular class or series of options), the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

Over–the–counter options (“OTC Options”) are purchased from or sold to securities dealers, financial institutions or other parties (“Counterparties”) through a direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC Option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The staff of the SEC takes the position that OTC options and the assets used as “cover” for written OTC options are illiquid.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC Option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC Option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium paid for the option and any anticipated benefits of the transaction. Accordingly, FRIMCo or the money manager must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC Option will be satisfied. A Fund will engage in OTC Option transactions only with US Government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers” or broker/dealers, domestic or foreign banks or other financial institutions that have received (or the guarantors or the obligations of which have received) a short term credit rating of A–1 from S&P or P–1 from Moody’s or an equivalent rating from any nationally recognized statistical rating organization or, in the case of OTC currency transactions, determined to be of equivalent credit by FRIMCo the money manager for the Fund.

An option on a security (or securities index) is a contract that gives the purchaser of the option, in return for a premium, the right (but not the obligation) to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise price at any time during the option period. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier (established by the exchange upon which the stock index is traded) for the index option. (An index is designed to reflect specified facets of a particular financial or securities market, a specified group of financial instruments or securities, or certain economic indicators.) Options on securities indexes are similar to options on specific securities except that settlement is in cash and gains and losses depend on price movements in the stock market generally (or in a particular industry or segment of the market), rather than price movements in the specific security.

A Fund may purchase a call option on securities to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability or desire to purchase such securities in an orderly manner or employed as a cost-efficient alternative to acquiring the securities for which the option is intended to serve as a proxy. A Fund may purchase a put option on securities to protect holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate to one another.

A Fund will write call options and put options only if they are “covered.” In the case of a call option on a security, the option is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are placed in a segregated account by the Custodian) upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if the Fund maintains with the Custodian liquid assets equal to the contract value. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (1)

equal to or less than the exercise price of the call written, or (2) greater than the exercise price of the call written, provided the difference is maintained by the Fund in liquid assets in a segregated account with the Custodian. A put option on a security or an index is “covered” if the Fund maintains liquid assets equal to the exercise price in a segregated account with the Custodian. A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is (1) equal to or greater than the exercise price of the put written, or (2) less than the exercise price of the put written, provided the difference is maintained by the Fund in liquid assets in a segregated account with the Custodian.

If an option written by a Fund expires, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires unexercised, the Fund realizes a capital loss (long or short–term depending on whether the Fund’s holding period for the option is greater than one year) equal to the premium paid.

To close out a position when writing covered options, a Fund may make a “closing purchase transaction,” which involves purchasing an option on the same security with the same exercise price and expiration date as the option which it previously wrote on the security. To close out a position as a purchaser of an option, a Fund may make a “closing sale transaction,” which involves liquidating the Fund’s position by selling the option previously purchased. The Fund will realize a profit or loss from a closing purchase or sale transaction depending upon the difference between the amount paid to purchase an option and the amount received from the sale thereof.

Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be affected when the Fund desires.

A Fund will realize a capital gain from a closing transaction on an option it has written if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. With respect to closing transactions on purchased options, the capital gain or loss realized will be short or long–term depending on the holding period of the option closed out. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

The premium paid for a put or call option purchased by a Fund is an asset of the Fund. The premium received for an option written by a Fund is recorded as a liability. The value of an option purchased or written is marked–to–market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

Risks Associated With Options On Securities And Indexes. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well–conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment (i.e., the premium paid) on the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.

As the writer of a covered call option, a Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained a risk of loss should the price of the underlying security decline. Where a Fund writes a put option, it is exposed during the term of the option to a decline in the price of the underlying security.

If trading were suspended in an option purchased by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund’s securities during the period the option was outstanding.

Options On Foreign Currency. A Fund may buy and sell put and call options on foreign currencies either on exchanges or in the over–the–counter market for the purpose of hedging against changes in future currency exchange rates or to effect investment transactions consistent with a Fund’s investment objective and strategies. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time the option expires. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option expires. Currency options traded on US or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options. Over–the–counter options differ from traded options in that they are two–party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange–traded options.

Futures Contracts And Options On Futures Contracts. A Fund may invest in interest rate futures contracts, foreign currency futures contracts, or stock index futures contracts, and options thereon that are traded on a US or foreign exchange or board of trade or over–the–counter. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of financial instruments (such as GNMA certificates or Treasury bonds) or foreign currency or the cash value of an index at a specified price at a future date. A futures contract on an index (such as the S&P 500®) is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on US exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Although the value of an index may be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering several indexes as well as a number of financial instruments and foreign currencies. For example: the S&P 500®; the Russell 2000®; Nikkei 225; CAC–40; FT–SE 100; the NYSE composite; US Treasury bonds; US Treasury notes; GNMA Certificates; three–month US Treasury bills; Eurodollar certificates of deposit; the Australian Dollar; the Canadian Dollar; the British Pound; the German Mark; the Japanese Yen; the French Franc; the Swiss Franc; the Mexican Peso; and certain multinational currencies, such as the European Currency Unit (“ECU”). It is expected that other futures contracts will be developed and traded in the future.

Frequently, using futures to affect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred.

Each Fund may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed.

A Fund will only enter into futures contracts or options on futures contracts which are standardized and traded on a US or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. A Fund will enter into a futures contract only if the contract is “covered” or if the Fund at all times maintains with its custodian liquid assets equal to or greater than the fluctuating value of the contract (less any margin or deposit). A Fund will write a call or put option on a futures contract only if the option is “covered.” For a discussion of how to cover a written call or put option, see “Options on Securities and Indexes” above.

A Fund may enter into futures contracts and options on futures contracts for “bona fide hedging” purposes, as defined under the rules of the Commodity Futures Trading Commission (the “CFTC”). A Fund may also enter into futures contracts and options on futures contracts for non hedging purposes provided the aggregate initial margin and premiums required to establish such non-hedging positions will not exceed 5% of the Fund’s net assets.

As long as required by regulatory authorities, each Fund will limit its use of futures contracts and options on futures contracts to hedging transactions and, within such 5% limits, to effect investment transactions consistent with a Fund’s investment objective and strategies. For example, a Fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Fund’s securities or the price of the securities which the Fund intends to purchase. Additionally, a Fund may use futures contracts to create equity exposure for its cash reserves for liquidity purposes.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with the Custodian (or broker, if legally permitted) a specified amount of cash or US government securities (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each Fund expects to earn interest income on its initial margin deposits.

A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by a Fund, but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Fund will mark–to– market its open futures positions.

A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

Limitations On Use Of Futures And Options On Futures Contracts. A Fund will not enter into a futures contract or futures option contract for purposes other than hedging if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are “in–the–money,” would exceed 5% of the Fund’s total assets. A call option is “in–the–money” if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is “in–the–money” if the exercise price exceeds the value of the futures contract that is the subject of the option.

When purchasing a futures contract, a Fund will maintain (and mark–to–market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price equal to or higher than the price of the contract held by the Fund.

When selling a futures contract, a Fund will maintain (and mark–to–market on a daily basis) liquid assets that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may “cover” its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in segregated liquid assets).

When selling a call option on a futures contract, a Fund will maintain (and mark–to–market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may “cover” its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

When selling a put option on a futures contract, a Fund will maintain (and mark–to–market on a daily basis) liquid assets that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may “cover” the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

The Funds are limited in entering into futures contracts and options on futures contracts to positions which constitute “bona fide hedging” positions within the meaning and intent of applicable CFTC rules and, with respect to positions for non-hedging purposes, to positions for which the aggregate initial margins and premiums will not exceed 5% of the net assets of a Fund.

The requirements for qualification as a regulated investment company also may limit the extent to which a Fund may enter into futures, options on futures contracts or forward contracts. See “Taxes.”

Risks Associated With Futures And Options On Futures Contracts. There are several risks associated with the use of futures and options on futures contracts as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and options on futures contracts on securities, including technical influences in futures trading and options on futures contracts, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities and creditworthiness of issuers. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well–conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed.

Index Swap Agreements. The Funds, other than the Money Market Funds, may enter into index swap agreements as an additional hedging strategy for cash reserves held by those Funds or to effect investment transactions consistent with these Fund’s investment objective and strategies. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, the two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular investments or instruments. The returns to be exchanged between the parties are calculated with respect to a “notional amount” (i.e. a specified dollar amount that is hypothetically invested in a “basket” of securities representing a particular index).

Under most swap agreements entered into by these Funds, the parties’ obligations are determined on a “net basis.” Consequently, a Fund’s obligations or rights under a swap agreement will generally be equal only to a net amount based on the relative values of the positions held by each party. A Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating cash or other liquid assets to avoid any potential leveraging of a Fund’s portfolio. No Fund will enter into a swap agreement with any single party if the net amount owned or to be received ender existing contracts with that party would exceed 5% of that Fund’s assets.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting as both principals and agents using standardized swap documentation. As a result, the swap market has become relatively liquid.

A Fund may not receive the expected amount under a swap agreement if the other party to the agreement defaults or becomes bankrupt. The market for swap agreements is largely unregulated. The Funds will only enter into swap agreements with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Funds’ repurchase agreement guidelines.

Foreign Currency Futures Contracts. The Funds are also permitted to enter into foreign currency futures contracts in accordance with their investment objectives and as limited by the procedures outlined above.

A foreign currency futures contract is a bilateral agreement pursuant to which one party agrees to make, and the other party agrees to accept delivery of a specified type of debt security or currency at a specified price. Although such futures contacts by their terms call for actual delivery or acceptance of debt securities or currency, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

The Funds may sell a foreign currency futures contract to hedge against possible variations in the exchange rate of the foreign currency in relation to the US dollar or to effect investment transactions consistent with the Funds’ investment objectives and strategies. When a manager anticipates a significant change in a foreign exchange rate while intending to invest in a foreign security, a Fund may purchase a foreign currency futures contract to hedge against a rise in foreign exchange rates pending completion of the anticipated transaction or as a means to gain portfolio exposure to that currency. Such a purchase would serve as a temporary measure to protect the Fund against any rise in the foreign exchange rate which may add additional costs to acquiring the foreign security position. The Funds may also purchase call or put options on foreign currency futures contracts to obtain a fixed foreign exchange rate. The Funds may purchase a call option or write a put option on a foreign exchange futures contract to hedge against a decline in the foreign exchange rates or the value of its foreign securities. The Funds may write a call option on a foreign currency futures contract as a partial hedge against the effects of declining foreign exchange rates on the value of foreign securities or as a means to gain portfolio exposure to a currency.

Forward Foreign Currency Exchange Transactions (“Forward Currency Contracts”). The Funds may engage in forward currency contracts to hedge against uncertainty in the level of future exchange rates or to effect investment transactions consistent with the Funds’ investment objectives and strategies. The Funds will conduct their forward foreign currency exchange transactions either on a spot (i.e. cash) basis at the rate prevailing in the currency exchange market, or through entering into forward currency exchange contracts (“forward contract”) to purchase or sell currency at a future date. A forward contract involves an obligation to purchase or sell a specific currency. For example, to exchange a certain amount of US dollars for a certain amount of Japanese Yen––at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward currency contracts are (a) traded in an interbank market conducted directly between currency traders (typically, commercial banks or other financial institutions) and their customers, (b) generally have no deposit requirements and (c) are consummated without payment of any commissions. A Fund may, however, enter into forward currency contracts containing either or both deposit requirements and commissions. In order to assure that a Fund’s forward currency contracts are not used to achieve investment leverage, the Fund will segregate liquid assets in an amount at all times equal to or exceeding the Fund’s commitments with respect to these contracts. The Funds may engage in a forward contract that involves transacting in a currency whose changes in value are considered to be linked (a proxy) to a currency or currencies in which some or all of the Funds’ portfolio securities are or are expected to be denominated. A Fund’s dealings in forward contracts may involve hedging involving either specific transactions or portfolio positions or taking a position in a foreign currency. Transaction hedging is the purchase or sale of foreign currency with respect to specific receivables or payables of the Funds generally accruing in connection with the purchase or sale of their portfolio securities. Position hedging is the sale of foreign currency with respect to portfolio security positions denominated or quoted in the currency. A Fund may not enter into a forward currency contract to sell a particular currency to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in or currency convertible into that particular currency (or another currency or aggregate of currencies which act as a proxy for that currency). The Funds may enter into a forward currency contract to purchase a currency other than that held in the Funds’ portfolios. If a Fund enters into a forward currency contract, liquid assets will be segregated in an amount equal to the value of the Fund’s total assets committed to the consummation of the forward contract. If the value of the securities that are segregated declines, additional liquid assets will be segregated so that the value of the segregated liquid assets will equal the amount of the Fund’s commitment with respect to the contract. Forward currency transactions may be made from any foreign currency into US dollars or into other appropriate currencies.

At or before the maturity of a forward foreign currency contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward currency contract prices. Should forward prices decline during the period between the Fund’s entering into a forward contract for the sale of a currency and the date that it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent that the price of the currency that it has agreed to sell exceeds the price of the currency that it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency that it has agreed to sell. There can be no assurance that new forward currency contracts or offsets will be available to a Fund.

Upon maturity of a forward currency contract, the Funds may (a) pay for and receive, or deliver and be paid for, the underlying currency, (b) negotiate with the dealer to roll over the contract into a new forward currency contract with a new future settlement date or (c) negotiate with the dealer to terminate the forward contract by entering into an offset with the currency trader whereby the parties agree to pay for and receive the difference between the exchange rate fixed in the contract and the then current exchange rate. A Fund also may be able to negotiate such an offset prior to maturity of the original forward contract. There can be no assurance that new forward contracts or offsets will always be available to the Funds.

The cost to a Fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because transactions in currency exchange are usually conducted on a principal basis, no fees or commissions are involved. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward foreign currency contracts limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they limit any potential gain that might result should the value of the currency increase.

If a devaluation is generally anticipated, a Fund may be able to contract to sell the currency at a price above the devaluation level that it anticipates. A Fund will not enter into a currency transaction if, as a result, it will fail to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”), for a given year.

Forward foreign currency contracts are not regulated by the SEC. They are traded through financial institutions acting as market–makers. In the forward foreign currency market, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Moreover, a trader of forward contracts could lose amounts substantially in excess of its initial investments, due to the collateral requirements associated with such positions.

The market for forward currency contracts may be limited with respect to certain currencies. These factors will restrict a Fund’s ability to hedge against the risk of devaluation of currencies in which the Fund holds a substantial quantity of securities and are unrelated to the qualitative rating that may be assigned to any particular portfolio security. Where available, the successful use of forward currency contracts draws upon a money manager’s special skills and experience with respect to such instruments and usually depends on the money manager’s ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, a Fund may not achieve the anticipated benefits of forward currency contracts or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange–traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to forward currency contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of such instruments and movements in the price of the securities and currencies hedged or used for cover will not be perfect. In the case of proxy hedging, there is also a risk that the perceived linkage between various currencies may not be present or may not be present during the particular time a Fund is engaged in that strategy.

A Fund’s ability to dispose of its positions in forward currency contracts will depend on the availability of active markets in such instruments. It is impossible to predict the amount of trading interest that may exist in various types of forward currency contracts. Forward currency contracts may be closed out only by the parties entering into an offsetting contract. Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes set forth above.

Forward foreign currency transactions are subject to the additional risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (1) other complex foreign, political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non–business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, (5) lesser trading volume and (6) that a perceived linkage between various currencies may not persist throughout the duration of the contracts.

Swap Agreements. The Fixed Income I, Fixed Income III, Short Duration Bond, Diversified Bond and Multistrategy Bond Funds may enter into swap agreements, on either an asset-based or liability-based basis, depending on whether they are hedging their assets or their liabilities, and will usually enter into swaps on a net basis, i.e., the two payment streams are netted out, with the

Funds receiving or paying, as the case may be, only the net amount of the two payments. When a Fund engages in a swap, it exchanges its obligations to pay or rights to receive payments for the obligations or rights to receive payments of another party (i.e., an exchange of floating rate payments for fixed rate payments).

The Fund may enter into several different types of agreements including interest rate, credit and currency swaps. Interest rate swaps are a counterparty agreement and can be customized to meet each party’s needs and involves the exchange of a fixed payment per period for a payment that is not fixed. Currency swaps are an agreement where two parties exchange specified amounts of different currencies which are followed by a series of interest payments that are exchanged based on the principal cash flow. At maturity the principal amounts are exchanged back. Credit default swaps are a counterparty agreement which allows the transfer of third party credit risk (the possibility that a issuer will default on their obligation by failing to pay principal or interest in a timely manner) from one party to another. The lender faces the credit risk from a third party and the counterparty in the swap agrees to insure this risk in exchange for regular periodic payments.

The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of their portfolios or to protect against any increase in the price of securities they anticipate purchasing at a later date. Inasmuch as these hedging transactions are entered into for good faith hedging purposes, the money managers and the Funds believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to the Funds’ borrowing restrictions. The net amount of the excess, if any, of the Funds’ obligations over their entitlements with respect to each swap will be accrued on a daily basis and an amount of cash or liquid high-grade debt securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Funds’ custodian. To the extent that the Funds enter into swaps on other than a net basis, the amount maintained in a segregated account will be the full amount of the Funds’ obligations, if any, with respect to such interest rate swaps, accrued on a daily basis. The Funds will not enter into any swaps unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into such transaction. If there is a default by the other party to such a transaction, the Funds will have contractual remedies pursuant to the agreement related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If a money manager using this technique is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of a Fund would diminish compared to what it would have been if this investment technique were not used.

A Fund may only enter into interest rate swaps to hedge its portfolio. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Funds are contractually obligated to make. If the other party to an interest rate swap defaults, the Funds’ risk of loss consists of the net amount of interest payments that the Funds are contractually entitled to receive. Since interest rate swaps are individually negotiated, the Funds expect to achieve an acceptable degree of correlation between their rights to receive interest on their portfolio securities and their rights and obligations to receive and pay interest pursuant to interest rate swaps.

Additional Risks Of Options On Securities, Futures Contracts, Options On Futures Contracts, And Forward Currency Exchange Contract And Options Thereon. Options on securities, futures contracts, options on futures contracts, currencies and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (1) other complex foreign, political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non–business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (5) lesser trading volume.

Hedging Strategies. The Funds, other than the money market funds, may use equity or fixed income securities and derivatives such as index futures contracts, futures options, exchange traded and over–the–counter options and/or index or interest rate swaps as hedging strategies for cash reserves held by those Funds. For example: cash reserves are exposed to the performance of appropriate markets through the performance of index futures contracts. As a result, a Fund will realize gains or losses based on the performance of the appropriate market corresponding to the relevant indexes for which futures contracts have been purchased. Thus, each Fund’s cash reserves will always be fully exposed to the performance of appropriate markets.

Financial futures contracts may be used by the International, Emerging Markets, Fixed Income I, Fixed Income III, International Securities, Diversified Bond, Short Duration Bond, Multistrategy Bond and Tax Exempt Bond Funds as a hedge during or in anticipation of adverse market events such as, in the case of the bond Funds, interest rate changes. For example: if interest rates were anticipated to rise, financial futures contracts would be sold (short hedge) which would have an effect similar to selling bonds. Once interest rates increase, fixed–income securities held in a Fund’s portfolio would decline, but the futures contract value would decrease, partly offsetting the loss in value of the fixed–income security by enabling the Fund to repurchase the futures contract at a lower price to close out the position.

The Funds may purchase a put and/or sell a call option on a stock index futures contract instead of selling a futures contract in anticipation of an equity market decline. Purchasing a call and/or selling a put option on a stock index futures contract is used instead of buying a futures contract in anticipation of an equity market advance, or to temporarily create an equity exposure for cash reserves until those balances are invested in equities. Options on financial futures are used in a similar manner in order to hedge portfolio securities against anticipated market changes.

Risk Associated with Hedging Strategies. There are certain investment risks in using futures contracts and/or options as a hedging technique. One risk is the imperfect correlation between price movement of the futures contracts or options and the price movement of the portfolio securities, stock index or currency subject of the hedge. The risk increases for the Tax Exempt Bond Fund since financial futures contracts that may be engaged in are on taxable securities rather than tax exempt securities. There is no assurance that the price of taxable securities will move in a similar manner to the price of tax exempt securities. Another risk is that a liquid secondary market may not exist for a futures contract causing a Fund to be unable to close out the futures contract thereby affecting the Fund’s hedging strategy.

In addition, foreign currency options and foreign currency futures involve additional risks. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions could also be adversely affected by (1) other complex foreign, political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non– business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (5) lesser trading volume.

Depositary Receipts. A Fund may hold securities of foreign issuers in the form of American Depositary Receipts (“ADRs”), American Depositary Shares (“ADSs”) and European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), or other securities convertible into securities of eligible European or Far Eastern issuers. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. ADRs and ADSs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts (“CDRs”), are issued in Europe typically by foreign banks and trust companies and evidence ownership of either foreign or domestic securities. Generally, ADRs and ADSs in registered form are designed for use in United States securities markets and EDRs in bearer form are designed for use in European securities markets. GDRs allow companies in Europe, Asia, the United States and Latin America to offer shares in many markets around the world. GDRs are traded on major stock exchanges, particularly the London SEAQ International trading system. For purposes of a Fund’s investment policies, the Fund’s investments in ADRs, ADSs and EDRs will be deemed to be investments in the equity securities representing securities of foreign issuers into which they may be converted.

ADR facilities may be established as either “unsponsored” or “sponsored.” While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants. A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depositary requests a letter of non–objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into US dollars, the disposition of non–cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders with respect to the deposited securities. Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. The deposit agreement sets out the rights and responsibilities of the issuer, the depositary and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The Funds may invest in sponsored and unsponsored ADRs.

ETF’S or Exchange Traded Funds. The Funds, other than the Money Market Funds, may invest in shares of open-end mutual funds or unit investment trusts that are traded on a stock exchange, called exchange-traded funds or ETFs. Typically, an ETF seeks to track the performance of an index, such as the S&P 500® or the NASDAQ 100, by holding in its portfolio either the same securities that comprise the index, or a representative sample of the index. Investing in an ETF will give a fund exposure to the securities comprising the index on which the ETF is based, and the Funds will gain or lose value depending on the performance of the index. ETFs have expenses, including advisory and administrative fees paid by ETF shareholders, and, as a result, an investor in the Funds is subject to a duplicate level of fees if a Fund invests in ETFs.

Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are bought and sold based on market values throughout each trading day, and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value. Currently, the Funds intend to invest only in ETFs that track equity market indices. The portfolios held by these ETFs are publicly disclosed on each trading day, and an approximation of actual net asset value is disseminated throughout the trading day. Because of this transparency, the trading prices of these index-based ETFs tend to closely track the actual net asset value of the underlying portfolios. If available, the Funds may invest in ETFs that are based on fixed income indices, or that are actively managed. Actively managed ETFs will likely not have the transparency of index based ETFs, and therefore, may be more likely to trade at a discount or premium to actual net asset values. If an ETF held by the fund trades at a discount to net asset value, the fund could lose money even if the securities in which the ETF invests go up in value.

Common Stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity’s preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Preferred Stocks. Preferred stocks are shares of a corporation or other entity that pay dividends at a specified rate and have precedence over common stock in the payment of dividends. If the corporation or other entity is liquidated or declares bankruptcy, the claims of owners of preferred stock will have precedence over the claims of owners of common stock, but not over the claims of owners of bonds. Some preferred stock dividends are non-cumulative, but some are “cumulative,” meaning that they require that all or a portion of prior unpaid dividends be paid to preferred stockholders before any dividends are paid to common stockholders. Certain preferred stock dividends are “participating” and include an entitlement to a dividend exceeding the specified dividend rate in certain cases. Investments in preferred stocks carry many of the same risks as investments in common stocks and debt securities.

Convertible Securities. Convertible securities entitle the holder to acquire the issuer’s common stock by exchange or purchase for a predetermined rate. Convertible securities can be bonds, note, debentures, preferred stock or other securities which are convertible into common stock. Convertible securities are subject both to the credit and interest rate risks associated with fixed income securities and to the stock market risk associated with equity securities. Convertible securities rank senior to common stocks in a corporation’s capital structure. They are consequently of higher quality and entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The Funds may purchase convertible securities rated Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”) or BB or lower by Standard & Poor’s Ratings Group (“S&P”) and may also purchase non-rated securities considered by the manager to be of comparable quality. Although the fund selects these securities primarily on the basis of their equity characteristics, investors should be aware that debt securities rated in these categories are considered high risk securities; the rating agencies consider them speculative, and payment of interest and principal is not considered well assured. To the extent that such convertible securities are acquired by the fund, there is a greater risk as to the timely payment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher rated convertible securities.

Real Estate Investment Trusts. The Funds may invest in equity real estate investment trusts (“REITs”). REITs are entities which either own properties or make construction or mortgage loans. Equity REITs own real estate directly and the value of, and income earned by, the trust depends upon the income of the underlying properties and the rental income they earn. Equity REITs can also realize capital gains by selling properties that have appreciated in value. A Fund’s investments in REITs are subject to the risks associated with particular properties and with the real estate market in general, including the risks of a general downturn in real estate values. The value of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill. A Fund’s investments in REITs is also subject to heavy cash flow dependency, or tenant defaults, self-liquidation, the possibility of failing to qualify for tax-free status under the Internal Revenue Code of 1986, as amended (the “Code”), and failing to maintain exemption from the 1940 Act. By investing in REITs indirectly through the Fund, a shareholder will bear expenses of the REITs in addition to expenses of the Fund.

Commercial Paper. Commercial paper consists of short-term (usually 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations.

Asset-Backed Commercial Paper. Asset-backed commercial paper is commercial paper issued by a bankruptcy remote special purpose entity to fund the acquisition of financial assets (such as trade receivables, commercial loans, auto and equipment loans, leases or collateral debt obligations) that is repaid from the cash flows of those receivables on a specific date.

Variable Amount Master Demand Notes. The Money Market Fund may invest in variable amount master demand notes. Variable amount master demand notes are unsecured obligations redeemable upon notice that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements with the issuer of the instrument. A variable amount master demand note differs from ordinary commercial paper in that (1) it is issued pursuant to a written agreement between the issuer and the holders, (2) its amount may, from time to time, be increased (may be subject to an agreed maximum) or decreased by the holder of the issue, (3) it is payable on demand, (4) its rate of interest payable varies with an agreed upon formula and (5) it is not typically rated by a rating agency.

Bank Instruments. The Diversified Bond, Multistrategy Bond, Short Duration Bond, Money Market, Fixed Income I and Fixed Income III Funds may invest in bank instruments, which include Eurodollar certificates of deposit (“ECDs”), Eurodollar time deposits (“ETDs”) and Yankee Certificates of deposit (“Yankee CDs”). ECDs, ETDs, and Yankee CDs are subject to somewhat different risks from the obligations of domestic banks. ECDs are US dollar denominated certificates of deposit issued by foreign branches of US and foreign banks; ETDs are US dollar denominated time deposits in a foreign branch of a US bank or a foreign bank; and Yankee CDs are certificates of deposit issued by a US branch of a foreign bank denominated in US dollars and held in the United States. Different risks may also exist for ECDs, ETDs, and Yankee CDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as reserve requirements, loan limitations, examinations, accounting, auditing and recordkeeping, and the public availability of information. These factors will be carefully considered by the money managers when evaluating credit risk in the selection of investments for the Multistrategy Bond Fund, Diversified Bond Fund, Short Duration Bond Fund, Money Market Fund and Fixed Income I Fund.

Indexed Commercial Paper. Indexed commercial paper is US–dollar denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on indexed commercial paper is established at maturity as a function of spot exchange rates between the US dollar and a designated currency as of or about that time. The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on US–dollar denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity. While such commercial paper entails risk of loss of principal, the potential risk for realizing gains as a result of changes in foreign currency exchange rates enables a Fund to hedge (or cross–hedge) against a decline in the US dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. Currently only the Fixed Income III and Multistrategy Bond Funds intend to invest in indexed commercial paper, and then only for hedging purposes.

US Government Obligations. The types of US government obligations the Funds may purchase include: (1) a variety of US Treasury obligations which differ only in their interest rates, maturities and times of issuance: (a) US Treasury bills at time of issuance have maturities of one year or less, (b) US Treasury notes at time of issuance have maturities of one to ten years and (c) US Treasury bonds at time of issuance generally have maturities of greater than ten years; (2) obligations issued or guaranteed by US government agencies and instrumentalities and supported by any of the following: (a) the full faith and credit of the US Treasury (such as Government National Mortgage Association participation certificates), (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury, (c) discretionary authority of the US government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks and Federal National Mortgage Association). No assurance can be given that the US government will provide financial support to such US government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d) in the future, other than as set forth above, since it is not obligated to do so by law. Accordingly, such US government obligations may involve risk of loss of principal and interest. The Funds may invest in fixed–rate and floating or variable rate US government obligations. The Funds may purchase US government obligations on a forward commitment basis.

STRIPS. The Funds may invest in STRIPS (Separate Trading of Registered Interest and Principal of Securities). STRIPS are created by separating the interest and principal components of an outstanding US Treasury or agency note or bond and selling them as individual securities. STRIPS generally trade like zero coupon securities, which do not pay interest periodically but accrue interest until maturity. STRIPS tend to be subject to the same risks as zero coupon securities. The market prices of STRIPS generally are more volatile than the market prices of securities with similar maturities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality.

Variable And Floating Rate Securities. A floating rate security is one whose terms provide for the automatic adjustment of an interest rate whenever a specified interest rate changes. A variable rate security is one whose terms provide for the automatic establishment of a new interest rate on set dates. The interest rate on floating rate securities is ordinarily tied to and is a specified margin above or below the prime rate of a specified bank or some similar objective standard, such as the yield on the 90–day US Treasury Bill rate, and may change as often as daily. Generally, changes in interest rates on variable and floating rate securities will reduce changes in the securities’ market value from the original purchase price resulting in the potential for capital appreciation or capital depreciation being less than for fixed–income obligations with a fixed interest rate.

The U.S. Government Money Market Fund may purchase variable rate US government obligations which are instruments issued or guaranteed by the US government, or an agency or instrumentality thereof, which have a rate of interest subject to adjustment at regular intervals but no less frequently than annually. Variable rate US government obligations whose interest rates are readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.

Warrants. Warrants are instruments which entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss.

Zero Coupon Securities. Zero coupon securities are notes, bonds and debentures that (1) do not pay current interest and are issued at a substantial discount from par value, (2) have been stripped of their unmatured interest coupons and receipts or (3) pay no interest until a stated date one or more years into the future. These securities also include certificates representing interests in such stripped coupons and receipts. Zero coupon securities trade at a discount from their par value and are subject to greater fluctuations of market value in response to changing interest rates.

Mortgage–Related And Other Asset–Backed Securities. The forms of mortgage–related and other asset–backed securities the Funds may invest in include the securities described below:

Mortgage Pass–Through Securities. Mortgage pass–through securities are securities representing interests in “pools” of mortgages in which payments of both interest and principal on the securities are generally made monthly. The securities are “pass–through” securities because they provide investors with monthly payments of principal and interest which in effect are a “pass–through” of the monthly payments made by the individual borrowers on the underlying mortgages, net of any fees paid to the issuer or guarantor. The principal governmental issuer of such securities is the Government National Mortgage Association (“GNMA”), which is a wholly owned US government corporation within the Department of Housing and Urban Development. Government related issuers include the Federal Home Loan Mortgage Corporation (“FHLMC”), a corporate instrumentality of the United States created pursuant to an Act of Congress, and which is owned entirely by the Federal Home Loan Banks, and the Federal National Mortgage Association (“FNMA”), a government sponsored corporation owned entirely by private stockholders. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass–through pools of conventional residential mortgage loans. Such issuers may be the originators of the underlying mortgage loans as well as the guarantors of the mortgage–related securities.

Collateralized Mortgage Obligations. Collateralized mortgage obligations (“CMOs”) are hybrid instruments with characteristics of both mortgage–backed bonds and mortgage pass–through securities. Similar to a bond, interest and pre–paid principal on a CMO are paid, in most cases, monthly. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage passthrough securities guaranteed by GNMA, FHLMC, or FNMA. CMOs are structured into multiple classes (or “tranches”), with each class bearing a different stated maturity.

Asset–Backed Securities. Asset–backed securities represent undivided fractional interests in pools of instruments, such as consumer loans, and are similar in structure to mortgage–related pass–through securities. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as a letter of credit liquidity support, surety bond, limited guarantee by another entity or by priority to certain of the borrower’s other securities. The degree of enhancement varies, generally applying only until exhausted and covering only a fraction of the security’s par value. If the credit enhancement held by a Fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may experience loss or delay in receiving payment and a decrease in the value of the security.

Risk Factors. Prepayment of principal on mortgage or asset–backed securities may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Like other fixed–income securities, the value of mortgage–related securities is affected by fluctuations in interest rates.

Loan Participations. The Funds may purchase participations in commercial loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. In purchasing the loan participations, a Fund assumes the credit risk associated with the corporate buyer and may assume the credit risk associated with the interposed bank or other financial intermediary. The participation may not be rated by a nationally recognized rating service. Further, loan participations may not be readily marketable and may be subject to restrictions on resale. Loan participations are generally illiquid investments and are priced through a nationally recognized pricing service which determines loan prices by surveying available dealer quotations. If the corporate borrower defaults on its obligations, a Fund may end up owning the underlying collateral.

Municipal Obligations. “Municipal obligations” are debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multi–state agencies or authorities the interest from which may be exempt from federal income tax in the opinion of bond counsel to the issuer. Municipal obligations include debt obligations issued to obtain funds for various public purposes and certain industrial development bonds issued by or on behalf of public authorities. Municipal obligations are classified as general obligation bonds, revenue bonds and notes.

Municipal Bonds. Municipal bonds generally have maturities of more than one year when issued and have two principal classifications — General Obligation Bonds and Revenue Bonds.

General Obligation Bonds – are secured by the issuer’s pledge of its faith, credit and taxing power for the payment of principal and interest.

Revenue Bonds – are payable only from the revenues derived from a particular facility or group of facilities or from the proceeds of special excise or other specific revenue service.

Industrial Development Bonds – are a type of revenue bond and do not generally constitute the pledge of credit of the issuer of such bonds but rather the pledge of credit by the core obligor. The payment of the principal and interest on such bonds is dependent on the facility’s user to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment. Industrial development bonds are issued by or on behalf of public authorities to raise money to finance public and private facilities for business, manufacturing, housing, ports, pollution control, airports, mass transit and other similar type projects.

Municipal Notes. Municipal notes generally have maturities of one year or less when issued and are used to satisfy short–term capital needs. Municipal notes include:

Tax Anticipation Notes – are issued to finance working capital needs of municipalities and are generally issued in anticipation of future tax revenues.

Bond Anticipation Notes – are issued in expectation of a municipality issuing a long–term bond in the future. Usually the long–term bonds provide the money for the repayment of the notes.

Revenue Anticipation Notes – are issued in expectation of receipt of other types of revenues such as certain federal revenues.

Construction Loan Notes – are sold to provide construction financing and may be insured by the Federal Housing Administration. After completion of the project, FNMA or GNMA frequently provides permanent financing.

Pre-Refunded Municipal Bonds – are bonds no longer secured by the credit of the issuing entity, having been escrowed with US Treasury securities as a result of a refinancing by the issuer. The bonds are escrowed for retirement either at original maturity or at an earlier call date.

Tax Free Commercial Paper – is a promissory obligation issued or guaranteed by a municipal issuer and frequently accompanied by a letter of credit of a commercial bank. It is used by agencies of state and local governments to finance seasonal working capital needs, or as short–term financing in anticipation of long–term financing.

Variable Rate Demand Notes – are long term, taxable, or tax-exempt bonds issued on a variable rate basis that can be tendered for purchase at par whenever rates reset upon seven-day notice by the investor. The bonds tendered are then resold by the remarketing agent in the secondary market to other investors. Variable Rate Demand Notes can be converted to a long term fixed rate security upon appropriate notice by the issuer.

Tax Free Participation Certificates – are tax free floating, or variable rate demand notes which are issued by a municipal or governmental entity that sells a participation in the note. They are usually purchased by the Tax Exempt Bond and Tax Free Money Market Funds to maintain liquidity. The Funds’ money managers will continually monitor the pricing, quality and liquidity of the floating and variable rate demand instruments held by the Funds, including the participation certificates.

A participation certificate gives a Fund an undivided interest in the municipal obligation in the proportion that the Fund’s participation interest bears to the total principal amount of the municipal obligation and provides the demand feature described below. Each participation is backed by: an irrevocable letter of credit or guaranty of a bank which may be the bank issuing the participation certificate, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the certificate of participation; or an insurance policy of an insurance company that the money manager has determined meets the prescribed quality standards for the Fund. The Fund has the right to sell the participation certificate back to the institution and draw on the letter of credit or insurance on demand after thirty days’ notice for all or any part of the full principal amount of the Fund’s participation interest in the security plus accrued interest. The Funds’ money managers intend to exercise the demand feature only (1) upon a default under the terms of the bond documents, (2) as needed to provide liquidity to the Funds in order to make redemptions of Fund Shares, or (3) to maintain the required quality of its investment portfolios.

The institutions issuing the participation certificates will retain a service and letter of credit fee and a fee for providing the demand feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the participations were purchased by a Fund. The total fees generally range from 5% to 15% of the applicable prime rate or other interest rate index. The Fund will attempt to have the issuer of the participation certificate bear the cost of the insurance. The Fund retains the option to purchase insurance if necessary, in which case the cost of insurance will be a capitalized expense of the Fund.

Demand Notes. The Tax Exempt Bond, Money Market and Tax Free Money Market Funds may purchase obligations with the right to a “put” or “stand– by commitment.” A “put” on a municipal obligation obligates the seller of the put to buy within a specified time and at an agreed upon price a municipal obligation the put is issued with. A stand–by commitment is a commitment by an underwriter to purchase for resale any part of a new issue offered to current shareholders in a rights offering which remains unsubscribed.

The Funds will enter into put and stand–by commitments with institutions such as banks and broker–dealers that the Funds’ money managers continually believe satisfy the Funds’ credit quality requirements. The ability of the Funds to exercise the put or stand–by commitment may depend on the seller’s ability to purchase the securities at the time the put or stand–by commitment is exercised or on certain restrictions in the buy back arrangement. Such restrictions may prohibit the Funds from exercising the put or stand–by commitment except to maintain portfolio flexibility and liquidity. In the event the seller would be unable to honor a put or stand–by commitment for financial reasons, the Funds may, in the opinion of Funds’ management, be a general creditor of the seller. There may be certain restrictions in the buy back arrangement which may not obligate the seller to repurchase the securities. (See, “Certain Investments — Municipal Notes –– Tax Free Participation Certificates.”)

The Tax Exempt Bond, Money Market and Tax Free Money Market Funds may purchase from issuers floating or variable rate municipal obligations some of which are subject to payment of principal by the issuer on demand by the Funds (usually not more than thirty days’ notice). The Funds may also purchase floating or variable rate municipal obligations or participations therein from banks, insurance companies or other financial institutions which are owned by such institutions or affiliated organizations. Each participation is usually backed by an irrevocable letter of credit, or guaranty of a bank or insurance policy of an insurance company.

Floating Rate Notes – are debt securities with coupons that are reset periodically against a benchmark rate, such as the Fed Funds Rate or the Prime Bank Rate. They offer the possibility of higher coupon payments in a rising interest rate environment.

Floating rate notes are issued by corporations or agencies such as the Federal Home Loan Bank, Fannie Mae and Freddie Mac. They may have additional features, for example, maximum or minimum coupons, or may change to a fixed rate in the future.

Economic and Monetary Union (EMU). EMU began on January 1, 1999 when 11 European countries adopted a single currency the euro, to become member states of EMU. On January 1, 2002, the number of member states increased to 12 when Greece also adopted the euro as its sole currency. Additional countries are likely to join the Euro-zone in the future, including some of the 10 countries (largely emerging economies of Eastern Europe) that joined the European Union on May 1, 2004. EMU may create new economic opportunities for investors, such as lower interest rates, increased cross-border mergers, acquisitions and similar restructurings, more efficient distribution and product packaging and greater competition. Budgetary decisions remain in the hands of each participating country, but are subject to each country’s commitment to avoid “excessive deficits” and other more specific budgetary criteria. A European Central Bank is responsible for monetary policy and setting the official interest rate within the Euro zone. Investors in EMU-participating countries are subject to unique risks and uncertainties, including: (i) monetary and economic union on this scale has never before been attempted; (ii) there is uncertainty whether participating countries will remain committed to EMU in the face of diverse and changing economic conditions; (iii) instability within EMU may increase the volatility of European markets and may adversely affect the prices of securities of European issuers in the fund’s portfolio; (iv) there is uncertainty concerning the fluctuation of the euro relative to non-Euro currencies; and (v) there is no assurance that interest rate, tax and labor regimes of EMU-participating countries will converge over time. These and other factors may cause market disruption and could adversely affect European securities and currencies held by the fund.

Investment In Foreign Securities. The Funds may invest in foreign securities traded on US or foreign exchanges or in the over–the–counter market. Investing in securities issued by foreign governments and corporations involves considerations and possible risks not typically associated with investing in obligations issued by the US government and domestic corporations. Less information may be available about foreign companies than about domestic companies, and foreign companies generally are not subject to the same uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies. The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including nationalization, expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods or restrictions affecting the prompt return of capital to the United States.

Investment In Emerging Markets. Foreign investment may include emerging market debt and emerging market stock. The Funds may invest in the following types of emerging market debt: bonds; notes and debentures of emerging market governments; debt and other fixed–income securities issued or guaranteed by emerging market government agencies, instrumentalities or central banks; and other fixed–income securities issued or guaranteed by banks or other companies in emerging markets which the money managers believe are suitable investments for the Funds. Emerging markets consist of countries determined by the money managers of a Fund to have developing or emerging economies and markets. These countries generally include every country in the world except the United States, Canada, Japan, Australia and most countries located in Western Europe. The considerations outlined above when making investments in foreign securities also apply to investments in emerging markets. The risks associated with investing in foreign securities are often heightened for investments in developing or emerging markets. Investments in emerging or developing markets involve exposure to economic structures that are generally less diverse and mature, and to political systems which can be expected to have less stability, than those of more developed countries. Moreover, the economies of individual emerging market countries may differ favorably or unfavorably from the US economy in such respects as the rate of growth in gross domestic product, the rate of inflation, capital reinvestment, resource self–sufficiency and balance of payments position. Because the Funds’ foreign securities will generally be denominated in foreign currencies, the value of such securities to the Funds will be affected by changes in currency exchange rates and in exchange control regulations. A change in the value of a foreign currency against the US dollar will result in a corresponding change in the US dollar value of the Funds’ foreign securities. In addition, some emerging market countries may have fixed or managed currencies which are not free–floating against the US dollar. Further, certain emerging market countries’ currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the US dollar. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Foreign Government Securities. Foreign government securities which the Funds may invest in generally consist of obligations issued or backed by the national, state or provincial government or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. These securities also include debt securities of “quasi–government agencies” and debt securities denominated in multinational currency units of an issuer.

Brady Bonds. The Fixed Income III, Multistrategy Bond, Short Duration Bond, International Securities Funds may invest in Brady Bonds, the products of the “Brady Plan,” under which bonds are issued in exchange for cash and certain of a country’s outstanding commercial bank loans. The Brady Plan offers relief to debtor countries that have effected substantial economic reforms. Specifically, debt reduction and structural reform are the main criteria countries must satisfy in order to obtain Brady Plan status. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily US–dollar) and are actively traded on the over–the–counter market.

Credit And Liquidity Enhancements. The Money Market Funds may invest in securities supported by credit and liquidity enhancements from third parties, generally letters of credit from foreign or domestic banks. Liquidity enhancements may be used to shorten the maturity of the debt obligation through a demand feature. Adverse changes in the credit quality of these institutions could cause losses to Money Market Funds that invest in these securities and may affect their share price.

Funding Agreements. The Money Market Fund may invest in various types of funding agreements. A funding agreement is an obligation of indebtedness negotiated privately between an investor and an insurance company. A funding agreement has a fixed maturity date and may have either a fixed or variable interest rate that is based on an index and guaranteed for a set time period. Because there is normally no secondary market for these investments, funding agreements purchased by the Fund may be regarded as illiquid and therefore will be subject to the Fund’s limitation on illiquid investments.

TAXES

Tax Information for All Funds

The information discussed in this section applies generally to all of the Funds, but is supplemented or modified in additional separate sections that are provided below for Tax-Exempt Bond Fund, Money Market Fund, U.S. Government Money Market Fund and Tax Free Money Market Fund.

Distributions of Net Investment Income. Each Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. If you are a taxable investor, any distributions by the Fund from such income (other than certain qualified dividend income, described below) will be taxable to you as ordinary income, whether you receive them in cash or in additional shares.

If you are an individual investor, a portion of the dividends you receive from certain Funds may be treated as “qualified dividend income” which is taxable to individuals at the same rates that are applicable to long-term capital gains. A Fund distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding period and other requirements are met. Fund distributions generally will not qualify as qualified dividend income to the extent attributable to interest, capital gains, REIT distributions and, in many cases, distributions from non-US corporations.

Distributions of Capital Gain. A Fund may realize a capital gain or loss in connection with sales or other dispositions of its portfolio securities. Distributions from net short-term capital gain will be taxable to you as ordinary income. Distributions from net long-term capital gain will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net capital gain realized by a Fund generally will be distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund.

Effect of Foreign Investments on Distributions. Most foreign exchange gain realized by a Fund on the sale of debt securities is treated as ordinary income. Similarly, foreign exchange loss realized on the sale of debt securities generally is treated as ordinary loss. This gain when distributed will be taxable to you as ordinary income, and any loss will reduce a Fund’s ordinary income otherwise available for distribution to you. This treatment could increase or decrease a Fund’s ordinary income distributions to you, and may cause some or all of the Fund’s previously distributed income to be classified as a return of capital. A return of capital generally is not taxable to you, but reduces the tax basis of your shares in the Fund. Any return of capital in excess of your basis is taxable as a capital gain.

Certain Funds may invest in foreign securities and may be subject to foreign withholding taxes on income from these securities. This, in turn, could reduce ordinary income distributions to you. If more than 50% of such a Fund’s total assets at the end of the fiscal year is invested in foreign securities, the Fund may elect to pass through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, the year-end statement you receive from the Fund will show more taxable income than was actually distributed to you. In that case, you will be entitled either to deduct your share of these taxes in computing your taxable income or to claim a foreign tax credit for these taxes against your US federal income tax (subject to limitations for certain shareholders). The Fund will provide you with the information necessary to complete your personal income tax return if it makes this election.

Information on the Amount and Tax Character of Distributions. Each Fund will inform you of the amount of your ordinary income and capital gain dividends at the time they are paid, and will advise you of its tax status for federal income tax purposes shortly after the end of each calendar year. If you have not held Fund shares for a full year, a Fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that may not be equal to the actual amount of this type of income earned during the period of your investment in the Fund. Taxable distributions declared by a Fund in October, November or December to shareholders of record in such a month but paid in January are taxable to you as if they were paid in December.

Election to be Taxed as a Regulated Investment Company. Each Fund intends to elect or has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”). Each Fund that has been in existence for more than one year has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, a Fund generally pays no federal income tax on the income and gain it distributes to you. The Board of Trustees reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders. In such a case, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gain, and distributions to you would be taxed as ordinary dividend income to the extent of the Fund’s earnings and profits.

Excise Tax Distribution Requirements. To avoid federal excise taxes, the Code requires a Fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve-month period ending October 31; and 100% of any undistributed amounts from the prior year. Each Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December) but can give no assurances that its distributions will be sufficient to eliminate all taxes.

Redemption of Fund Shares. Redemptions (including redemptions in kind) and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, or exchange them for shares of a different FRIC Fund, the IRS will require that you report any gain or loss on your redemption or exchange. If you held your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you held your shares.

Redemptions at a Loss Within Six Months of Purchase. Any loss incurred on a redemption or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by a Fund on those shares.

Wash Sales. All or a portion of any loss that you realize on a redemption of your Fund shares is disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules is added to your tax basis in the new shares.

US Government Securities. The income earned on certain US government securities is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by a Fund. The income on Fund investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association (GNMA) or Federal National Mortgage Association (FNMA) securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Dividends-Received Deduction for Corporations. If you are a corporate shareholder, a percentage of the dividends paid by certain Funds for the most recent fiscal year may have qualified for the dividends-received deduction. You may be allowed to deduct a portion of these qualified dividends, thereby reducing the tax that you would otherwise be required to pay on these dividends, if certain holding period and other requirements are met. The dividends-received deduction will be available only with respect to dividends designated by a Fund as eligible for such treatment. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation. If a Fund’s income is derived primarily from either investments in foreign rather than domestic securities or interest rather than dividends, generally none of its distributions are expected to qualify for the corporate dividends-received deduction.

Investment in Complex Securities. A Fund may invest in complex securities that may be subject to numerous special and complex tax rules. These rules could affect whether gain or loss recognized by the Fund is treated as ordinary or capital, or as interest or dividend income. These rules could also accelerate the recognition of income to the Fund (possibly causing the Fund to sell securities to raise the cash for necessary distributions). These rules could defer the Fund’s ability to recognize a loss, and, in limited cases, subject the Fund to US federal income tax on income from certain foreign securities. These rules could, therefore, affect the amount, timing, or character of the income distributed to you by the Fund.

Non-US Investors. Non-US investors may be subject to US withholding and estate taxes, and are subject to special US tax certification requirements. For Fund taxable years beginning after December 31, 2004 and before January 1, 2008, a portion of Fund distributions received by a non-US investor may, however, be exempt from US withholding tax to the extent attributable to US source interest income and capital gains. Also, for that same three-year period, US estate taxes may not apply to that portion of Shares held by a non-US investor that is attributable to Fund assets consisting of certain debt obligations or other property treated as not within the United States for US estate tax purposes. Fund distributions, if any, made during such three year period that are attributable to gains from the sale or exchange of “US real property interests,” which the Code defines to include direct holdings of US real property and interests (other than solely as a creditor) in “US real property holding corporations,” (including certain non-domestically-controlled REITs), will be taxable to non-US investors and will require such investors to file US income tax returns. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Fund.

Backup Withholding. By law, each Fund must withhold a portion of your taxable distributions and redemption proceeds unless you provide your correct social security or taxpayer identification number, certify that this number is correct, certify that you are not subject to backup withholding, and certify that you are a US person (including a US resident alien). A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the rate will be 28% for calendar years through 2010.

Additional Tax Information With Respect to the Tax-Exempt Bond Fund

The tax information described in “Tax Information for All Funds” above applies to the Tax-Exempt Bond Fund, except as noted in this section.

Exempt-Interest Dividends. By meeting certain requirements of the Code, the Fund qualifies to pay exempt-interest dividends to you. These dividends are derived from interest income exempt from regular federal income tax, and are not subject to regular federal income tax when they are paid to you. In addition, to the extent that exempt-interest dividends are derived from interest on obligations of a state or its political subdivisions, or from interest on qualifying US territorial obligations (including qualifying obligations of Puerto Rico, the US Virgin Islands and Guam), they also may be exempt from that state’s personal income taxes. Most states, however, do not grant tax-free treatment to interest on state and municipal securities of other states.

Dividends from Taxable Income. The Fund may earn taxable income from many sources, including income from temporary investments, discount from stripped obligations or their coupons, income from securities loans or other taxable transactions, and ordinary income from the sale of market discount bonds. Any distributions by the Fund from this income will be taxable to you as ordinary income, whether you receive them in cash or in additional shares. Because the Fund’s income is derived primarily from interest rather than dividends, none of its distributions are expected to qualify as qualified dividend income for individual shareholders.

Information on the Amount and Tax Character of Distributions. The Fund will inform you of the amount of your taxable ordinary income and capital gain dividends at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the end of each calendar year, including the portion of the distributions that on average are comprised of taxable income or interest income that is a tax preference item when determining your alternative minimum tax. If you have not held Fund shares for a full year, the Fund may designate and distribute to you, as taxable, tax-exempt or tax preference income, a percentage of income that may not be equal to the actual amount of this type of income earned during the period of your investment in the Fund. Taxable distributions declared by the Fund in October, November or December to shareholders of record in such a month but paid in January are taxed to you as if made in December.

Redemption at a Loss Within Six Months of Purchase. Any loss incurred on the redemption or exchange of shares held for six months or less will be disallowed to the extent of any exempt-interest dividends paid to you with respect to your Fund shares, and any remaining loss will be treated as a long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares.

Dividends-Received Deduction for Corporations. Because the Fund’s income is derived primarily from interest rather than dividends, none of its distributions are expected to qualify for the corporate dividends-received deduction.

Alternative Minimum Tax. Interest on certain private activity bonds, while exempt from regular federal income tax, is a preference item for you when determining your alternative minimum tax under the Code and under the income tax provisions of several states. Private activity bond interest could subject you to or increase your liability under the federal and state alternative minimum taxes, depending on your personal or corporate tax position. If you are a person defined in the Code as a substantial user (or person related to a user) of a facility financed by private activity bonds, you should consult with your tax adviser before buying shares of the Fund.

Treatment of Interest on Debt Incurred to Hold Fund Shares. Interest on debt you incur to buy or hold Fund shares may not be deductible for federal income tax purposes.

Loss of Status of Securities as Tax-Exempt. Failure of the issuer of a tax-exempt security to comply with certain legal or contractual requirements relating to the security could cause interest on the security, as well as Fund distributions derived from this interest, to become taxable, perhaps retroactively to the date the security was issued.

Additional Tax Information With Respect to the Money Market Fund, the U.S. Government Money Market Fund and the Tax Free Money Market Fund

The tax information described in “Tax Information for All Funds” above applies to the Money Market Fund, U.S. Government Money Market Fund and Tax Free Money Market Fund except as noted in this section.

Distributions of Net Investment Income. Each Fund typically pays dividends from its daily net income each day that its net asset value is calculated. The Fund’s daily net income includes accrued interest and any original issue or acquisition discount, less the estimated expenses of the Fund. Any distributions by the Fund from such income will be taxable to you as ordinary income, whether you receive them in cash or in additional shares. Because the Fund’s income is derived primarily from interest rather than dividends, none of its distributions are expected to qualify as qualified dividend income for individual shareholders.

Exempt-Interest Dividends (Only Applies to Tax Free Money Market Fund). By meeting certain requirements of the Code, the Tax Free Money Market Fund (but not the U.S. Government Money Market Fund nor the Money Market Fund) has qualified and continues to qualify to pay exempt-interest dividends to you. These dividends are derived from interest income exempt from regular federal income tax, and are not subject to regular federal income tax when they are distributed to you. In addition, to the extent that exempt-interest dividends are derived from interest on obligations of a state or its political subdivisions, or from interest on qualifying US territorial obligations (including qualifying obligations of Puerto Rico, the US Virgin Islands or Guam), they also may be exempt from that state’s personal income taxes. Most states generally do not grant tax-free treatment to interest on state and municipal securities of other states.

Dividends from Taxable Income (Only Applies to Tax Free Money Market Fund). The Tax Free Money Fund may earn taxable income from many sources, including on any temporary investments, the discount from stripped obligations or their coupons, income from securities loans or other taxable transactions, or ordinary income derived from the sale of market discount bonds. Any distributions by the Tax Free Money Market Fund from such income will be taxable to you as ordinary income, whether you receive them in cash or in additional shares. Because the Fund’s income is derived primarily from interest rather than dividends, none of its distributions are expected to qualify as qualified dividend income for individual shareholders.

Distributions of Capital Gain. A Fund may derive capital gain or loss in connection with sales or other dispositions of its portfolio securities. Distributions from net short-term capital gain will be taxable to you as ordinary income. Because each Fund is a money market fund, it does not expect to realize any long-term capital gain.

Maintaining a $1 Share Price. Gain and loss on the sale of portfolio securities and unrealized appreciation or depreciation in the value of these securities may require the money market funds to adjust distributions to maintain its $1 share price. These procedures may result in under- or over-distributions by the Fund of its net investment income.

Information on the Amount and Tax Character of Distributions. The Fund will inform you of the amount of your taxable ordinary income (including qualified dividend income) and capital gain dividends at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the end of each calendar year (including, for the Tax Free Money Market Fund, the portion of the distributions that on average are comprised of taxable income or interest income that is a tax preference item when determining your alternative minimum tax). If you have not held Fund shares for a full year, the Fund may designate and distribute to you, as taxable income (or tax-exempt or tax preference income for shareholders of the Tax Free Money Market Fund), a percentage of income that may not be equal to the actual amount of this type of income earned during the period of your investment in the Fund. Taxable distributions declared by the Fund in December but paid in January are taxed to you as if made in December.

Redemption of Fund Shares. Redemptions (including redemptions in kind) and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. Because each Fund tries to maintain a stable $1 share price, however, you should not expect to realize any capital gain or loss on the sale or exchange of your shares. For tax purposes, an exchange of your Fund shares for shares of a different FRIC Fund is the same as a sale.

Dividends-Received Deduction for Corporations. Because the Funds’ income is derived primarily from interest rather than dividends, none of its distributions are expected to qualify for the corporate dividends-received deduction.

Alternative Minimum Tax (Only Applies to Tax Free Money Market Fund). Interest on certain private activity bonds, while exempt from regular federal income tax, is a preference item for you when determining your alternative minimum tax under the Code and under the income tax provisions of several states. Private activity bond interest could subject you to or increase your liability under the federal and state alternative minimum taxes, depending on your personal or corporate tax position. If you are a person defined in the Code as a substantial user (or person related to a user) of a facility financed by private activity bonds, you should consult with your tax adviser before buying shares of the Fund.

At October 31, 2005, the following Funds had net tax basis capital loss carryforwards which may be applied against any realized net taxable gains of each succeeding year until their respective expiration dates, whichever occurs first. Available capital loss carryforwards and expiration dates are as follows:

Fund	10/31/06	10/31/07	10/31/08	10/31/09	10/31/10	10/31/11	10/31/12	10/31/13	TOTAL
Tax–Managed Large Cap	—	—	—	39,369,989	59,069,223	—	—	—	98,439,212

Fund	10/31/06	10/31/07	10/31/08	10/31/09	10/31/10	10/31/11	10/31/12	10/31/13	TOTAL
Tax–Managed Mid & Small Cap	—	—	—	—	10,128,842	—	—	—	10,128,842
International	—	—	—	—	—	4,998,152	—	—	4,998,152
Fixed Income I	—	—	—	—	—	—	—	3,909,179	3,909,179
Money Market	—	—	90,626	35,378	—	43,223	—	3,147	172,374
Diversified Bond	—	—	—	—	—	—	—	4,976,789	4,976,789
Short Duration Bond	—	—	—	—	—	—	—	10,278,948	10,278,948
Tax Exempt Bond	—	—	682,095	—	—	—	357,343	—	1,039,438
U.S. Gov’t. Money Market	762	1,782	8,484	15,034	2,688	17,267	4,791	22,845	73,653
Tax Free Money Market	—	—	68,310	59,628	19	—	4,408	—	132,365
Select Value*	—	8,697,269	451,724	2,362,680	362,611	—	—	—	11,874,284
Select Growth	—	—	—	2,811,082	14,206,106	263,497	—	—	17,280,685

*	Select Value Fund had a capital loss carryforward of $11,874,284 that it acquired from the Equity Income Fund and Equity III Fund of which $8,697,269, $451,724, $2,362,680 and $362,611 will expire on October 31 of the years 2007, 2008, 2009 and 2010, respectively. This capital loss carryforward can be utilized at a pace of up to $5,101,116 each year with any unused capital loss annual limitation carried over to each succeeding year or until its respective expiration dates, whichever occurs first.

MONEY MANAGER INFORMATION

DIVERSIFIED EQUITY FUND

Alliance Capital Management L.P., which acts as money manager to the Fund through its Bernstein Investment Research and Management Unit, is a limited partnership the majority ownership interests in which are held by its affiliates. Alliance Capital Management Corporation, an indirect wholly-owned subsidiary of AXA Financial, Inc., a publicly traded financial services organization, is the general partner of both Alliance Capital Management L.P. and Alliance Capital Management Holding L.P. On a combined basis as of June 30, 2002, AXA Financial, Inc. has a 53% economic interest in Alliance Capital’s business. The remaining economic interest is held by unaffiliated unit holders (32%) and employees (15%).

Ark Asset Management Co., Inc. is a wholly-owned subsidiary of Ark Asset Holdings, Inc., which is primarily controlled by C. Charles Hetzel.

Institutional Capital Corporation is controlled by its majority shareholder, Robert H. Lyon.

Marsico Capital Management, LLC is a wholly-owned indirect subsidiary of Bank of America Corporation, a publicly traded corporation.

MFS Institutional Advisors, Inc. is a subsidiary of Massachusetts Financial Services Company and is an indirect wholly owned subsidiary of Sun Life Assurance Company of Canada, which is owned by Sun Life Financial Services of Canada, Inc., a publicly traded company.

Montag & Caldwell, Inc. is an indirect wholly-owned subsidiary of ABN AMRO Holdings N.V., a publicly traded company. Other entities in the corporate chain of control of which Montag & Caldwell, Inc. is a direct or indirect wholly-owned subsidiary include ABN AMRO Bank N.V., ABN AMRO Asset Management Holding NV and ABN AMRO Asset Management Holdings, Inc.

Schneider Capital Management Corporation is controlled by its majority shareholder, Arnold C. Schneider, III.

Suffolk Capital Management, LLC, is a wholly–owned subsidiary of Ohio National Financial Services, Inc. Ohio National Financial Services, Inc. is wholly–owned by Ohio National Mutual Holdings, Inc. which, in turn, is wholly–owned by the policyholders of The Ohio National Life Insurance Company.

Turner Investment Partners, Inc. is a corporation controlled by Robert E. Turner.

QUANTITATIVE EQUITY FUND

Aronson+Johnson+Ortiz, LP is a limited partnership controlled by Theodore R. Aronson.

Franklin Portfolio Associates LLC is a Massachusetts limited liability company owned by Mellon Financial Corporation.

Goldman Sachs Asset Management, L.P. is a wholly-owned direct and indirect subsidiary of the Goldman Sachs Group, Inc., a publicly traded company.

Jacobs Levy Equity Management, Inc. is owned by Bruce Jacobs and Kenneth Levy.

TAX–MANAGED LARGE CAP FUND

BKF Asset Management, Inc. is a wholly-owned subsidiary of BKF Capital Group, Inc., a publicly traded corporation.

J.P. Morgan Investment Management Inc. is a wholly owned subsidiary of J.P. Morgan Chase & Co., a publicly held bank holding company.

Kayne Anderson Rudnick Investment Management, LLC is controlled by Phoenix Investment Partners, Ltd, a subsidiary of The Phoenix Companies, Inc., a publicly traded company.

Sands Capital Management, Inc. is controlled 70% by Frank M. Sands, Sr. and Marjorie Sands and 30% by Frank M. Sands, Jr.

Turner Investment Partners Inc. See: Diversified Equity Fund

SPECIAL GROWTH FUND

CapitalWorks Investment Partners, LLC is a liability company controlled by its members who include John D. Wylie, Jack C. Marshall, Mark J. Correnti and Ken Applegate

David J. Greene and Company, LLC, is a limited liability company controlled by Michael C. Greene and Alan I. Greene.

Delphi Management, Inc. is 100% owned by Scott Black.

Goldman Sachs Asset Management, L.P. See: Quantitative Equity Fund

Gould Investment Partners LLC is a limited liability company controlled by Richard H. Gould.

Jacobs Levy Equity Management, Inc. See: Quantitative Equity Fund.

Nicholas-Applegate Capital Management LLC is owned 100% by Allianz of America, a wholly-owned subsidiary of Allianz AG, a publicly traded company.

TimesSquare Capital Management, LLC (“TimesSquare”) is 60% owned by Affiliated Managers Group, Inc., a publicly traded corporation. Employees of TimesSquare own the remaining 40%, with no individual employee beneficially owning 25% or greater.

Tygh Capital Management, Inc. is an employee-owned corporation controlled by its majority shareholders Richard J. Johnson and Jeff B. Curtis.

TAX–MANAGED MID & SMALL CAP FUND

Chartwell Investment Partners is controlled primarily by its employees with no one individual controlling more than 10%.

Netols Asset Management, Inc. is controlled by its majority shareholder, Jeffrey Netols.

Parametric Portfolio Associates LLC is 80% controlled by Eaton Vance Acquisition Business Trust which is an indirect, wholly-owned subsidiary of Eaton Vance Inc., a publicly traded company.

Transamerica Investment Management, LLC is owned by Transamerica Investment Services, Inc. and indirectly owned by Transamerica Corporation, which is wholly-owned by AEGON, N.V. AEGON, N.V. is a publicly traded company.

Turner Investment Partners, Inc. See: Diversified Equity Fund.

SELECT GROWTH FUND

Ark Asset Management Co., Inc. See: Diversified Equity Fund.

CapitalWorks Investment Partners, LLC See: Special Growth Fund.

Delaware Management Company, a series of Delaware Management Business Trust, is an indirect wholly–owned subsidiary of Lincoln National Corporation, a publicly traded company. Other entities in the corporate chain of control of which Delaware Management Company is a direct or indirect wholly–owned subsidiary include: Delaware Management Company, Inc., Delaware Investments U.S., Inc., DMH Corp. Delaware Management Holdings, Inc., Lincoln National Investment Companies, Inc. and Lincoln National Investments, Inc.

Fuller & Thaler Asset Management, Inc. is controlled by Russell J. Fuller.

Turner Investment Partners, Inc. See: Diversified Equity Fund.

SELECT VALUE FUND

DePrince, Race & Zollo, Inc. is controlled by the following: Gregory M. DePrince, John D. Race and Victor A. Zollo, each owning 30% of the firm.

Iridian Asset Management LLC (“Iridian”) is majority owned by BIAM (US) Inc., an indirect subsidiary of The Governor and Company of the Bank of Ireland, a publicly traded company.

MFS Institutional Advisors, Inc. See: Diversified Equity Fund.

Netols Asset Management, Inc. See: Tax-Managed Mid & Small Cap Fund.

Systematic Financial Management, L.P. is owned 55% by Affiliated Managers Group, Inc., which is a publicly traded corporation. The remaining 45% is employee owned.

REAL ESTATE SECURITIES FUND

AEW Management and Advisors, L.P. is a limited partnership that is a wholly–owned subsidiary of AEW Capital Management, L.P., which in turn is a wholly–owned subsidiary of CDC IXIS Asset Management North America, L.P. (“CDCAM NA”). CDCAM NA is a wholly–owned subsidiary of CDC IXIS Asset Management, a French company (“CDCAM”). CDCAM is majority–owned by Eulia and indirectly owned, through Eulia by Caisse Nationale des Caisses D’Epargne and CNP Assurances, in a joint venture with Caisse des Depots et Consignations (“CDC”). CDC is wholly–owned by the French Government.

Heitman Real Estate Securities, LLC is 50% owned by its employees, with no one individual employee beneficially owning 25% or greater, and 50% owned by Old Mutual plc, a publicly traded company.

INVESCO Institutional (N.A.), Inc. which acts as a money manager to the Fund through its INVESCO Real Estate division (“INVESCO”) is an indirect, wholly-owned subsidiary of AMVESCAP, PLC, a publicly traded corporation. Other entities in the corporate chain of control of which INVESCO is a direct or indirect wholly-owned subsidiary include AVZ, Inc., AMVESCAP Group Services, Inc. and INVESCO North American Holdings, Inc.

RREEF America L.L.C. is an indirect wholly-owned subsidiary of Deutsche Bank, A.G., a publicly traded company. Other entities in the corporate chain of control of which RREEF America L.L.C. is a direct or indirect wholly-owned subsidiary include Deutsche Bank Americas Holding Corp. and Taunus Corporation.

INTERNATIONAL SECURITIES FUND

Alliance Capital Management L.P., which acts as money manager to the Fund through its Bernstein Investment Research and Management Unit. See: Diversified Equity Fund.

AQR Capital Management, LLC is majority owned and controlled by its principals Clifford S. Asness, Ph.D., John M. Liew, Ph.D., David Kabiller, CFA, Robert Krail, Brian K. Hurst, Jacques A. Friedman and Oktay Kurbanov.

Axiom International Investors LLC (“Axiom”) is 100% employee owned. Axiom’s controlling shareholder is Andrew Jacobson.

The Boston Company Asset Management, LLC is a wholly owned, indirect subsidiary of Mellon Financial Corporation, a publicly held corporation.

Fidelity Management & Research Company is a wholly–owned subsidiary of FMR Corp. Members of the Edward C. Johnson 3rd family are predominant owners of a class of shares of common stock representing approximately 49% of the voting power of FMR Corp.

Marvin & Palmer Associates, Inc. is controlled and majority owned by David F. Marvin and Stanley Palmer.

MFS Institutional Advisors, Inc. See: Diversified Equity Fund

Mondrian Investment Partners Limited is controlled by senior members of management.

Wellington Management Company, LLP is a limited liability partnership with no one individual controlling more than 25%.

EMERGING MARKETS FUND

Alliance Capital Management L.P., which acts as money manager to the Fund through its Bernstein Investment Research and Management Unit. See: Diversified Equity Fund.

Arrowstreet Capital, Limited Partnership is controlled primarily by its employees with no one individual controlling more than 25%.

Genesis Asset Managers, LLP is 99.9% owned by Genesis Fund Managers, LLP. Genesis Fund Managers, LLP is 60% owned, through subsidiary holding companies, by Affiliated Managers Group, Inc., a publicly traded corporation. A group of Genesis’ managers owns the remaining 40% of Genesis Fund Managers, LLP with no individual manager beneficially owning greater than 10%.

T. Rowe Price International, Inc. (“T. Rowe Price”) is an indirect subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company. Other entities in the corporate chain of control of which T. Rowe Price is a wholly-owned subsidiary include T. Rowe Price Finance, Inc. and T. Rowe Price Associates.

Wells Capital Management Inc. is a wholly-owned subsidiary of Wells Fargo Bank N.A., a publicly traded company.

DIVERSIFIED BOND FUND

Bear Stearns Asset Management Inc. is a publicly traded company.

Lehman Brothers Asset Management LLC is a wholly-owned subsidiary of Lehman Brothers Holdings Inc., a publicly traded company.

Pacific Investment Management Company LLC (“PIMCO”) is approximately 70% owned by Allianz Dresdner Asset Management L.P. (ADAM) and approximately 30% owned by Pacific Life Insurance Company, a publicly traded company. ADAM is majority owned by Allianz AG, a publicly traded company.

Western Asset Management Company is a wholly-owned subsidiary of Legg Mason, Inc., a publicly traded corporation.

MULTISTRATEGY BOND FUND

Bear Stearns Asset Management Inc. See: Diversified Bond Fund.

Delaware Management Company. See: Select Growth Fund.

Morgan Stanley Investment Management Inc. is a wholly-owned, direct subsidiary of Morgan Stanley, a publicly traded company.

Pacific Investment Management Company LLC. See: Diversified Bond Fund.

SHORT DURATION BOND FUND

Merganser Capital Management L.P. (“Merganser”) is controlled by Merganser Capital Management Corporation, its majority shareholder. Merganser Capital Management Corporation is wholly–owned and controlled by Ed Bedrosian and his family.

Pacific Investment Management Company LLC. See: Diversified Bond Fund.

STW Fixed Income Management Ltd., a Bermuda company, is wholly owned by William H. Williams.

TAX EXEMPT BOND FUND

Delaware Management Company. See: Select Growth Fund.

Standish Mellon Asset Management Company LLC is a wholly-owned subsidiary of Mellon Financial Corporation, a publicly traded organization.

EQUITY I FUND

Alliance Capital Management L.P., which acts as money manager to the Fund through its Bernstein Investment Research and Management Unit. See: Diversified Equity Fund.

Ark Asset Management Co., Inc. See: Diversified Equity Fund.

Institutional Capital Corporation. See: Diversified Equity Fund.

Marsico Capital Management Company, LLC. See: Diversified Equity Fund

MFS Institutional Advisors, Inc. See: Diversified Equity Fund.

Montag & Caldwell, Inc. See: Diversified Equity Fund.

Schneider Capital Management Corporation. See: Diversified Equity Fund.

Suffolk Capital Management, LLC. See: Diversified Equity Fund.

Turner Investment Partners Inc. See: Diversified Equity Fund.

EQUITY Q FUND

Aronson+Johnson+Ortiz, LP. See: Quantitative Equity Fund.

Franklin Portfolio Associates LLC. See: Quantitative Equity Fund.

Goldman Sachs Asset Management, L.P. See: Quantitative Equity Fund.

Jacobs Levy Equity Management, Inc. See: Quantitative Equity Fund.

EQUITY II FUND

CapitalWorks Investment Partners, LLC. See: Special Growth Fund.

David J. Greene and Company, LLC. See: Special Growth Fund.

Delphi Management, Inc. See: Special Growth Fund.

Goldman Sachs Asset Management, L.P. See: Special Growth Fund.

Gould Investment Partners LLC. See: Special Growth Fund.

Jacobs Levy Equity Management Inc. See: Quantitative Equity Fund.

Nicholas-Applegate Capital Management LLC. See: Special Growth Fund.

TimesSquare Capital Management, LLC. See: Special Growth Fund.

Tygh Capital Management, Inc. See: Special Growth Fund.

INTERNATIONAL FUND

Alliance Capital Management L.P., which acts as money manager to the Fund through its Bernstein Investment Research and Management Unit. See: Diversified Equity Fund.

AQR Capital Management, LLC. See: International Securities Fund.

Axiom International Investors LLC. See: International Securities Fund.

The Boston Company Asset Management, LLC. See: International Securities Fund.

Fidelity Management & Research Company. See: International Securities Fund.

Marvin & Palmer Associates, Inc. See: International Securities Fund.

MFS Institutional Advisors, Inc. See: International Securities Fund.

Mondrian Investment Partners Limited. See: International Securities Fund.

Wellington Management Company, LLP. See: International Securities Fund.

FIXED INCOME I FUND

Bear Stearns Asset Management Inc. See: Diversified Bond Fund.

Lehman Brothers Asset Management LLC. See: Diversified Bond Fund.

Pacific Investment Management Company LLC. See: Diversified Bond Fund.

Western Asset Management Company. See: Diversified Bond Fund.

FIXED INCOME III FUND

Bear Stearns Asset Management Inc. See: Diversified Bond Fund.

Delaware Management Company, a series of Delaware Management Business Trust. See: Multistrategy Bond Fund.

Morgan Stanley Investment Management Inc. See: Multistrategy Bond Fund.

Pacific Investment Management Company LLC. See: Diversified Bond Fund.

MONEY MARKET FUND

Frank Russell Investment Management Company is wholly–owned by Frank Russell Company, a subsidiary of The Northwestern Mutual Life Insurance Company.

US GOVERNMENT MONEY MARKET FUND

Frank Russell Investment Management Company. See: Money Market Fund.

TAX FREE MONEY MARKET FUND

Neuberger Berman is a wholly owned, indirect subsidiary of Lehman Brothers Holdings, Inc.

RATINGS OF DEBT INSTRUMENTS

CORPORATE AND MUNICIPAL BOND RATINGS.

MOODY’S INVESTORS SERVICE, INC. (MOODY’S):

Aaa — Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa — Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long–term risks appear somewhat larger than in Aaa securities.

A — Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa — Bonds which are rated Baa are considered as medium–grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great period of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba — Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B — Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa — Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal and interest.

Ca — Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C — Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies numerical modifiers, 1, 2 and 3 in each generic rating classification in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic category; the modifier 2 indicates a mid–range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR’S RATINGS GROUP (“S&P”):

AAA — This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA — Bonds rated AA also qualify as high–quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A — Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB- — Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. While bonds with this rating normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than debt in higher rated categories.

BB, B, CCC, CC, C — Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

BB — Bonds rated BB have less near–term vulnerability to nonpayment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B — Bonds rated B have a greater vulnerability to nonpayment than obligations rated ‘BB’ but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC — A bond rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC — An obligation rated CC is currently highly vulnerable to nonpayment.

C — The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D — Bonds rated D are in payment default. The D rating is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (–): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

The (r) symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk – such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

STATE, MUNICIPAL NOTES AND TAX EXEMPT DEMAND NOTES.

MOODY’S:

Moody’s rating for state, municipal and other short–term obligations will be designated Moody’s Investment Grade (“MIG”). This distinction is in recognition of the differences between short–term credit risk and long–term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short–term borrowing, while various factors of the first importance in bond risk are of lesser importance in the short run.

Symbols used are as follows:

MIG–1/VMIG 1 — This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

MIG–2/VMIG 2 — This designation denotes best quality. Margins of protection are ample although not so large as in the preceding group.

MIG–3/VMIG 3 — This designation denotes favorable quality. All security elements are accounted or but there is a lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

SG — This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

S&P:

A S&P note rating, reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long–term debt rating. The following criteria will be used in making that assessment:

— Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).

— Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

Note rating symbols are as follows:

SP–1 — Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP–2 — Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP–3 — Speculative capacity to pay principal and interest.

COMMERCIAL PAPER RATINGS.

Moody’s:

Prime – 1 — Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

•	Leading market positions in will-established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime – 2 — Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, wile sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime – 3 — Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

WR – Withdrawn

S&P:

A–1 – An obligor rated “A–1” has STRONG capacity to meet its financial commitments. It is rated in the highest category by Standard & Poor’s. Within this category, certain obligors are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments is EXTREMELY STRONG.

A–2 – An obligor rated “A–2” has SATISFACTORY capacity to meet its financial commitments. However, it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in the highest rating category.

A–3 – An obligor rated “A–3” has ADEQUATE capacity to meet its financial obligations. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments.

B – An obligor rated “B” is regarded as VULNERABLE and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C – An obligor rated “C” is CURRENTLY VULNERABLE to nonpayment and is dependent upon favorable business, financial, and economic conditions for it to meet its financial commitments on the obligation.

D – An obligor rated “D” is in payment default. The “D” rating is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

N.R. – An issuer designated N.R. is not rated.

Fitch Investors Service, Inc.:

F1 – Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 – Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 – Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near–term adverse changes could result in a reduction to non–investment grade.

B – Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near–term adverse changes in financial and economic conditions.

C – High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D – Default. Denotes actual or imminent payment default.

Notes to Short–Term Ratings:

“+” or “–” may be appended to a rating to denote relative status within major rating categories. Such suffices are not added to Shot–term ratings other than “F–1.”

FINANCIAL STATEMENTS

The 2005 annual financial statements of the Funds, including notes to the financial statements and financial highlights and the Report of Independent Registered Public Accounting Firm, are included in FRIC’s Annual Reports to Shareholders. Copies of these Annual Reports accompany this Statement and are incorporated herein by reference.